NATIONWIDE

VARIABLE

ACCOUNT

Annual Report

To

Contract Owners

December 31, 2024

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide Variable Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide Variable Account (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 1, 2025

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

ABERDEEN FUNDS

Aberdeen Infrastructure Debt Fund - Institutional Service Class (ADGFIS)

Aberdeen U.S. Sustainable Leaders Fund - Institutional Service Class (ADUES)

Aberdeen U.S. Small Cap Equity Fund - Class A (PRSCA)

ALLSPRING GLOBAL INVESTMENTS

Allspring Common Stock Fund - Class A (SACSA)

Allspring Growth Fund - Class A (SGRA)

Allspring Special Large Cap Value Fund - Administrative Class (WFAIVD)

Allspring Mid Cap Growth Fund - Class A (WFENAD)1

Allspring Large Cap Core Fund - Class A (WFLCCA)

Allspring Large Cap Growth Fund - Class A (WFLGA)

AMERICAN CENTURY INVESTMENTS

American Century Disciplined Core Value Fund - Class A (ACIGA)

American Century Short-Term Government Fund: Investor Class (BSTG)

American Century Disciplined Core Value Fund - Investor Class (IGF)

American Century Growth Fund: Investor Class (TCG)

American Century International Growth Fund: Class A (TCIGA)

American Century International Growth Fund: Investor Class (TCIGR)

American Century Ultra(R) Fund: Investor Class (TCUL)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Appreciation Fund, Inc. - Investor Shares (DAF)

BNY Mellon Core Plus Fund - Class A (DMICPA)

BNY Mellon Balanced Opportunity Fund - Class Z (DPBOZ)

BNY Mellon Opportunistic Small Cap Fund - Investor Shares (DROSC)

BNY Mellon S&P 500 Index Fund (DSPI)

BNY Mellon Sustainable U.S. Equity Fund, Inc. - Class Z (DTC)

FEDERATED HERMES, INC.

Federated Hermes Corporate Bond Fund - Class F Shares (FBDF)

Federated Hermes Equity Income Fund - Class F Shares (FEQIF)

Federated Hermes Opportunistic High Yield Bond Fund - Service Shares (FHYT)

Federated Hermes Intermediate Corporate Bond Fund: Service Shares (FIIF)

FIDELITY INVESTMENTS

Fidelity Advisor Equity Growth Fund: Class A (FAEGA)

Fidelity Advisor Equity Income Fund - Class M (FAEI)

Fidelity Advisor Equity Income Fund: Class A (FAEIA)

Fidelity Advisor Growth Opportunities Fund - Class M (FAGO)

Fidelity Advisor Growth Opportunities Fund: Class A (FAGOA)

Fidelity Advisor Capital & Income Fund - Class M (FAHY)1

Fidelity Asset Manager 50% (FAM)

Fidelity Advisor Overseas Fund: Class A (FAOA)

Fidelity Capital & Income Fund (FCI)

Fidelity Equity-Income Fund (FEI)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Magellan(R) Fund (FMG)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)

Fidelity Puritan Fund (FPR)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Mutual U.S. Mid Cap Value Fund - Class A (FRBSI)

Franklin Small-Mid Cap Growth Fund: Class A (FSCG)

Templeton Foreign Fund - Class A (TFF)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)

Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A (TMSF)

INVESCO INVESTMENTS

Invesco Real Estate Fund: Class A (AREA)

Invesco Small Cap Growth Fund: Investor Class (ASCGI)

Invesco Discovery Large Cap Fund - Class A (OCAF)1

Invesco Discovery Mid Cap Growth Fund - Class A (ODMCGA)

Invesco Global Fund - Class A (OGF)

Invesco Global Strategic Income Fund - Class A (OSI)

Invesco - Invesco V.I. Global Fund: Series II (OVGSS)

Invesco Equity and Income Fund: Class A (VKEIA)

Invesco Growth and Income Fund: Class A (VKGIA)

IVY INVESTMENTS

Macquarie Small Cap Growth Fund - Class A (WRSCGA)1

JANUS HENDERSON INVESTORS

Janus Henderson Forty Fund - Class T (JAFRT)

Janus Henderson Balanced Fund: Class S (JBS)

Janus Henderson Research Fund - Class T (JMERC)

Janus Henderson Overseas Fund - Class S (JOS)

Janus Henderson Global Research Fund - Class T (JWF)

Janus Henderson Global Research Fund - Class S (JWS)

LAZARD FUNDS

Lazard Retirement US Small Cap Equity Select Portfolio - Open Shares (LSC)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS Income Fund - Class A (MSI)

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Investor Destinations Aggressive Fund: Service Class (IDAS)

Nationwide Investor Destinations Conservative Fund: Service Class (IDCS)

Nationwide Investor Destinations Moderately Aggressive Fund: Service Class (IDMAS)

Nationwide Investor Destinations Moderately Conservative Fund: Service Class (IDMCS)

Nationwide Investor Destinations Moderate Fund: Service Class (IDMS)

Nationwide Government Money Market Fund - Investor Shares (MMF)

Nationwide Government Money Market Fund - Service Class (MMFR)

Nationwide Bond Fund - Institutional Service Class (NBF)

Nationwide Bond Index Fund: Class A (NBIXA)

Nationwide Fund - Institutional Service Class (NF)

Nationwide Fund - Class A (NFA)

Nationwide BNY Mellon Dynamic U.S. Core Fund - Class R6 (NGF)

Nationwide BNY Mellon Dynamic U.S. Core Fund - Class A (NGFA)

Nationwide International Index Fund: Class A (NIIXA)

Nationwide Inflation-Protected Securities Fund - Institutional Service Class (NIPSIS)

Nationwide S&P 500 Index Fund: Service Class (NIXR)

Nationwide Mid Cap Market Index Fund: Class A (NMCIXA)

Nationwide Small Cap Index Fund: Class A (NSCIXA)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II (NVMIG6)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Large Cap Growth Fund - Investor Class (NBGF)

Neuberger Berman Genesis Fund - Trust Class (NBGST)

Neuberger Berman Large Cap Growth Fund - Trust Class (NBGT)

Neuberger Berman Large Cap Value Fund - Trust Class (NBPT)

Neuberger Berman Sustainable Equity Fund: Trust Class (NBSRT)

Neuberger Berman Large Cap Value Fund - Investor Class (PF)

PIMCO FUNDS

PIMCO Total Return Fund: Class A (PMTRA)

PUTNAM INVESTMENTS

Putnam Large Cap Growth Fund - Class A (PUGOA)

Putnam International Equity Fund: Class A (PUIGA)

VIRTUS MUTUAL FUNDS

Virtus Tactical Allocation Fund - Class A (VRTAA)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the period from April 26, 2024 (inception) to December 31, 2024.

IVY INVESTMENTS

Macquarie High Income Fund - Institutional Class (IYHII)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Service Class (LACIS)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the period from May 24, 2024 (inception) to December 31, 2024.

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class Y (NVSTBY)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the period from October 25, 2024 (inception) to December 31, 2024.

FIDELITY INVESTMENTS

Fidelity Advisor Balanced Fund - Class A (FDBA)

Fidelity Advisor Balanced Fund - Class M (FDB)

(1)	See Note 1 to the financial statements for the former name of the sub-account.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
ADGFIS	33,152	$305,876	$283,119	$-	$283,119	$17	$283,102	$283,102	$-	$283,102
ADUES	83,989	1,008,449	1,143,929	-	1,143,929	23	1,143,906	1,143,906	-	1,143,906
PRSCA	31,560	985,513	1,133,007	-	1,133,007	56	1,132,951	1,132,951	-	1,132,951
SACSA	72,648	1,351,963	1,251,719	-	1,251,719	86	1,251,633	1,251,633	-	1,251,633
SGRA	22,092	682,219	535,501	-	535,501	72	535,429	535,429	-	535,429
WFAIVD	47,817	640,905	684,266	-	684,266	26	684,240	684,240	-	684,240
WFENAD	2,722	164,746	130,356	-	130,356	39	130,317	130,317	-	130,317
WFLCCA	15,268	248,118	269,014	-	269,014	36	268,978	268,978	-	268,978
WFLGA	62,367	2,538,163	2,475,983	-	2,475,983	34	2,475,949	2,475,949	-	2,475,949
ACIGA	37,066	1,327,852	1,352,160	-	1,352,160	95	1,352,065	1,352,065	-	1,352,065
BSTG	61,248	577,735	556,745	-	556,745	131	556,614	556,614	-	556,614
IGF	78,215	2,812,449	2,860,338	-	2,860,338	30	2,860,308	2,860,308	-	2,860,308
TCG	119,613	4,596,720	6,935,186	-	6,935,186	418	6,934,768	6,931,376	3,392	6,934,768
TCIGA	3,144	37,870	38,827	-	38,827	23	38,804	38,804	-	38,804
TCIGR	19,672	234,284	241,768	-	241,768	21	241,747	241,747	-	241,747
TCUL	116,117	6,634,242	10,836,059	-	10,836,059	112	10,835,947	10,835,947	-	10,835,947
DAF	65,901	2,350,817	2,582,000	36	2,582,036	-	2,582,036	2,582,036	-	2,582,036
DMICPA	68,694	719,996	624,427	-	624,427	24	624,403	624,403	-	624,403
DPBOZ	25,217	562,729	586,788	-	586,788	59	586,729	586,729	-	586,729
DROSC	1,653	51,814	50,755	-	50,755	19	50,736	50,736	-	50,736
DSPI	300,015	15,430,155	17,286,878	-	17,286,878	38	17,286,840	17,286,840	-	17,286,840
DTC	19,238	256,005	365,331	-	365,331	49	365,282	365,282	-	365,282
FBDF	95,807	811,887	796,155	-	796,155	58	796,097	796,097	-	796,097
FEQIF	329	7,310	7,202	-	7,202	6	7,196	7,196	-	7,196
FHYT	224,368	1,473,628	1,424,737	-	1,424,737	63	1,424,674	1,424,674	-	1,424,674
FIIF	19,386	176,213	164,395	-	164,395	57	164,338	164,338	-	164,338
FAEGA	88,548	1,352,487	1,747,935	-	1,747,935	152	1,747,783	1,747,783	-	1,747,783
FAEI	42,680	1,411,002	1,442,170	-	1,442,170	24	1,442,146	1,442,146	-	1,442,146
FAEIA	43,576	1,385,071	1,414,475	-	1,414,475	86	1,414,389	1,414,389	-	1,414,389
FAGO	31,926	3,455,814	5,567,215	-	5,567,215	32	5,567,183	5,567,183	-	5,567,183
FAGOA	8,665	960,109	1,542,231	-	1,542,231	99	1,542,132	1,542,132	-	1,542,132
FAHY	30,013	346,369	356,849	-	356,849	92	356,757	356,757	-	356,757
FAM	46,299	922,137	946,348	-	946,348	26	946,322	946,322	-	946,322
FAOA	33	823	1,018	-	1,018	6	1,012	1,012	-	1,012
FCI	22,102	216,981	224,339	-	224,339	3	224,336	224,336	-	224,336
FDB	58,700	1,750,461	1,734,584	-	1,734,584	21	1,734,563	1,734,563	-	1,734,563
FDBA	5,820	173,537	171,972	-	171,972	39	171,933	171,933	-	171,933

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
FEI	62,555	3,904,376	4,608,432	-	4,608,432	39	4,608,393	4,608,393	-	4,608,393
FMG	579,912	7,152,167	8,600,089	-	8,600,089	36	8,600,053	8,600,053	-	8,600,053
FO2	65,576	1,553,889	1,649,246	-	1,649,246	87	1,649,159	1,649,159	-	1,649,159
FPR	254,071	6,057,463	6,313,660	-	6,313,660	36	6,313,624	6,313,624	-	6,313,624
FRBSI	29,585	1,007,346	1,024,808	-	1,024,808	97	1,024,711	1,024,711	-	1,024,711
FSCG	27,158	994,154	1,062,164	-	1,062,164	84	1,062,080	1,062,080	-	1,062,080
TFF	58,880	387,057	450,433	-	450,433	55	450,378	450,378	-	450,378
TIF2	66,240	906,079	911,464	-	911,464	90	911,374	911,374	-	911,374
TMSF	104,329	2,662,493	2,558,137	-	2,558,137	211	2,557,926	2,556,759	1,167	2,557,926
AREA	22,634	466,769	380,927	241	381,168	-	381,168	380,061	1,107	381,168
ASCGI	10,258	289,967	336,256	-	336,256	62	336,194	336,194	-	336,194
OCAF	16,052	908,849	1,345,668	-	1,345,668	101	1,345,567	1,345,567	-	1,345,567
ODMCGA	166,872	3,614,225	4,655,733	-	4,655,733	118	4,655,615	4,655,615	-	4,655,615
OGF	30,713	2,826,442	2,875,932	-	2,875,932	99	2,875,833	2,875,833	-	2,875,833
OSI	103,469	327,574	318,683	-	318,683	55	318,628	318,628	-	318,628
OVGSS	119,064	4,385,748	4,603,025	-	4,603,025	882	4,602,143	4,596,946	5,197	4,602,143
VKEIA	3,088	31,425	32,173	-	32,173	28	32,145	32,145	-	32,145
VKGIA	39,051	869,002	833,749	67	833,816	-	833,816	831,087	2,729	833,816
IYHII	74,458	447,472	447,493	-	447,493	29	447,464	447,464	-	447,464
WRSCGA	18,190	278,072	227,376	-	227,376	31	227,345	227,345	-	227,345
JAFRT	377,474	14,555,773	19,496,542	-	19,496,542	154	19,496,388	19,496,388	-	19,496,388
JBS	23,902	976,231	1,089,202	-	1,089,202	49	1,089,153	1,089,153	-	1,089,153
JMERC	68,517	3,503,142	5,799,934	-	5,799,934	122	5,799,812	5,799,812	-	5,799,812
JOS	769	29,927	34,759	-	34,759	19	34,740	34,740	-	34,740
JWF	15,260	1,047,587	1,658,035	-	1,658,035	39	1,657,996	1,657,996	-	1,657,996
JWS	1,858	160,884	206,601	-	206,601	41	206,560	206,560	-	206,560
LSC	149,916	1,767,875	1,557,629	-	1,557,629	48	1,557,581	1,557,581	-	1,557,581
LACIS	102,763	1,102,343	1,096,991	-	1,096,991	74	1,096,917	1,096,917	-	1,096,917
MSI	255,863	1,555,998	1,496,797	-	1,496,797	31	1,496,766	1,496,766	-	1,496,766
GVDMA	346,035	3,470,767	3,501,871	-	3,501,871	31	3,501,840	3,501,840	-	3,501,840
GVDMC	63,925	615,320	623,908	-	623,908	18	623,890	623,890	-	623,890
GVIDA	189,508	2,027,836	2,179,338	-	2,179,338	32	2,179,306	2,179,306	-	2,179,306
GVIDC	29,527	279,527	288,777	-	288,777	19	288,758	288,758	-	288,758
GVIDM	377,078	3,583,793	3,555,845	-	3,555,845	53	3,555,792	3,555,792	-	3,555,792
IDAS	87,047	766,946	789,512	-	789,512	50	789,462	789,462	-	789,462
IDCS	28,073	273,411	271,190	-	271,190	32	271,158	271,158	-	271,158
IDMAS	280,910	2,667,535	2,533,809	-	2,533,809	74	2,533,735	2,533,735	-	2,533,735

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
IDMCS	30,799	293,535	290,741	-	290,741	46	290,695	290,695	-	290,695
IDMS	136,243	1,239,396	1,201,666	-	1,201,666	63	1,201,603	1,201,603	-	1,201,603
MMF	4,377,183	4,377,183	4,377,183	-	4,377,183	40	4,377,143	4,377,143	-	4,377,143
MMFR	1,352,280	1,352,280	1,352,280	74	1,352,354	-	1,352,354	1,351,820	534	1,352,354
NBF	75,995	653,233	614,798	-	614,798	59	614,739	614,739	-	614,739
NBIXA	23,424	232,756	221,589	-	221,589	40	221,549	221,549	-	221,549
NF	102,183	2,523,191	3,146,219	-	3,146,219	81	3,146,138	3,146,138	-	3,146,138
NFA	22,871	594,669	728,892	-	728,892	120	728,772	723,794	4,978	728,772
NGF	11,389	129,690	183,938	-	183,938	39	183,899	183,899	-	183,899
NGFA	58,047	648,120	847,480	-	847,480	59	847,421	847,421	-	847,421
NIIXA	586	4,439	4,989	-	4,989	16	4,973	4,973	-	4,973
NIPSIS	118,227	1,163,556	1,046,308	-	1,046,308	74	1,046,234	1,046,234	-	1,046,234
NIXR	221,413	3,908,919	6,055,655	-	6,055,655	124	6,055,531	6,055,531	-	6,055,531
NMCIXA	39,975	614,823	634,803	-	634,803	68	634,735	634,735	-	634,735
NSCIXA	37,864	374,273	443,762	94	443,856	-	443,856	442,457	1,399	443,856
NVMIG6	27,715	197,483	209,524	-	209,524	30	209,494	209,494	-	209,494
NVSTBY	39,138	383,164	380,817	-	380,817	3	380,814	380,814	-	380,814
NVTIV3	31,597	325,796	366,843	-	366,843	34	366,809	366,809	-	366,809
NBGF	59,967	1,215,886	1,751,051	-	1,751,051	28	1,751,023	1,751,023	-	1,751,023
NBGST	73,803	4,375,151	4,784,664	1,009	4,785,673	-	4,785,673	4,779,081	6,592	4,785,673
NBGT	7,046	136,562	204,189	-	204,189	36	204,153	204,153	-	204,153
NBPT	120	5,538	5,407	-	5,407	19	5,388	5,388	-	5,388
NBSRT	16,640	746,412	811,023	-	811,023	47	810,976	810,976	-	810,976
PF	53,164	1,797,156	2,386,023	-	2,386,023	26	2,385,997	2,385,997	-	2,385,997
PMTRA	91,122	930,585	772,715	-	772,715	57	772,658	772,658	-	772,658
PUGOA	6,096	385,493	423,537	-	423,537	24	423,513	423,513	-	423,513
PUIGA	263	6,072	6,488	-	6,488	3	6,485	6,485	-	6,485
VRTAA	40,684	413,146	429,220	-	429,220	25	429,195	429,195	-	429,195

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

** For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	ADGFIS	ADUES	PRSCA	SACSA	SGRA	WFAIVD	WFENAD	WFLCCA

Reinvested dividends	$18,621	-	-	-	-	5,063	-	354
Mortality and expense risk charges (note 2)	(3,866)	(15,472)	(14,464)	(16,896)	(7,464)	(8,408)	(2,098)	(3,293)

Net investment income (loss)	14,755	(15,472)	(14,464)	(16,896)	(7,464)	(3,345)	(2,098)	(2,939)

Realized gain (loss) on investments	(2,753)	14,414	11,000	(48,053)	(17,903)	13,755	3,630	(264)
Change in unrealized gain (loss) on investments	(1,696)	99,410	155,535	62,434	11,733	25,545	8,852	26,632

Net gain (loss) on investments	(4,449)	113,824	166,535	14,381	(6,170)	39,300	12,482	26,368

Reinvested capital gains	-	-	-	74,828	154,695	48,156	12,894	30,479

Net increase (decrease) in contract owners’ equity resulting from operations	$10,306	98,352	152,071	72,313	141,061	84,111	23,278	53,908

Investment Activity*:	WFLGA	ACIGA	BSTG	IGF	TCG	TCIGA	TCIGR	TCUL
Reinvested dividends	$-	14,674	24,792	39,042	-	216	2,635	-
Mortality and expense risk charges (note 2)	(37,544)	(16,061)	(7,806)	(39,000)	(90,684)	(538)	(3,697)	(131,786)

Net investment income (loss)	(37,544)	(1,387)	16,986	42	(90,684)	(322)	(1,062)	(131,786)

Realized gain (loss) on investments	71,619	7,548	(7,816)	(25,635)	553,146	(149)	5,425	1,112,991
Change in unrealized gain (loss) on investments	346,429	140,125	3,494	357,473	653,076	818	167	1,137,026

Net gain (loss) on investments	418,048	147,673	(4,322)	331,838	1,206,222	669	5,592	2,250,017

Reinvested capital gains	345,168	-	-	-	394,146	-	-	375,935

Net increase (decrease) in contract owners’ equity resulting from operations	$725,672	146,286	12,664	331,880	1,509,684	347	4,530	2,494,166

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	DAF	DMICPA	DPBOZ	DROSC	DSPI	DTC	FBDF	FEQIF

Reinvested dividends	$8,715	25,345	8,324	251	153,212	1,147	32,827	53
Mortality and expense risk charges (note 2)	(33,549)	(8,422)	(7,592)	(724)	(220,679)	(4,870)	(12,401)	(104)

Net investment income (loss)	(24,834)	16,923	732	(473)	(67,467)	(3,723)	20,426	(51)

Realized gain (loss) on investments	82,160	(5,610)	4,259	(617)	320,592	20,585	(6,001)	(76)
Change in unrealized gain (loss) on investments	(172,493)	(7,469)	25,308	2,200	1,682,684	36,065	(3,769)	225

Net gain (loss) on investments	(90,333)	(13,079)	29,567	1,583	2,003,276	56,650	(9,770)	149

Reinvested capital gains	388,633	1,128	27,579	-	1,474,486	23,304	-	850

Net increase (decrease) in contract owners’ equity resulting from operations	$273,466	4,972	57,878	1,110	3,410,295	76,231	10,656	948

Investment Activity*:	FHYT	FIIF	FAEGA	FAEI	FAEIA	FAGO	FAGOA	FAHY
Reinvested dividends	$72,024	6,319	-	24,979	29,779	-	-	17,483
Mortality and expense risk charges (note 2)	(18,951)	(2,208)	(19,893)	(18,684)	(17,996)	(67,246)	(16,960)	(4,820)

Net investment income (loss)	53,073	4,111	(19,893)	6,295	11,783	(67,246)	(16,960)	12,663

Realized gain (loss) on investments	(15,585)	(1,901)	41,844	7,317	3,999	210,058	36,967	(3)
Change in unrealized gain (loss) on investments	31,083	1,732	181,017	53,882	56,251	1,421,441	404,199	17,969

Net gain (loss) on investments	15,498	(169)	222,861	61,199	60,250	1,631,499	441,166	17,966

Reinvested capital gains	-	-	195,937	70,806	72,244	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$68,571	3,942	398,905	138,300	144,277	1,564,253	424,206	30,629

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	FAM	FAOA	FCI	FDB	FDBA	FEI	FMG	FO2

Reinvested dividends	$22,975	13	11,103	6,538	741	81,356	19,223	24,418
Mortality and expense risk charges (note 2)	(12,754)	(11)	(2,855)	(4,186)	(383)	(63,778)	(109,775)	(22,770)

Net investment income (loss)	10,221	2	8,248	2,352	358	17,578	(90,552)	1,648

Realized gain (loss) on investments	2,427	1	363	1,056	47	283,780	97,950	40,723
Change in unrealized gain (loss) on investments	40,521	31	10,482	(15,877)	(1,565)	163,152	1,386,608	(60,457)

Net gain (loss) on investments	42,948	32	10,845	(14,821)	(1,518)	446,932	1,484,558	(19,734)

Reinvested capital gains	13,575	-	-	16,804	1,682	170,026	495,715	79,667

Net increase (decrease) in contract owners’ equity resulting from operations	$66,744	34	19,093	4,335	522	634,536	1,889,721	61,581

Investment Activity*:	FPR	FRBSI	FSCG	TFF	TIF2	TMSF	AREA	ASCGI
Reinvested dividends	$104,850	12,529	-	10,357	24,859	42,705	8,791	-
Mortality and expense risk charges (note 2)	(81,503)	(13,250)	(14,294)	(6,197)	(12,916)	(33,965)	(4,975)	(4,383)

Net investment income (loss)	23,347	(721)	(14,294)	4,160	11,943	8,740	3,816	(4,383)

Realized gain (loss) on investments	19,519	(163)	9,266	7,055	32,902	(17,086)	(14,215)	2,185
Change in unrealized gain (loss) on investments	380,294	21,608	107,284	(28,246)	(59,033)	78,853	3,629	47,059

Net gain (loss) on investments	399,813	21,445	116,550	(21,191)	(26,131)	61,767	(10,586)	49,244

Reinvested capital gains	557,789	55,150	-	-	-	182,152	7,733	-

Net increase (decrease) in contract owners’ equity resulting from operations	$980,949	75,874	102,256	(17,031)	(14,188)	252,659	963	44,861

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	OCAF	ODMCGA	OGF	OSI	OVGSS	VKEIA	VKGIA	IYHII

Reinvested dividends	$-	-	-	17,305	-	623	9,976	20,104
Mortality and expense risk charges (note 2)	(15,660)	(58,801)	(36,915)	(4,003)	(60,661)	(418)	(10,185)	(4,001)

Net investment income (loss)	(15,660)	(58,801)	(36,915)	13,302	(60,661)	205	(209)	16,103

Realized gain (loss) on investments	26,659	188,400	68,971	(933)	(10,214)	13	(3,688)	715
Change in unrealized gain (loss) on investments	290,900	578,947	56,355	(6,266)	415,178	942	42,733	21

Net gain (loss) on investments	317,559	767,347	125,326	(7,199)	404,964	955	39,045	736

Reinvested capital gains	38,362	220,559	308,151	-	272,616	1,880	71,729	-

Net increase (decrease) in contract owners’ equity resulting from operations	$340,261	929,105	396,562	6,103	616,919	3,040	110,565	16,839

Investment Activity*:	WRSCGA	JAFRT	JBS	JMERC	JOS	JWF	JWS	LSC
Reinvested dividends	$-	3,743	20,756	-	443	10,481	597	-
Mortality and expense risk charges (note 2)	(2,821)	(249,461)	(14,857)	(72,146)	(421)	(22,509)	(2,607)	(21,909)

Net investment income (loss)	(2,821)	(245,718)	5,899	(72,146)	22	(12,028)	(2,010)	(21,909)

Realized gain (loss) on investments	(3,310)	1,076,529	118,470	382,747	228	185,943	7,746	(26,650)
Change in unrealized gain (loss) on investments	20,175	1,612,993	(13,115)	975,982	1,139	43,932	19,149	(38,143)

Net gain (loss) on investments	16,865	2,689,522	105,355	1,358,729	1,367	229,875	26,895	(64,793)

Reinvested capital gains	13,111	1,949,176	51,197	284,023	-	117,676	14,195	244,954

Net increase (decrease) in contract owners’ equity resulting from operations	$27,155	4,392,980	162,451	1,570,606	1,389	335,523	39,080	158,252

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	LACIS	MSI	GVDMA	GVDMC	GVIDA	GVIDC	GVIDM	IDAS

Reinvested dividends	$6,318	49,425	-	-	-	-	-	16,526
Mortality and expense risk charges (note 2)	(10,581)	(13,051)	(44,958)	(8,198)	(28,017)	(5,890)	(47,801)	(11,843)

Net investment income (loss)	(4,263)	36,374	(44,958)	(8,198)	(28,017)	(5,890)	(47,801)	4,683

Realized gain (loss) on investments	5,225	(825)	(278,802)	(16,446)	(81,641)	5,495	(309,421)	51,385
Change in unrealized gain (loss) on investments	(5,353)	(39,653)	630,351	52,755	332,226	18,144	628,314	(48,771)

Net gain (loss) on investments	(128)	(40,478)	351,549	36,309	250,585	23,639	318,893	2,614

Reinvested capital gains	-	-	-	-	-	-	-	106,874

Net increase (decrease) in contract owners’ equity resulting from operations	$(4,391)	(4,104)	306,591	28,111	222,568	17,749	271,092	114,171

Investment Activity*:	IDCS	IDMAS	IDMCS	IDMS	MMF	MMFR	NBF	NBIXA
Reinvested dividends	$9,764	60,285	8,794	33,577	213,345	65,636	30,231	6,632
Mortality and expense risk charges (note 2)	(4,129)	(33,943)	(3,945)	(18,816)	(59,963)	(17,577)	(10,519)	(2,822)

Net investment income (loss)	5,635	26,342	4,849	14,761	153,382	48,059	19,712	3,810

Realized gain (loss) on investments	2,963	1,343	3,812	(8,134)	-	-	(17,124)	(378)
Change in unrealized gain (loss) on investments	(2,534)	(57,575)	(7,068)	10,571	-	-	1,307	(4,915)

Net gain (loss) on investments	429	(56,232)	(3,256)	2,437	-	-	(15,817)	(5,293)

Reinvested capital gains	4,650	293,780	16,467	107,756	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$10,714	263,890	18,060	124,954	153,382	48,059	3,895	(1,483)

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	NF	NFA	NGF	NGFA	NIIXA	NIPSIS	NIXR	NMCIXA

Reinvested dividends	$13,773	1,268	2,641	9,054	187	36,398	47,641	6,626
Mortality and expense risk charges (note 2)	(40,707)	(8,843)	(2,585)	(10,798)	(54)	(13,933)	(74,939)	(8,995)

Net investment income (loss)	(26,934)	(7,575)	56	(1,744)	133	22,465	(27,298)	(2,369)

Realized gain (loss) on investments	110,385	9,078	26,385	39,730	9	(13,370)	327,587	19,268
Change in unrealized gain (loss) on investments	184,769	56,660	7,548	93,320	(51)	38	756,270	3,659

Net gain (loss) on investments	295,154	65,738	33,933	133,050	(42)	(13,332)	1,083,857	22,927

Reinvested capital gains	302,677	68,120	5,959	30,086	-	-	101,900	60,870

Net increase (decrease) in contract owners’ equity resulting from operations	$570,897	126,283	39,948	161,392	91	9,133	1,158,459	81,428

Investment Activity*:	NSCIXA	NVMIG6	NVSTBY	NVTIV3	NBGF	NBGST	NBGT	NBPT
Reinvested dividends	$5,972	528	16,857	22,231	1,225	-	3	100
Mortality and expense risk charges (note 2)	(5,746)	(3,265)	(2,963)	(4,865)	(23,311)	(63,282)	(2,622)	(73)

Net investment income (loss)	226	(2,737)	13,894	17,366	(22,086)	(63,282)	(2,619)	27

Realized gain (loss) on investments	9,321	15,327	53	6,598	149,847	73,313	21,082	(118)
Change in unrealized gain (loss) on investments	13,896	(15,686)	(2,347)	(12,760)	126,265	241,376	14,942	718

Net gain (loss) on investments	23,217	(359)	(2,294)	(6,162)	276,112	314,689	36,024	600

Reinvested capital gains	15,228	-	-	-	98,360	101,411	11,560	-

Net increase (decrease) in contract owners’ equity resulting from operations	$38,671	(3,096)	11,600	11,204	352,386	352,818	44,965	627

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	NBSRT	PF	PMTRA	PUGOA	PUIGA	VRTAA

Reinvested dividends	$-	51,238	34,375	-	70	6,970
Mortality and expense risk charges (note 2)	(10,667)	(31,877)	(10,476)	(2,996)	(96)	(5,913)

Net investment income (loss)	(10,667)	19,361	23,899	(2,996)	(26)	1,057

Realized gain (loss) on investments	19,305	85,618	(20,952)	52,072	19	9,425
Change in unrealized gain (loss) on investments	143,773	114,057	5,191	636	(124)	(853)

Net gain (loss) on investments	163,078	199,675	(15,761)	52,708	(105)	8,572

Reinvested capital gains	45,198	-	-	18,591	259	44,738

Net increase (decrease) in contract owners’ equity resulting from operations	$197,609	219,036	8,138	68,303	128	54,367

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	ADGFIS		ADUES		PRSCA		SACSA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$14,755	2,217	(15,472)	(11,081)	(14,464)	(13,678)	(16,896)	(17,489)

Realized gain (loss) on investments	(2,753)	(2,691)	14,414	(10,212)	11,000	(3,522)	(48,053)	(92,962)

Change in unrealized gain (loss) on investments	(1,696)	(11,958)	99,410	165,673	155,535	120,785	62,434	242,144

Reinvested capital gains	-	-	-	-	-	-	74,828	47,428

Net increase (decrease) in contract owners’ equity resulting from operations	10,306	(12,432)	98,352	144,380	152,071	103,585	72,313	179,121

Equity transactions:

Purchase payments received from contract owners (note 4)	7,022	7,868	30,475	30,833	12,520	13,200	7,257	12,536

Transfers between funds	5,275	1,000	5,914	779	(24,180)	7,446	9,140	1,037

Redemptions (notes 2, 3, and 4)	(31,659)	(18,312)	(132,439)	(172,599)	(118,293)	(75,463)	(222,901)	(208,104)

Adjustments to maintain reserves	(8)	(9)	(10)	(15)	(26)	7	(34)	(27)

Net equity transactions	(19,370)	(9,453)	(96,060)	(141,002)	(129,979)	(54,810)	(206,538)	(194,558)

Net change in contract owners’ equity	(9,064)	(21,885)	2,292	3,378	22,092	48,775	(134,225)	(15,437)

Contract owners’ equity at beginning of period	292,166	314,051	1,141,614	1,138,236	1,110,859	1,062,084	1,385,858	1,401,295

Contract owners’ equity at end of period	$283,102	292,166	1,143,906	1,141,614	1,132,951	1,110,859	1,251,633	1,385,858

CHANGE IN UNITS:

Beginning units	28,814	29,797	35,289	40,002	16,571	17,462	76,896	88,981

Units purchased	1,269	2,027	1,214	1,199	360	537	919	1,754

Units redeemed	(3,098)	(3,010)	(3,963)	(5,912)	(2,136)	(1,428)	(11,826)	(13,839)

Ending units	26,985	28,814	32,540	35,289	14,795	16,571	65,989	76,896

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	SGRA		WFAIVD		WFENAD		WFLCCA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(7,464)	(6,643)	(3,345)	(2,047)	(2,098)	(1,971)	(2,939)	(465)

Realized gain (loss) on investments	(17,903)	(8,092)	13,755	(7,784)	3,630	(724)	(264)	(703)

Change in unrealized gain (loss) on investments	11,733	109,098	25,545	62,203	8,852	27,280	26,632	14,304

Reinvested capital gains	154,695	66,410	48,156	10,417	12,894	3,744	30,479	11,370

Net increase (decrease) in contract owners’ equity resulting from operations	141,061	160,773	84,111	62,789	23,278	28,329	53,908	24,506

Equity transactions:

Purchase payments received from contract owners (note 4)	(3,161)	4,304	2,540	1,492	1,806	2,727	7,164	3,758

Transfers between funds	48,349	(8,957)	108,369	(26)	(40,753)	509	62,933	48,520

Redemptions (notes 2, 3, and 4)	(307,171)	(8,897)	(66,756)	(67,245)	(9,735)	(1,472)	(12,788)	(9,410)

Adjustments to maintain reserves	(31)	(32)	(12)	(16)	(15)	(3)	(16)	(23)

Net equity transactions	(262,014)	(13,582)	44,141	(65,795)	(48,697)	1,761	57,293	42,845

Net change in contract owners’ equity	(120,953)	147,191	128,252	(3,006)	(25,419)	30,090	111,201	67,351

Contract owners’ equity at beginning of period	656,382	509,191	555,988	558,994	155,736	125,646	157,777	90,426

Contract owners’ equity at end of period	$535,429	656,382	684,240	555,988	130,317	155,736	268,978	157,777

CHANGE IN UNITS:

Beginning units	29,019	29,745	23,083	26,054	8,460	8,343	7,594	5,346

Units purchased	1,928	223	4,304	67	158	288	3,385	2,773

Units redeemed	(12,161)	(949)	(2,717)	(3,038)	(2,600)	(171)	(534)	(525)

Ending units	18,786	29,019	24,670	23,083	6,018	8,460	10,445	7,594

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	WFLGA		ACIGA		BSTG		IGF

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(37,544)	(30,007)	(1,387)	2,412	16,986	17,845	42	8,838

Realized gain (loss) on investments	71,619	(39,881)	7,548	(13,862)	(7,816)	(13,050)	(25,635)	(33,998)

Change in unrealized gain (loss) on investments	346,429	371,735	140,125	97,402	3,494	12,217	357,473	218,363

Reinvested capital gains	345,168	443,827	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	725,672	745,674	146,286	85,952	12,664	17,012	331,880	193,203

Equity transactions:

Purchase payments received from contract owners (note 4)	64,686	49,667	4,480	5,299	8,167	11,931	53,720	173,284

Transfers between funds	(433,599)	(49,990)	(24,952)	411	44,552	(92,207)	(197,376)	(8,710)

Redemptions (notes 2, 3, and 4)	(468,561)	(90,796)	(42,212)	(121,490)	(146,429)	(157,898)	(239,738)	(556,116)

Adjustments to maintain reserves	(15)	(14)	(39)	(69)	(30)	1	(12)	(28)

Net equity transactions	(837,489)	(91,133)	(62,723)	(115,849)	(93,740)	(238,173)	(383,406)	(391,570)

Net change in contract owners’ equity	(111,817)	654,541	83,563	(29,897)	(81,076)	(221,161)	(51,526)	(198,367)

Contract owners’ equity at beginning of period	2,587,766	1,933,225	1,268,502	1,298,399	637,690	858,851	2,911,834	3,110,201

Contract owners’ equity at end of period	$2,475,949	2,587,766	1,352,065	1,268,502	556,614	637,690	2,860,308	2,911,834

CHANGE IN UNITS:

Beginning units	113,735	117,758	48,256	52,754	32,527	46,406	52,846	60,415

Units purchased	3,101	3,303	362	608	2,881	566	954	3,413

Units redeemed	(32,103)	(7,326)	(2,566)	(5,106)	(11,104)	(14,445)	(7,359)	(10,982)

Ending units	84,733	113,735	46,052	48,256	24,304	32,527	46,441	52,846

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	TCG		TCIGA		TCIGR		TCUL

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(90,684)	(75,250)	(322)	(544)	(1,062)	(3,590)	(131,786)	(108,147)

Realized gain (loss) on investments	553,146	310,760	(149)	(672)	5,425	(2,473)	1,112,991	514,405

Change in unrealized gain (loss) on investments	653,076	1,418,075	818	5,679	167	33,309	1,137,026	1,934,474

Reinvested capital gains	394,146	294,383	-	-	-	-	375,935	546,100

Net increase (decrease) in contract owners’ equity resulting from operations	1,509,684	1,947,968	347	4,463	4,530	27,246	2,494,166	2,886,832

Equity transactions:

Purchase payments received from contract owners (note 4)	38,383	44,329	-	-	3	-	120,738	140,793

Transfers between funds	(79,508)	40,359	-	-	(9,996)	-	146,400	211,828

Redemptions (notes 2, 3, and 4)	(945,934)	(677,904)	(2,203)	(5,662)	(31,128)	(8,309)	(1,458,439)	(1,029,278)

Adjustments to maintain reserves	(218)	(295)	(8)	(3)	(8)	(8)	(51)	(96)

Net equity transactions	(987,277)	(593,511)	(2,211)	(5,665)	(41,129)	(8,317)	(1,191,352)	(676,753)

Net change in contract owners’ equity	522,407	1,354,457	(1,864)	(1,202)	(36,599)	18,929	1,302,814	2,210,079

Contract owners’ equity at beginning of period	6,412,361	5,057,904	40,668	41,870	278,346	259,417	9,533,133	7,323,054

Contract owners’ equity at end of period	$6,934,768	6,412,361	38,804	40,668	241,747	278,346	10,835,947	9,533,133

CHANGE IN UNITS:

Beginning units	40,134	43,548	2,934	3,331	6,549	6,766	115,901	123,937

Units purchased	416	5,471	-	-	-	-	9,611	8,108

Units redeemed	(3,708)	(8,885)	(149)	(397)	(916)	(217)	(21,533)	(16,144)

Ending units	36,842	40,134	2,785	2,934	5,633	6,549	103,979	115,901

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	DAF		DMICPA		DPBOZ		DROSC

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(24,834)	(15,434)	16,923	16,206	732	1,060	(473)	(512)

Realized gain (loss) on investments	82,160	47,875	(5,610)	(10,621)	4,259	1,141	(617)	(1,353)

Change in unrealized gain (loss) on investments	(172,493)	247,873	(7,469)	31,959	25,308	52,564	2,200	4,959

Reinvested capital gains	388,633	172,367	1,128	-	27,579	21,135	-	497

Net increase (decrease) in contract owners’ equity resulting from operations	273,466	452,681	4,972	37,544	57,878	75,900	1,110	3,591

Equity transactions:

Purchase payments received from contract owners (note 4)	27,045	18,063	8,647	13,440	4,958	7,978	-	-

Transfers between funds	23,386	(7,353)	19,456	6,862	845	6,349	-	(28)

Redemptions (notes 2, 3, and 4)	(338,175)	(277,855)	(82,317)	(184,094)	(13,905)	(44,252)	(1,267)	(2,139)

Adjustments to maintain reserves	(23)	(8)	(8)	56	(26)	(26)	(6)	(42)

Net equity transactions	(287,767)	(267,153)	(54,222)	(163,736)	(8,128)	(29,951)	(1,273)	(2,209)

Net change in contract owners’ equity	(14,301)	185,528	(49,250)	(126,192)	49,750	45,949	(163)	1,382

Contract owners’ equity at beginning of period	2,596,337	2,410,809	673,653	799,845	536,979	491,030	50,899	49,517

Contract owners’ equity at end of period	$2,582,036	2,596,337	624,403	673,653	586,729	536,979	50,736	50,899

CHANGE IN UNITS:

Beginning units	63,113	70,940	64,239	80,376	23,265	24,660	1,839	1,920

Units purchased	1,311	1,975	3,820	2,036	828	674	-	23

Units redeemed	(7,967)	(9,802)	(8,960)	(18,173)	(1,147)	(2,069)	(45)	(104)

Ending units	56,457	63,113	59,099	64,239	22,946	23,265	1,794	1,839

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	DSPI		DTC		FBDF		FEQIF

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(67,467)	(19,133)	(3,723)	(1,818)	20,426	22,780	(51)	(26)

Realized gain (loss) on investments	320,592	(118,317)	20,585	11,726	(6,001)	(4,973)	(76)	(19)

Change in unrealized gain (loss) on investments	1,682,684	2,326,074	36,065	48,388	(3,769)	45,302	225	655

Reinvested capital gains	1,474,486	871,357	23,304	8,871	-	-	850	19

Net increase (decrease) in contract owners’ equity resulting from operations	3,410,295	3,059,981	76,231	67,167	10,656	63,109	948	629

Equity transactions:

Purchase payments received from contract owners (note 4)	465,551	613,383	1,329	2,216	35,228	52,682	-	-

Transfers between funds	(98,550)	118,884	(26)	2	(54,665)	9,450	-	-

Redemptions (notes 2, 3, and 4)	(1,627,047)	(2,257,708)	(51,316)	(55,306)	(234,920)	(108,227)	(2,738)	-

Adjustments to maintain reserves	(15)	(2)	(22)	(43)	(24)	(17)	(3)	8

Net equity transactions	(1,260,061)	(1,525,443)	(50,035)	(53,131)	(254,381)	(46,112)	(2,741)	8

Net change in contract owners’ equity	2,150,234	1,534,538	26,196	14,036	(243,725)	16,997	(1,793)	637

Contract owners’ equity at beginning of period	15,136,606	13,602,068	339,086	325,050	1,039,822	1,022,825	8,989	8,352

Contract owners’ equity at end of period	$17,286,840	15,136,606	365,282	339,086	796,097	1,039,822	7,196	8,989

CHANGE IN UNITS:

Beginning units	132,300	147,486	6,718	8,652	40,706	42,483	431	431

Units purchased	4,583	9,103	16	34	1,864	2,564	-	-

Units redeemed	(13,821)	(24,289)	(614)	(1,968)	(11,483)	(4,341)	(120)	-

Ending units	123,062	132,300	6,120	6,718	31,087	40,706	311	431

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FHYT		FIIF		FAEGA		FAEI

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$53,073	62,728	4,111	3,845	(19,893)	(16,459)	6,295	9,217

Realized gain (loss) on investments	(15,585)	(14,539)	(1,901)	(3,984)	41,844	2,632	7,317	(25,187)

Change in unrealized gain (loss) on investments	31,083	109,668	1,732	8,134	181,017	401,989	53,882	92,836

Reinvested capital gains	-	-	-	-	195,937	8,494	70,806	31,896

Net increase (decrease) in contract owners’ equity resulting from operations	68,571	157,857	3,942	7,995	398,905	396,656	138,300	108,762

Equity transactions:

Purchase payments received from contract owners (note 4)	72,126	61,654	3,820	1,493	8,249	12,431	41,096	44,632

Transfers between funds	(8,519)	7,043	1,733	585	(65,016)	569	30,430	63,061

Redemptions (notes 2, 3, and 4)	(192,842)	(126,944)	(14,730)	(33,169)	(113,671)	(96,129)	(108,209)	(265,377)

Adjustments to maintain reserves	(25)	8	(14)	(17)	(52)	(34)	(9)	11

Net equity transactions	(129,260)	(58,239)	(9,191)	(31,108)	(170,490)	(83,163)	(36,692)	(157,673)

Net change in contract owners’ equity	(60,689)	99,618	(5,249)	(23,113)	228,415	313,493	101,608	(48,911)

Contract owners’ equity at beginning of period	1,485,363	1,385,745	169,587	192,700	1,519,368	1,205,875	1,340,538	1,389,449

Contract owners’ equity at end of period	$1,424,674	1,485,363	164,338	169,587	1,747,783	1,519,368	1,442,146	1,340,538

CHANGE IN UNITS:

Beginning units	50,638	52,812	9,519	11,258	42,035	44,588	25,865	29,341

Units purchased	3,329	2,571	306	128	197	903	1,445	2,809

Units redeemed	(7,662)	(4,745)	(794)	(1,867)	(4,641)	(3,456)	(2,119)	(6,285)

Ending units	46,305	50,638	9,031	9,519	37,591	42,035	25,191	25,865

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FAEIA		FAGO		FAGOA		FAHY

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$11,783	15,335	(67,246)	(53,176)	(16,960)	(13,176)	12,663	14,425

Realized gain (loss) on investments	3,999	(13,499)	210,058	(54,176)	36,967	(4,537)	(3)	(7,927)

Change in unrealized gain (loss) on investments	56,251	89,974	1,421,441	1,558,353	404,199	404,129	17,969	35,992

Reinvested capital gains	72,244	34,171	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	144,277	125,981	1,564,253	1,451,001	424,206	386,416	30,629	42,490

Equity transactions:

Purchase payments received from contract owners (note 4)	4,392	12,373	181,919	194,756	10,130	13,047	-	-

Transfers between funds	(25,156)	13,028	(265,932)	(8,246)	(45,545)	(34,069)	(1)	3

Redemptions (notes 2, 3, and 4)	(96,991)	(151,389)	(513,716)	(732,547)	(40,537)	(128,150)	(58,970)	(112,959)

Adjustments to maintain reserves	(34)	(43)	(15)	(33)	(47)	43	(20)	(37)

Net equity transactions	(117,789)	(126,031)	(597,744)	(546,070)	(75,999)	(149,129)	(58,991)	(112,993)

Net change in contract owners’ equity	26,488	(50)	966,509	904,931	348,207	237,287	(28,362)	(70,503)

Contract owners’ equity at beginning of period	1,387,901	1,387,951	4,600,674	3,695,743	1,193,925	956,638	385,119	455,622

Contract owners’ equity at end of period	$1,414,389	1,387,901	5,567,183	4,600,674	1,542,132	1,193,925	356,757	385,119

CHANGE IN UNITS:

Beginning units	40,934	45,161	57,568	66,096	25,595	29,421	8,502	11,178

Units purchased	547	889	2,489	3,532	783	383	-	-

Units redeemed	(3,794)	(5,116)	(9,048)	(12,060)	(2,286)	(4,209)	(1,259)	(2,676)

Ending units	37,687	40,934	51,009	57,568	24,092	25,595	7,243	8,502

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FAM		FAOA		FCI		FDB

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$10,221	8,987	2	(2)	8,248	8,181	2,352	-

Realized gain (loss) on investments	2,427	(7,619)	1	-	363	88	1,056	-

Change in unrealized gain (loss) on investments	40,521	103,087	31	159	10,482	13,178	(15,877)	-

Reinvested capital gains	13,575	-	-	-	-	-	16,804	-

Net increase (decrease) in contract owners’ equity resulting from operations	66,744	104,455	34	157	19,093	21,447	4,335	-

Equity transactions:

Purchase payments received from contract owners (note 4)	30,953	31,684	-	-	-	-	29,546	-

Transfers between funds	(4,320)	52	-	-	-	-	1,740,995	-

Redemptions (notes 2, 3, and 4)	(110,047)	(94,553)	-	(2)	(1,459)	(1,193)	(40,292)	-

Adjustments to maintain reserves	(10)	(3)	(2)	(4)	(2)	(71)	(21)	-

Net equity transactions	(83,424)	(62,820)	(2)	(6)	(1,461)	(1,264)	1,730,228	-

Net change in contract owners’ equity	(16,680)	41,635	32	151	17,632	20,183	1,734,563	-

Contract owners’ equity at beginning of period	963,002	921,367	980	829	206,704	186,521	-	-

Contract owners’ equity at end of period	$946,322	963,002	1,012	980	224,336	206,704	1,734,563	-

CHANGE IN UNITS:

Beginning units	21,653	23,125	54	54	1,012	1,018	-	-

Units purchased	676	917	-	-	-	-	178,763	-

Units redeemed	(2,451)	(2,389)	-	-	(7)	(6)	(5,670)	-

Ending units	19,878	21,653	54	54	1,005	1,012	173,093	-

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FDBA		FEI		FHIP		FMG

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$358	-	17,578	24,973	-	(1)	(90,552)	(58,259)

Realized gain (loss) on investments	47	-	283,780	64,783	-	(26)	97,950	(79,874)

Change in unrealized gain (loss) on investments	(1,565)	-	163,152	202,059	-	43	1,386,608	1,092,613

Reinvested capital gains	1,682	-	170,026	118,410	-	-	495,715	791,899

Net increase (decrease) in contract owners’ equity resulting from operations	522	-	634,536	410,225	-	16	1,889,721	1,746,379

Equity transactions:

Purchase payments received from contract owners (note 4)	-	-	102,898	215,130	-	-	84,284	88,816

Transfers between funds	172,782	-	(226,748)	(165,564)	-	-	(9,157)	(118,388)

Redemptions (notes 2, 3, and 4)	(1,331)	-	(639,727)	(462,735)	-	(456)	(672,259)	(666,951)

Adjustments to maintain reserves	(40)	-	(18)	(84)	-	12	(15)	(22)

Net equity transactions	171,411	-	(763,595)	(413,253)	-	(444)	(597,147)	(696,545)

Net change in contract owners’ equity	171,933	-	(129,059)	(3,028)	-	(428)	1,292,574	1,049,834

Contract owners’ equity at beginning of period	-	-	4,737,452	4,740,480	-	428	7,307,479	6,257,645

Contract owners’ equity at end of period	$171,933	-	4,608,393	4,737,452	-	-	8,600,053	7,307,479

CHANGE IN UNITS:

Beginning units	-	-	17,336	18,937	-	10	72,549	80,299

Units purchased	17,279	-	446	993	-	-	809	1,044

Units redeemed	(134)	-	(2,961)	(2,594)	-	(10)	(5,788)	(8,794)

Ending units	17,145	-	14,821	17,336	-	-	67,570	72,549

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FO2		FPR		FRBSI		FSCG

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$1,648	(7,788)	23,347	27,171	(721)	(1,959)	(14,294)	(13,894)

Realized gain (loss) on investments	40,723	4,378	19,519	(98,066)	(163)	(12,796)	9,266	(18,148)

Change in unrealized gain (loss) on investments	(60,457)	270,671	380,294	844,866	21,608	74,333	107,284	271,576

Reinvested capital gains	79,667	4,137	557,789	215,504	55,150	10,322	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	61,581	271,398	980,949	989,475	75,874	69,900	102,256	239,534

Equity transactions:

Purchase payments received from contract owners (note 4)	98,902	102,496	90,212	87,705	14,402	19,761	6,572	20,720

Transfers between funds	31,259	4,625	(290,824)	(18,999)	19,078	(14,889)	(41,027)	3,612

Redemptions (notes 2, 3, and 4)	(171,256)	(302,505)	(488,041)	(738,813)	(58,811)	(192,031)	(126,997)	(135,817)

Adjustments to maintain reserves	(28)	(31)	(16)	(21)	(38)	(63)	(33)	(81)

Net equity transactions	(41,123)	(195,415)	(688,669)	(670,128)	(25,369)	(187,222)	(161,485)	(111,566)

Net change in contract owners’ equity	20,458	75,983	292,280	319,347	50,505	(117,322)	(59,229)	127,968

Contract owners’ equity at beginning of period	1,628,701	1,552,718	6,021,344	5,701,997	974,206	1,091,528	1,121,309	993,341

Contract owners’ equity at end of period	$1,649,159	1,628,701	6,313,624	6,021,344	1,024,711	974,206	1,062,080	1,121,309

CHANGE IN UNITS:

Beginning units	116,130	131,376	64,862	72,883	22,757	27,493	41,160	45,769

Units purchased	14,218	11,261	948	1,487	854	859	888	1,077

Units redeemed	(16,631)	(26,507)	(7,830)	(9,508)	(1,385)	(5,595)	(6,562)	(5,686)

Ending units	113,717	116,130	57,980	64,862	22,226	22,757	35,486	41,160

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	TFF		TIF2		TMSF		AREA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$4,160	5,754	11,943	18,920	8,740	15,421	3,816	3,324

Realized gain (loss) on investments	7,055	7,363	32,902	(17,494)	(17,086)	(90,201)	(14,215)	(18,417)

Change in unrealized gain (loss) on investments	(28,246)	68,524	(59,033)	185,846	78,853	287,637	3,629	36,663

Reinvested capital gains	-	-	-	-	182,152	106,390	7,733	4,810

Net increase (decrease) in contract owners’ equity resulting from operations	(17,031)	81,641	(14,188)	187,272	252,659	319,247	963	26,380

Equity transactions:

Purchase payments received from contract owners (note 4)	1	-	28,915	35,253	59,260	89,647	6,033	7,204

Transfers between funds	-	-	(40,266)	(25,037)	(38,022)	(17,316)	(10,163)	(7,180)

Redemptions (notes 2, 3, and 4)	(28,518)	(43,164)	(138,852)	(172,326)	(532,957)	(409,461)	(32,924)	(35,304)

Adjustments to maintain reserves	(18)	(38)	(30)	(45)	(54)	37	85	160

Net equity transactions	(28,535)	(43,202)	(150,233)	(162,155)	(511,773)	(337,093)	(36,969)	(35,120)

Net change in contract owners’ equity	(45,566)	38,439	(164,421)	25,117	(259,114)	(17,846)	(36,006)	(8,740)

Contract owners’ equity at beginning of period	495,944	457,505	1,075,795	1,050,678	2,817,040	2,834,886	417,174	425,914

Contract owners’ equity at end of period	$450,378	495,944	911,374	1,075,795	2,557,926	2,817,040	381,168	417,174

CHANGE IN UNITS:

Beginning units	15,657	16,973	109,195	127,127	81,484	91,741	22,604	24,812

Units purchased	-	-	10,054	4,740	1,990	2,912	481	565

Units redeemed	(824)	(1,316)	(24,638)	(22,672)	(16,311)	(13,169)	(2,538)	(2,773)

Ending units	14,833	15,657	94,611	109,195	67,163	81,484	20,547	22,604

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	ASCGI		OCAF		ODMCGA		OGF

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(4,383)	(3,768)	(15,660)	(12,481)	(58,801)	(51,707)	(36,915)	(32,120)

Realized gain (loss) on investments	2,185	(406)	26,659	2,120	188,400	19,634	68,971	33,712

Change in unrealized gain (loss) on investments	47,059	35,050	290,900	296,825	578,947	475,779	56,355	439,057

Reinvested capital gains	-	-	38,362	-	220,559	-	308,151	267,593

Net increase (decrease) in contract owners’ equity resulting from operations	44,861	30,876	340,261	286,464	929,105	443,706	396,562	708,242

Equity transactions:

Purchase payments received from contract owners (note 4)	1,089	1,027	6,642	3,874	116,256	129,102	21	-

Transfers between funds	(4,857)	(76)	(14,809)	4,068	181,865	(27,157)	(23,254)	(17,253)

Redemptions (notes 2, 3, and 4)	(9,525)	(961)	(71,017)	(98,642)	(734,868)	(393,985)	(225,432)	(268,975)

Adjustments to maintain reserves	(28)	(36)	(49)	(3)	(55)	(33)	(39)	(63)

Net equity transactions	(13,321)	(46)	(79,233)	(90,703)	(436,802)	(292,073)	(248,704)	(286,291)

Net change in contract owners’ equity	31,540	30,830	261,028	195,761	492,303	151,633	147,858	421,951

Contract owners’ equity at beginning of period	304,654	273,824	1,084,539	888,778	4,163,312	4,011,679	2,727,975	2,306,024

Contract owners’ equity at end of period	$336,194	304,654	1,345,567	1,084,539	4,655,615	4,163,312	2,875,833	2,727,975

CHANGE IN UNITS:

Beginning units	9,707	9,709	39,119	42,943	314,880	338,427	34,036	37,666

Units purchased	44	55	692	486	22,427	13,442	-	-

Units redeemed	(407)	(57)	(3,172)	(4,310)	(49,949)	(36,989)	(2,574)	(3,630)

Ending units	9,344	9,707	36,639	39,119	287,358	314,880	31,462	34,036

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	OSI		OVGSS		VKEIA		VKGIA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$13,302	12,094	(60,661)	(54,266)	205	184	(209)	3,044

Realized gain (loss) on investments	(933)	(1,247)	(10,214)	(62,383)	13	(1,542)	(3,688)	(27,934)

Change in unrealized gain (loss) on investments	(6,266)	11,327	415,178	818,285	942	2,267	42,733	29,078

Reinvested capital gains	-	-	272,616	489,953	1,880	1,369	71,729	77,433

Net increase (decrease) in contract owners’ equity resulting from operations	6,103	22,174	616,919	1,191,589	3,040	2,278	110,565	81,621

Equity transactions:

Purchase payments received from contract owners (note 4)	3,647	6,800	139,757	159,883	-	-	10,143	20,035

Transfers between funds	11,023	919	(12,571)	(61,951)	(17)	(17,414)	(4,985)	20,817

Redemptions (notes 2, 3, and 4)	(26,099)	(24,072)	(587,653)	(836,088)	(303)	-	(22,778)	(266,494)

Adjustments to maintain reserves	(21)	(47)	(170)	(439)	(10)	(20)	(55)	284

Net equity transactions	(11,450)	(16,400)	(460,637)	(738,595)	(330)	(17,434)	(17,675)	(225,358)

Net change in contract owners’ equity	(5,347)	5,774	156,282	452,994	2,710	(15,156)	92,890	(143,737)

Contract owners’ equity at beginning of period	323,975	318,201	4,445,861	3,992,867	29,435	44,591	740,926	884,663

Contract owners’ equity at end of period	$318,628	323,975	4,602,143	4,445,861	32,145	29,435	833,816	740,926

CHANGE IN UNITS:

Beginning units	15,968	16,811	228,912	272,974	1,363	2,255	16,328	21,762

Units purchased	920	510	7,260	9,672	-	1	886	1,076

Units redeemed	(1,502)	(1,353)	(28,695)	(53,734)	(14)	(893)	(1,180)	(6,510)

Ending units	15,386	15,968	207,477	228,912	1,349	1,363	16,034	16,328

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	IYHII		WRSCGA		JAFRT		JBS

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$16,103	-	(2,821)	(2,511)	(245,718)	(182,557)	5,899	10,315

Realized gain (loss) on investments	715	-	(3,310)	(11,281)	1,076,529	482,113	118,470	12,173

Change in unrealized gain (loss) on investments	21	-	20,175	27,406	1,612,993	3,282,487	(13,115)	134,523

Reinvested capital gains	-	-	13,111	9,983	1,949,176	1,401,160	51,197	-

Net increase (decrease) in contract owners’ equity resulting from operations	16,839	-	27,155	23,597	4,392,980	4,983,203	162,451	157,011

Equity transactions:

Purchase payments received from contract owners (note 4)	25,332	-	2,320	2,285	102,144	310,558	7,211	6,807

Transfers between funds	449,869	-	2,817	(7,116)	(295,662)	(94,147)	(299,705)	47,836

Redemptions (notes 2, 3, and 4)	(44,547)	-	(8,105)	(19,138)	(1,868,413)	(1,598,378)	(108,409)	(77,806)

Adjustments to maintain reserves	(29)	-	(14)	(14)	(66)	(89)	(21)	(25)

Net equity transactions	430,625	-	(2,982)	(23,983)	(2,061,997)	(1,382,056)	(400,924)	(23,188)

Net change in contract owners’ equity	447,464	-	24,173	(386)	2,330,983	3,601,147	(238,473)	133,823

Contract owners’ equity at beginning of period	-	-	203,172	203,558	17,165,405	13,564,258	1,327,626	1,193,803

Contract owners’ equity at end of period	$447,464	-	227,345	203,172	19,496,388	17,165,405	1,089,153	1,327,626

CHANGE IN UNITS:

Beginning units	-	-	16,362	18,339	756,451	824,310	44,844	45,802

Units purchased	47,413	-	739	246	9,015	19,688	221	1,867

Units redeemed	(4,312)	-	(874)	(2,223)	(85,812)	(87,547)	(12,647)	(2,825)

Ending units	43,101	-	16,227	16,362	679,654	756,451	32,418	44,844

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	JMERC		JOS		JWF		JWS

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(72,146)	(55,917)	22	(41)	(12,028)	(7,412)	(2,010)	(1,483)

Realized gain (loss) on investments	382,747	72,005	228	428	185,943	74,086	7,746	2,227

Change in unrealized gain (loss) on investments	975,982	1,312,968	1,139	2,473	43,932	201,364	19,149	33,725

Reinvested capital gains	284,023	137,821	-	-	117,676	61,259	14,195	7,570

Net increase (decrease) in contract owners’ equity resulting from operations	1,570,606	1,466,877	1,389	2,860	335,523	329,297	39,080	42,039

Equity transactions:

Purchase payments received from contract owners (note 4)	16,755	24,772	1,314	1,269	2	-	2,553	2,092

Transfers between funds	27,017	(25,404)	286	(1,890)	(12,055)	(12,857)	-	(905)

Redemptions (notes 2, 3, and 4)	(733,280)	(204,880)	(799)	(720)	(250,876)	(106,864)	(34,078)	(27,185)

Adjustments to maintain reserves	(54)	(68)	(8)	(3)	(16)	(20)	(16)	(21)

Net equity transactions	(689,562)	(205,580)	793	(1,344)	(262,945)	(119,741)	(31,541)	(26,019)

Net change in contract owners’ equity	881,044	1,261,297	2,182	1,516	72,578	209,556	7,539	16,020

Contract owners’ equity at beginning of period	4,918,768	3,657,471	32,558	31,042	1,585,418	1,375,862	199,021	183,001

Contract owners’ equity at end of period	$5,799,812	4,918,768	34,740	32,558	1,657,996	1,585,418	206,560	199,021

CHANGE IN UNITS:

Beginning units	225,427	236,580	2,271	2,355	39,028	42,283	5,707	6,542

Units purchased	2,384	2,426	106	166	-	-	65	112

Units redeemed	(28,226)	(13,579)	(52)	(250)	(5,441)	(3,255)	(911)	(947)

Ending units	199,585	225,427	2,325	2,271	33,587	39,028	4,861	5,707

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	LSC		LACIS		MSI		GVDMA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(21,909)	(22,354)	(4,263)	-	36,374	20,894	(44,958)	(41,241)

Realized gain (loss) on investments	(26,650)	(43,172)	5,225	-	(825)	(4,593)	(278,802)	(127,199)

Change in unrealized gain (loss) on investments	(38,143)	57,659	(5,353)	-	(39,653)	21,809	630,351	620,285

Reinvested capital gains	244,954	146,861	-	-	-	-	-	34,328

Net increase (decrease) in contract owners’ equity resulting from operations	158,252	138,994	(4,391)	-	(4,104)	38,110	306,591	486,173

Equity transactions:

Purchase payments received from contract owners (note 4)	80,117	95,979	20,431	-	22,265	19,344	271,107	249,807

Transfers between funds	(93,089)	(82,331)	1,181,704	-	667,585	180,368	8,653	(30,682)

Redemptions (notes 2, 3, and 4)	(328,320)	(319,719)	(100,754)	-	(10,352)	(50,879)	(542,826)	(213,958)

Adjustments to maintain reserves	(17)	(24)	(73)	-	(9)	(22)	(13)	(13)

Net equity transactions	(341,309)	(306,095)	1,101,308	-	679,489	148,811	(263,079)	5,154

Net change in contract owners’ equity	(183,057)	(167,101)	1,096,917	-	675,385	186,921	43,512	491,327

Contract owners’ equity at beginning of period	1,740,638	1,907,739	-	-	821,381	634,460	3,458,328	2,967,001

Contract owners’ equity at end of period	$1,557,581	1,740,638	1,096,917	-	1,496,766	821,381	3,501,840	3,458,328

CHANGE IN UNITS:

Beginning units	34,311	40,761	-	-	40,368	33,066	129,430	129,253

Units purchased	2,240	2,235	121,911	-	32,767	12,015	10,764	10,189

Units redeemed	(8,488)	(8,685)	(11,396)	-	(520)	(4,713)	(20,784)	(10,012)

Ending units	28,063	34,311	110,515	-	72,615	40,368	119,410	129,430

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	GVDMC		GVIDA		GVIDC		GVIDM

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(8,198)	(9,043)	(28,017)	(24,458)	(5,890)	(6,868)	(47,801)	(42,554)

Realized gain (loss) on investments	(16,446)	(27,590)	(81,641)	(48,272)	5,495	(4,808)	(309,421)	(151,665)

Change in unrealized gain (loss) on investments	52,755	101,842	332,226	359,920	18,144	45,747	628,314	602,221

Reinvested capital gains	-	-	-	21,884	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	28,111	65,209	222,568	309,074	17,749	34,071	271,092	408,002

Equity transactions:

Purchase payments received from contract owners (note 4)	28,096	42,588	185,186	220,280	26,766	20,561	273,617	260,192

Transfers between funds	(7,091)	(8,511)	(100)	(2,489)	(30,403)	-	268,637	(7,691)

Redemptions (notes 2, 3, and 4)	(124,905)	(121,107)	(324,133)	(114,540)	(251,964)	(61,735)	(738,717)	(269,216)

Adjustments to maintain reserves	(6)	(7)	(14)	(19)	(6)	(11)	(19)	(16)

Net equity transactions	(103,906)	(87,037)	(139,061)	103,232	(255,607)	(41,185)	(196,482)	(16,731)

Net change in contract owners’ equity	(75,795)	(21,828)	83,507	412,306	(237,858)	(7,114)	74,610	391,271

Contract owners’ equity at beginning of period	699,685	721,513	2,095,799	1,683,493	526,616	533,730	3,481,182	3,089,911

Contract owners’ equity at end of period	$623,890	699,685	2,179,306	2,095,799	288,758	526,616	3,555,792	3,481,182

CHANGE IN UNITS:

Beginning units	37,769	42,766	72,048	68,195	35,718	38,600	155,250	155,961

Units purchased	1,472	2,432	5,961	8,229	1,787	1,456	26,828	12,452

Units redeemed	(7,075)	(7,429)	(10,614)	(4,376)	(18,391)	(4,338)	(34,697)	(13,163)

Ending units	32,166	37,769	67,395	72,048	19,114	35,718	147,381	155,250

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	IDAS		IDCS		IDMAS		IDMCS

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$4,683	1,891	5,635	7,037	26,342	14,300	4,849	4,976

Realized gain (loss) on investments	51,385	4,402	2,963	(523)	1,343	(108,182)	3,812	(884)

Change in unrealized gain (loss) on investments	(48,771)	109,677	(2,534)	16,437	(57,575)	384,577	(7,068)	22,095

Reinvested capital gains	106,874	40,049	4,650	-	293,780	102,599	16,467	5,684

Net increase (decrease) in contract owners’ equity resulting from operations	114,171	156,019	10,714	22,951	263,890	393,294	18,060	31,871

Equity transactions:

Purchase payments received from contract owners (note 4)	60,553	11,115	1,693	1,782	84,548	72,409	1,028	1,031

Transfers between funds	(61,452)	(319)	(66,492)	(1,542)	(15)	(632)	261	140

Redemptions (notes 2, 3, and 4)	(279,937)	(77,167)	(23,968)	(19,665)	(358,965)	(516,798)	(49,508)	(71,872)

Adjustments to maintain reserves	(21)	(11)	(11)	2	(25)	(37)	(18)	(53)

Net equity transactions	(280,857)	(66,382)	(88,778)	(19,423)	(274,457)	(445,058)	(48,237)	(70,754)

Net change in contract owners’ equity	(166,686)	89,637	(78,064)	3,528	(10,567)	(51,764)	(30,177)	(38,883)

Contract owners’ equity at beginning of period	956,148	866,511	349,222	345,694	2,544,302	2,596,066	320,872	359,755

Contract owners’ equity at end of period	$789,462	956,148	271,158	349,222	2,533,735	2,544,302	290,695	320,872

CHANGE IN UNITS:

Beginning units	36,962	39,707	21,887	23,134	102,846	122,095	16,541	20,391

Units purchased	2,047	483	106	118	3,246	3,230	66	67

Units redeemed	(12,067)	(3,228)	(5,207)	(1,365)	(13,164)	(22,479)	(2,357)	(3,917)

Ending units	26,942	36,962	16,786	21,887	92,928	102,846	14,250	16,541

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	IDMS		MMF		MMFR		NBF

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$14,761	14,527	153,382	149,694	48,059	49,183	19,712	19,461

Realized gain (loss) on investments	(8,134)	(71,008)	-	-	-	-	(17,124)	(6,056)

Change in unrealized gain (loss) on investments	10,571	212,651	-	-	-	-	1,307	23,896

Reinvested capital gains	107,756	55,042	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	124,954	211,212	153,382	149,694	48,059	49,183	3,895	37,301

Equity transactions:

Purchase payments received from contract owners (note 4)	8,719	14,112	146,658	205,429	347,456	49,608	24,641	17,298

Transfers between funds	(347,692)	86	760,596	653,682	903,507	(70,781)	(209,484)	6,169

Redemptions (notes 2, 3, and 4)	(196,509)	(571,196)	(1,265,936)	(888,647)	(1,378,832)	(445,088)	(75,467)	(112,740)

Adjustments to maintain reserves	(25)	(10)	(14)	(21)	6	70	(19)	31

Net equity transactions	(535,507)	(557,008)	(358,696)	(29,557)	(127,863)	(466,191)	(260,329)	(89,242)

Net change in contract owners’ equity	(410,553)	(345,796)	(205,314)	120,137	(79,804)	(417,008)	(256,434)	(51,941)

Contract owners’ equity at beginning of period	1,612,156	1,957,952	4,582,457	4,462,320	1,432,158	1,849,166	871,173	923,114

Contract owners’ equity at end of period	$1,201,603	1,612,156	4,377,143	4,582,457	1,352,354	1,432,158	614,739	871,173

CHANGE IN UNITS:

Beginning units	72,765	101,107	202,681	203,883	141,017	187,169	17,161	18,389

Units purchased	536	804	52,162	43,766	177,185	42,966	425	338

Units redeemed	(22,867)	(29,146)	(67,681)	(44,968)	(192,505)	(89,118)	(8,937)	(1,566)

Ending units	50,434	72,765	187,162	202,681	125,697	141,017	8,649	17,161

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NBIXA		NF		NFA		NGF

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$3,810	3,049	(26,934)	(16,964)	(7,575)	(5,177)	56	516

Realized gain (loss) on investments	(378)	(639)	110,385	62,214	9,078	3,711	26,385	11,363

Change in unrealized gain (loss) on investments	(4,915)	5,596	184,769	475,955	56,660	123,121	7,548	28,002

Reinvested capital gains	-	-	302,677	76,068	68,120	16,503	5,959	-

Net increase (decrease) in contract owners’ equity resulting from operations	(1,483)	8,006	570,897	597,273	126,283	138,158	39,948	39,881

Equity transactions:

Purchase payments received from contract owners (note 4)	6,417	6,100	60,310	58,819	1	-	-	-

Transfers between funds	4,255	(2,329)	(41,840)	(203,244)	-	(756)	-	-

Redemptions (notes 2, 3, and 4)	(5,823)	(13,294)	(268,790)	(368,590)	(28,825)	(245,786)	(51,810)	(39,537)

Adjustments to maintain reserves	(16)	13	(35)	123	(187)	173	(17)	(283)

Net equity transactions	4,833	(9,510)	(250,355)	(512,892)	(29,011)	(246,369)	(51,827)	(39,820)

Net change in contract owners’ equity	3,350	(1,504)	320,542	84,381	97,272	(108,211)	(11,879)	61

Contract owners’ equity at beginning of period	218,199	219,703	2,825,596	2,741,215	631,500	739,711	195,778	195,717

Contract owners’ equity at end of period	$221,549	218,199	3,146,138	2,825,596	728,772	631,500	183,899	195,778

CHANGE IN UNITS:

Beginning units	14,149	14,742	18,514	19,863	18,380	26,715	1,610	1,784

Units purchased	714	661	469	624	-	-	-	-

Units redeemed	(375)	(1,254)	(1,175)	(1,973)	(709)	(8,335)	(173)	(174)

Ending units	14,488	14,149	17,808	18,514	17,671	18,380	1,437	1,610

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NGFA		NIIXA		NIPSIS		NIXR

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(1,744)	766	133	95	22,465	31,685	(27,298)	(10,473)

Realized gain (loss) on investments	39,730	3,213	9	4	(13,370)	(11,550)	327,587	206,682

Change in unrealized gain (loss) on investments	93,320	140,500	(51)	569	38	5,780	756,270	841,725

Reinvested capital gains	30,086	-	-	-	-	-	101,900	6,247

Net increase (decrease) in contract owners’ equity resulting from operations	161,392	144,479	91	668	9,133	25,915	1,158,459	1,044,181

Equity transactions:

Purchase payments received from contract owners (note 4)	31,883	29,526	-	-	31,858	32,093	262,264	245,753

Transfers between funds	(6,465)	13,034	-	-	(31,824)	3,483	89,903	(228,937)

Redemptions (notes 2, 3, and 4)	(135,928)	(64,171)	-	-	(70,856)	(104,094)	(710,665)	(457,079)

Adjustments to maintain reserves	(26)	(27)	(6)	(10)	(27)	(36)	(55)	(33)

Net equity transactions	(110,536)	(21,638)	(6)	(10)	(70,849)	(68,554)	(358,553)	(440,296)

Net change in contract owners’ equity	50,856	122,841	85	658	(61,716)	(42,639)	799,906	603,885

Contract owners’ equity at beginning of period	796,565	673,724	4,888	4,230	1,107,950	1,150,589	5,255,625	4,651,740

Contract owners’ equity at end of period	$847,421	796,565	4,973	4,888	1,046,234	1,107,950	6,055,531	5,255,625

CHANGE IN UNITS:

Beginning units	15,690	16,197	284	284	105,995	112,643	143,395	157,107

Units purchased	562	1,106	-	-	4,808	3,779	10,365	8,778

Units redeemed	(2,454)	(1,613)	-	-	(11,445)	(10,427)	(18,982)	(22,490)

Ending units	13,798	15,690	284	284	99,358	105,995	134,778	143,395

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NMCIXA		NSCIXA		NVMIG6		NVSTBY

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(2,369)	(1,551)	226	(863)	(2,737)	185	13,894	-

Realized gain (loss) on investments	19,268	(4,774)	9,321	1,549	15,327	351	53	-

Change in unrealized gain (loss) on investments	3,659	65,176	13,896	60,367	(15,686)	46,357	(2,347)	-

Reinvested capital gains	60,870	43,058	15,228	211	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	81,428	101,909	38,671	61,264	(3,096)	46,893	11,600	-

Equity transactions:

Purchase payments received from contract owners (note 4)	8,194	7,104	6,161	6,224	13,772	22,022	3,341	-

Transfers between funds	(10,939)	1,219	(34,430)	7,582	(94,464)	(35,148)	366,229	-

Redemptions (notes 2, 3, and 4)	(236,968)	(120,979)	(30,499)	(42,328)	(53,933)	(63,881)	(351)	-

Adjustments to maintain reserves	(28)	(66)	20	47	(9)	(11)	(5)	-

Net equity transactions	(239,741)	(112,722)	(58,748)	(28,475)	(134,634)	(77,018)	369,214	-

Net change in contract owners’ equity	(158,313)	(10,813)	(20,077)	32,789	(137,730)	(30,125)	380,814	-

Contract owners’ equity at beginning of period	793,048	803,861	463,933	431,144	347,224	377,349	-	-

Contract owners’ equity at end of period	$634,735	793,048	443,856	463,933	209,494	347,224	380,814	-

CHANGE IN UNITS:

Beginning units	16,899	19,608	13,104	13,938	25,155	31,151	-	-

Units purchased	202	372	613	667	1,501	1,942	36,792	-

Units redeemed	(4,854)	(3,081)	(2,260)	(1,501)	(11,015)	(7,938)	(36)	-

Ending units	12,247	16,899	11,457	13,104	15,641	25,155	36,756	-

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVTIV3		NBGF		NBGST		NBGT

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$17,366	4,133	(22,086)	(15,736)	(63,282)	(61,552)	(2,619)	(1,977)

Realized gain (loss) on investments	6,598	1,741	149,847	27,891	73,313	108,401	21,082	551

Change in unrealized gain (loss) on investments	(12,760)	38,969	126,265	347,740	241,376	496,921	14,942	46,222

Reinvested capital gains	-	-	98,360	63,630	101,411	147,565	11,560	8,112

Net increase (decrease) in contract owners’ equity resulting from operations	11,204	44,843	352,386	423,525	352,818	691,335	44,965	52,908

Equity transactions:

Purchase payments received from contract owners (note 4)	17,858	16,846	5,720	8,000	57,609	64,108	1	-

Transfers between funds	(905)	157	(99)	3,062	12,858	(27,123)	(43,203)	(833)

Redemptions (notes 2, 3, and 4)	(23,810)	(17,463)	(227,110)	(78,351)	(711,908)	(885,282)	(2,863)	(2,279)

Adjustments to maintain reserves	(14)	(10)	(12)	10	416	753	(16)	(11)

Net equity transactions	(6,871)	(470)	(221,501)	(67,279)	(641,025)	(847,544)	(46,081)	(3,123)

Net change in contract owners’ equity	4,333	44,373	130,885	356,246	(288,207)	(156,209)	(1,116)	49,785

Contract owners’ equity at beginning of period	362,476	318,103	1,620,138	1,263,892	5,073,880	5,230,089	205,269	155,484

Contract owners’ equity at end of period	$366,809	362,476	1,751,023	1,620,138	4,785,673	5,073,880	204,153	205,269

CHANGE IN UNITS:

Beginning units	19,194	19,216	17,347	18,161	59,113	69,440	4,230	4,297

Units purchased	1,852	1,578	314	442	1,076	1,086	8	21

Units redeemed	(2,173)	(1,600)	(2,305)	(1,256)	(8,280)	(11,413)	(840)	(88)

Ending units	18,873	19,194	15,356	17,347	51,909	59,113	3,398	4,230

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NBPT		NBSRT		PF		PMTRA

	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$27	(5)	(10,667)	(8,222)	19,361	23,951	23,899	19,334

Realized gain (loss) on investments	(118)	(1,316)	19,305	1,995	85,618	177,936	(20,952)	(19,558)

Change in unrealized gain (loss) on investments	718	711	143,773	105,437	114,057	(285,436)	5,191	38,840

Reinvested capital gains	-	-	45,198	68,919	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	627	(610)	197,609	168,129	219,036	(83,549)	8,138	38,616

Equity transactions:

Purchase payments received from contract owners (note 4)	-	-	20,773	17,518	41,757	60,715	12,462	15,316

Transfers between funds	10	23	(1,560)	(59,087)	(13,934)	(35,613)	9,427	(808)

Redemptions (notes 2, 3, and 4)	(2,495)	(12,501)	(205,233)	(63,189)	(169,735)	(344,363)	(97,863)	(107,202)

Adjustments to maintain reserves	(5)	(59)	(19)	23	(11)	1	(24)	(13)

Net equity transactions	(2,490)	(12,537)	(186,039)	(104,735)	(141,923)	(319,260)	(75,998)	(92,707)

Net change in contract owners’ equity	(1,863)	(13,147)	11,570	63,394	77,113	(402,809)	(67,860)	(54,091)

Contract owners’ equity at beginning of period	7,251	20,398	799,406	736,012	2,308,884	2,711,693	840,518	894,609

Contract owners’ equity at end of period	$5,388	7,251	810,976	799,406	2,385,997	2,308,884	772,658	840,518

CHANGE IN UNITS:

Beginning units	192	524	18,434	21,281	23,384	26,635	42,926	47,699

Units purchased	-	1	456	491	441	1,272	1,338	1,178

Units redeemed	(59)	(333)	(3,997)	(3,338)	(1,754)	(4,523)	(4,978)	(5,951)

Ending units	133	192	14,893	18,434	22,071	23,384	39,286	42,926

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	PUGOA		PUIGA		VRTAA

	2024	2023	2024	2023	2024	2023
Investment activity*:

Net investment income (loss)	$(2,996)	(2,283)	(26)	32	1,057	(64)

Realized gain (loss) on investments	52,072	(472)	19	20	9,425	(4,837)

Change in unrealized gain (loss) on investments	636	55,662	(124)	879	(853)	82,485

Reinvested capital gains	18,591	1,460	259	-	44,738	3,275

Net increase (decrease) in contract owners’ equity resulting from operations	68,303	54,367	128	931	54,367	80,859

Equity transactions:

Purchase payments received from contract owners (note 4)	461	391	-	-	26,340	31,406

Transfers between funds	73,117	161,716	-	-	(4,832)	2,979

Redemptions (notes 2, 3, and 4)	(15,577)	-	(1)	(119)	(97,043)	(70,065)

Adjustments to maintain reserves	(12)	(12)	(1)	(8)	(9)	91

Net equity transactions	57,989	162,095	(2)	(127)	(75,544)	(35,589)

Net change in contract owners’ equity	126,292	216,462	126	804	(21,177)	45,270

Contract owners’ equity at beginning of period	297,221	80,759	6,359	5,555	450,372	405,102

Contract owners’ equity at end of period	$423,513	297,221	6,485	6,359	429,195	450,372

CHANGE IN UNITS:

Beginning units	10,063	3,906	259	265	32,640	35,473

Units purchased	8,926	6,519	-	-	1,759	2,780

Units redeemed	(8,103)	(362)	-	(6)	(6,833)	(5,613)

Ending units	10,886	10,063	259	259	27,566	32,640

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Variable Account (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on March 3, 1976. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies.

(b) The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. The primary distribution for the contracts is through the brokerage community; however, other distributors are utilized. Contract features are described in the applicable prospectus.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

ABERDEEN FUNDS

Aberdeen Infrastructure Debt Fund - Institutional Service Class (ADGFIS)

Aberdeen U.S. Sustainable Leaders Fund - Institutional Service Class (ADUES)

Aberdeen U.S. Small Cap Equity Fund - Class A (PRSCA)

ALLSPRING GLOBAL INVESTMENTS

Allspring Common Stock Fund - Class A (SACSA)

Allspring Growth Fund - Class A (SGRA)

Allspring Special Large Cap Value Fund - Administrative Class (WFAIVD)

Allspring Mid Cap Growth Fund - Class A (WFENAD)

Allspring Large Cap Core Fund - Class A (WFLCCA)

Allspring Large Cap Growth Fund - Class A (WFLGA)

AMERICAN CENTURY INVESTMENTS

American Century Disciplined Core Value Fund - Class A (ACIGA)

American Century Short-Term Government Fund: Investor Class (BSTG)

American Century Disciplined Core Value Fund - Investor Class (IGF)

American Century Growth Fund: Investor Class (TCG)

American Century International Growth Fund: Class A (TCIGA)

American Century International Growth Fund: Investor Class (TCIGR)

American Century Ultra(R) Fund: Investor Class (TCUL)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Appreciation Fund, Inc. - Investor Shares (DAF)

BNY Mellon Core Plus Fund - Class A (DMICPA)

BNY Mellon Balanced Opportunity Fund - Class Z (DPBOZ)

BNY Mellon Opportunistic Small Cap Fund - Investor Shares (DROSC)

BNY Mellon S&P 500 Index Fund (DSPI)

BNY Mellon Sustainable U.S. Equity Fund, Inc. - Class Z (DTC)

FEDERATED HERMES, INC.

Federated Hermes Corporate Bond Fund - Class F Shares (FBDF)

Federated Hermes Equity Income Fund - Class F Shares (FEQIF)

Federated Hermes Opportunistic High Yield Bond Fund - Service Shares (FHYT)

Federated Hermes Intermediate Corporate Bond Fund: Service Shares (FIIF)

FIDELITY INVESTMENTS

Fidelity Advisor Equity Growth Fund: Class A (FAEGA)

Fidelity Advisor Equity Income Fund - Class M (FAEI)

Fidelity Advisor Equity Income Fund: Class A (FAEIA)

Fidelity Advisor Growth Opportunities Fund - Class M (FAGO)

Fidelity Advisor Growth Opportunities Fund: Class A (FAGOA)

Fidelity Advisor Capital & Income Fund - Class M (FAHY)

Fidelity Asset Manager 50% (FAM)

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

Fidelity Advisor Overseas Fund: Class A (FAOA)

Fidelity Capital & Income Fund (FCI)

Fidelity Advisor Balanced Fund - Class M (FDB)

Fidelity Advisor Balanced Fund - Class A (FDBA)

Fidelity Equity-Income Fund (FEI)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)*

Fidelity Magellan(R) Fund (FMG)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)

Fidelity Puritan Fund (FPR)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Mutual U.S. Mid Cap Value Fund - Class A (FRBSI)

Franklin Small-Mid Cap Growth Fund: Class A (FSCG)

Templeton Foreign Fund - Class A (TFF)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)

Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A (TMSF)

INVESCO INVESTMENTS

Invesco Real Estate Fund: Class A (AREA)

Invesco Small Cap Growth Fund: Investor Class (ASCGI)

Invesco Discovery Large Cap Fund - Class A (OCAF)

Invesco Discovery Mid Cap Growth Fund - Class A (ODMCGA)

Invesco Global Fund - Class A (OGF)

Invesco Global Strategic Income Fund - Class A (OSI)

Invesco - Invesco V.I. Global Fund: Series II (OVGSS)

Invesco Equity and Income Fund: Class A (VKEIA)

Invesco Growth and Income Fund: Class A (VKGIA)

IVY INVESTMENTS

Macquarie High Income Fund - Institutional Class (IYHII)

Macquarie Small Cap Growth Fund - Class A (WRSCGA)

JANUS HENDERSON INVESTORS

Janus Henderson Forty Fund - Class T (JAFRT)

Janus Henderson Balanced Fund: Class S (JBS)

Janus Henderson Research Fund - Class T (JMERC)

Janus Henderson Overseas Fund - Class S (JOS)

Janus Henderson Global Research Fund - Class T (JWF)

Janus Henderson Global Research Fund - Class S (JWS)

LAZARD FUNDS

Lazard Retirement US Small Cap Equity Select Portfolio - Open Shares (LSC)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Service Class (LACIS)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS Income Fund - Class A (MSI)

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Investor Destinations Aggressive Fund: Service Class (IDAS)

Nationwide Investor Destinations Conservative Fund: Service Class (IDCS)

Nationwide Investor Destinations Moderately Aggressive Fund: Service Class (IDMAS)

Nationwide Investor Destinations Moderately Conservative Fund: Service Class (IDMCS)

Nationwide Investor Destinations Moderate Fund: Service Class (IDMS)

Nationwide Government Money Market Fund - Investor Shares (MMF)

Nationwide Government Money Market Fund - Service Class (MMFR)

Nationwide Bond Fund - Institutional Service Class (NBF)

Nationwide Bond Index Fund: Class A (NBIXA)

Nationwide Fund - Institutional Service Class (NF)

Nationwide Fund - Class A (NFA)

Nationwide BNY Mellon Dynamic U.S. Core Fund - Class R6 (NGF)

Nationwide BNY Mellon Dynamic U.S. Core Fund - Class A (NGFA)

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

Nationwide International Index Fund: Class A (NIIXA)

Nationwide Inflation-Protected Securities Fund - Institutional Service Class (NIPSIS)

Nationwide S&P 500 Index Fund: Service Class (NIXR)

Nationwide Mid Cap Market Index Fund: Class A (NMCIXA)

Nationwide Small Cap Index Fund: Class A (NSCIXA)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM)

Conservative Fund: Class II (NVCCN2)*

Nationwide Variable Insurance Trust - NVIT Blueprint(SM)

Moderately Conservative Fund: Class II (NVCMC2)*

Nationwide Variable Insurance Trust - NVIT Blueprint(SM)

Balanced Fund: Class II (NVCRB2)*

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)*

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II (NVMIG6)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class Y (NVSTBY)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)*

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Large Cap Growth Fund - Investor Class (NBGF)

Neuberger Berman Genesis Fund - Trust Class (NBGST)

Neuberger Berman Large Cap Growth Fund - Trust Class (NBGT)

Neuberger Berman Large Cap Value Fund - Trust Class (NBPT)

Neuberger Berman Sustainable Equity Fund: Trust Class (NBSRT)

Neuberger Berman Large Cap Value Fund - Investor Class (PF)

PIMCO FUNDS

PIMCO Total Return Fund: Class A (PMTRA)

PUTNAM INVESTMENTS

Putnam Large Cap Growth Fund - Class A (PUGOA)

Putnam International Equity Fund: Class A (PUIGA)

VIRTUS MUTUAL FUNDS

Virtus Tactical Allocation Fund - Class A (VRTAA)

*	At December 31, 2024, contract owners were not invested in this fund.

Unless listed below, the financial statements presented are as of December 31, 2024 and for each of the years in the two-year period ended December 31, 2024. For the subaccounts listed below with inception dates in 2024, the financial statements are as of December 31, 2024 and for the period from the inception date to December 31, 2024. There were no inceptions in the prior year ended December 31, 2023.

	Inception Date	Liquidation Date

Ivy Variable Insurance Portfolios - Macquarie High Income Fund - Institutional Class (IYHII)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Service Class (LACIS)	4/26/2024
Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class Y (NVSTBY)	5/24/2024
Fidelity Advisor Balanced Fund - Class M (FDB)	10/25/2024
Fidelity Advisor Balanced Fund - Class A (FDBA)	10/25/2024
Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic(SM) Multi-Asset Fund: Class II (NJMMA2)		4/12/2024
Neuberger Berman - Short Duration Bond Fund - Investor Class (NLMB)		6/10/2024
Fidelity Advisor Balanced Fund: Class M (FAB)		11/18/2024
Fidelity Advisor Balanced Fund: Class A (FABA)		11/18/2024

The following underlying mutual fund mergers occurred. The subaccounts associated with the underlying mutual funds are no longer available as of December 31, 2024.

Acquired Underlying Mutual Fund	Acquiring Underlying Mutual Fund	Effective Date
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class II (ACVI2)	Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Service Class (LACIS)	4/26/2024

Delaware High-Yield Opportunities Fund: Institutional Class (DWHYOI)	Ivy Variable Insurance Portfolios - Macquarie High Income Fund - Institutional Class (IYHII)	4/26/2024

For the one-year period ended December 31, 2024, the following subaccount name changes occurred:

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date
WFENAD	Allspring Mid Cap Growth Fund - Class A	Allspring Discovery Mid Cap Growth Fund - Class A	8/9/2024

FAHY	Fidelity Advisor Capital & Income Fund - Class M	Fidelity Advisor High Income Advantage Fund - Class M	12/31/2024

OCAF	Invesco Discovery Large Cap Fund - Class A	Invesco Capital Appreciation Fund - Class A	12/20/2024

WRSCGA	Macquarie Small Cap Growth Fund - Class A	Delaware Ivy Small Cap Growth Fund - Class A	12/31/2024

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2024 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the Separate Account financial statements include an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to the payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 6%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

(h) Segment Disclosures

In this reporting period, each subaccount within the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the subaccounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The subaccounts have acted as single reportable segments and the CODM is Product Development. The CODM assesses subaccount performance including investment results reflected in the net increase (decrease) in contract owners’ equity resulting from operations as reported in the Statements of Operations as well as investment income ratios, and total return, within the financial highlights of the notes to the financial statements.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(i) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

(2) Expenses

The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. Maximum variable account charges for contracts offered through the Separate Account range from 1.30% to 2.55%.

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 0.70% - 1.30% of the daily value of the allocations to the underlying fund options
Contract Maintenance Charge - assessed through a redemption of units	Up to $30 annually
Contingent Deferred Sales Charge - assessed on the amount of purchase payment surrendered	0.00% - 7.00%
Maximum Contingent Deferred Sales Charge Period	7 years
Maximum Guaranteed Lifetime Withdrawal Fee - assessed annually as a percentage of the benefit base through a reduction in unit values	1.20%
Rider Charges - annualized and assessed through either a reduction in unit value or the redemption of units
Seven Year CDSC Option	0.25%
Five Year CDSC Option	0.10%
Reduced Purchase Payment Option	0.25% - 0.30%
Five-Year Reset Death Benefit Option	0.05%
One-Year Enhanced Death Benefit Option	0.15%
Greater of One-Year or 5% Enhanced Death Benefit Option	0.20%
One-Year Step Up Death Benefit Option	0.10%
Guaranteed Minimum Income Benefit Option 1	0.45%
Guaranteed Minimum Income Benefit Option 2	0.30%
Beneficiary Protector Option	0.40%

(3) Annuity Benefits

Annuity benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

(4) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2024 and 2023, total transfers to the Separate Account from the fixed account were $80,291 and $618,215, respectively, and total transfers from the Separate Account to the fixed account were $226,855 and $594,919, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(5) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
ADGFIS	$29,746	$34,354
ADUES	28,634	140,156
PRSCA	18,288	162,706
SACSA	97,360	245,931
SGRA	214,312	329,063
WFAIVD	173,856	84,892
WFENAD	14,285	52,171
WFLCCA	100,444	15,595
WFLGA	452,029	981,879
ACIGA	19,213	83,285
BSTG	100,847	177,571
IGF	67,387	450,739
TCG	410,490	1,094,089
TCIGA	216	2,741
TCIGR	2,635	44,818
TCUL	899,371	1,846,523
DAF	500,792	424,736
DMICPA	54,191	90,284
DPBOZ	54,646	34,437
DROSC	251	1,991
DSPI	1,922,085	1,775,112
DTC	25,391	55,822
FBDF	70,372	304,305
FEQIF	903	2,842
FHYT	143,481	219,643
FIIF	15,404	20,471
FAEGA	199,264	193,658
FAEI	164,660	124,241
FAEIA	107,244	140,971
FAGO	145,429	810,405
FAGOA	41,341	134,253
FAHY	17,483	63,791
FAM	63,263	122,881
FAOA	13	11
FCI	11,103	4,314
FDB	1,810,401	60,996

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

FDBA	175,254	1,763
FEI	323,937	899,911
FMG	548,000	739,968
FO2	318,494	278,274
FPR	702,942	810,459
FRBSI	102,050	72,953
FSCG	3,027	178,773
TFF	10,357	34,714
TIF2	126,095	264,354
TMSF	261,925	582,750
AREA	24,540	50,046
ASCGI	803	18,479
OCAF	43,425	99,908
ODMCGA	487,109	762,098
OGF	308,151	285,580
OSI	33,038	31,164
OVGSS	362,867	611,379
VKEIA	2,509	743
VKGIA	117,687	63,788
IYHII	491,724	44,967
WRSCGA	22,019	14,697
JAFRT	2,125,629	2,484,102
JBS	101,332	445,139
JMERC	339,027	816,658
JOS	2,021	1,198
JWF	135,996	293,276
JWS	16,846	36,185
LSC	335,023	453,269
LACIS	1,219,894	122,776
MSI	731,230	15,358
GVDMA	278,216	586,240
GVDMC	21,959	134,056
GVIDA	141,531	308,595
GVIDC	22,519	284,009
GVIDM	511,939	756,202
IDAS	136,668	305,946
IDCS	15,486	93,969
IDMAS	424,338	378,647
IDMCS	26,273	53,176
IDMS	147,365	560,329
MMF	1,177,335	1,382,636
MMFR	1,634,680	1,714,491
NBF	53,328	293,926
NBIXA	16,458	7,800
NF	370,499	345,078
NFA	69,388	37,667
NGF	8,600	54,395
NGFA	73,096	155,264
NIIXA	187	54
NIPSIS	69,320	117,677
NIXR	507,057	790,954
NMCIXA	74,229	255,440
NSCIXA	25,631	68,944
NVMIG6	19,365	156,726
NVSTBY	385,835	2,724
NVTIV3	53,005	42,496
NBGF	166,646	311,861
NBGST	187,681	790,991
NBGT	12,011	49,134
NBPT	119	2,576
NBSRT	60,678	212,166
PF	74,606	197,157
PMTRA	56,318	108,392
PUGOA	334,104	260,509
PUIGA	329	97
VRTAA	75,864	105,603

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(6) Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2024, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2024. The information is presented as a value or range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a value or range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented. Contract Owners’ Equity presented below may not agree to the Contract Owners’ Equity presented in the Statements of Changes in Contract Owners’ Equity due to reserves for annuity contracts in payout.

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
abrdn Infrastructure Debt Fund - Institutional Service Class (ADGFIS)
2024	1.30%			26,985	$10.49			$283,102	6.32%	3.46%
2023	1.30%			28,814	10.14			292,166	2.06%	-3.79%
2022	1.30%			29,797	10.54			314,051	0.00%	-11.16%
2021	1.30%			32,637	11.86			387,184	0.11%	-3.64%
2020	1.30%			31,525	12.31			388,115	0.22%	4.99%
abrdn U.S. Sustainable Leaders Fund - Institutional Service Class (ADUES)
2024	1.30%			32,540	35.15			1,143,906	0.00%	8.67%
2023	1.30%			35,289	32.35			1,141,614	0.29%	13.69%
2022	1.30%			40,002	28.45			1,138,236	0.00%	-27.51%
2021	1.30%			42,041	39.25			1,650,220	0.00%	23.42%
2020	1.30%			48,017	31.80			1,527,120	0.00%	24.16%
abrdn U.S. Small Cap Equity Fund - Class A (PRSCA)
2024	0.95%	to	1.50%	14,795	70.36	to	61.33	1,132,951	0.00%	14.55%	to	13.91%
2023	0.95%	to	1.50%	16,571	61.42	to	53.84	1,110,859	0.00%	9.96%	to	9.36%
2022	0.95%	to	1.50%	17,462	55.86	to	49.23	1,062,084	0.00%	-26.86%	to	-27.27%
2021	0.95%	to	1.50%	20,996	76.37	to	67.69	1,757,129	0.00%	29.38%	to	28.66%
2020	0.95%	to	1.50%	24,320	59.03	to	52.61	1,592,010	0.00%	25.74%	to	25.05%
Allspring Common Stock Fund - Class A (SACSA)
2024	0.95%	to	1.90%	65,989	19.52	to	17.86	1,251,633	0.00%	5.54%	to	4.52%
2023	0.95%	to	1.90%	76,896	18.49	to	17.09	1,385,858	0.00%	14.77%	to	13.67%
2022	0.95%	to	1.90%	88,981	16.11	to	15.04	1,401,295	0.00%	-18.33%	to	-19.12%
2021	0.95%	to	1.90%	101,165	19.73	to	18.59	1,957,054	0.00%	20.42%	to	19.27%
2020	0.95%	to	1.90%	108,334	16.38	to	15.59	1,746,013	0.00%	14.26%	to	13.17%
Allspring Growth Fund - Class A (SGRA)
2024	0.95%	to	1.45%	18,786	29.32	to	27.98	535,429	0.00%	27.78%	to	27.13%
2023	0.95%	to	1.45%	29,019	22.94	to	22.01	656,382	0.00%	32.27%	to	31.61%
2022	0.95%	to	1.45%	29,745	17.34	to	16.73	509,191	0.00%	-37.72%	to	-38.04%
2021	0.95%	to	1.45%	33,490	27.85	to	26.99	921,153	0.00%	6.39%	to	5.85%
2020	0.95%	to	1.45%	36,039	26.18	to	25.50	932,969	0.00%	47.50%	to	46.75%
Allspring Special Large Cap Value Fund - Administrative Class (WFAIVD)
2024	1.30%			24,670	27.74			684,240	0.79%	15.15%
2023	1.30%			23,083	24.09			555,988	0.93%	12.26%
2022	1.30%			26,054	21.46			558,994	1.04%	-7.60%
2021	1.30%			28,341	23.22			658,078	0.85%	22.36%
2020	1.30%			30,225	18.98			573,587	1.36%	-0.09%
Allspring Mid Cap Growth Fund - Class A (WFENAD)
2024	1.10%	to	1.50%	6,018	22.28	to	21.47	130,317	0.00%	17.99%	to	17.52%
2023	1.10%	to	1.50%	8,460	18.88	to	18.27	155,736	0.00%	22.60%	to	22.11%
2022	1.10%	to	1.50%	8,343	15.40	to	14.96	125,646	0.00%	-42.56%	to	-42.79%
2021	1.10%	to	1.50%	8,340	26.82	to	26.15	219,555	0.00%	1.95%	to	1.54%
2020	1.10%	to	1.50%	8,159	26.30	to	25.76	211,322	0.00%	56.58%	to	55.95%
Allspring Large Cap Core Fund - Class A (WFLCCA)
2024	0.95%	to	1.45%	10,445	26.64	to	25.43	268,978	0.14%	24.60%	to	23.97%
2023	0.95%	to	1.45%	7,594	21.38	to	20.52	157,777	0.84%	23.48%	to	22.86%
2022	0.95%	to	1.45%	5,346	17.32	to	16.70	90,426	0.80%	-14.97%	to	-15.40%
2021	0.95%	to	1.45%	5,200	20.37	to	19.74	103,796	0.25%	29.74%	to	29.08%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2020	0.95%	to	1.45%	7,430	15.70	to	15.29	114,815	1.06%	7.05%	to	6.51%
Allspring Large Cap Growth Fund - Class A (WFLGA)
2024	1.30%			84,733	29.22			2,475,949	0.00%	28.43%
2023	1.30%			113,735	22.75			2,587,766	0.00%	38.59%
2022	1.30%			117,758	16.42			1,933,225	0.00%	-31.87%
2021	1.30%			121,165	24.10			2,919,601	0.00%	14.13%
2020	1.30%			149,538	21.11			3,157,170	0.00%	30.44%
American Century Disciplined Core Value Fund - Class A (ACIGA)
2024	0.95%	to	1.90%	46,052	31.13	to	24.54	1,352,065	1.09%	11.93%	to	10.85%
2023	0.95%	to	1.90%	48,256	27.81	to	22.14	1,268,502	1.38%	7.13%	to	6.11%
2022	0.95%	to	1.90%	52,754	25.96	to	20.86	1,298,399	1.47%	-13.65%	to	-14.48%
2021	0.95%	to	1.90%	62,665	30.06	to	24.40	1,783,896	0.81%	22.21%	to	21.04%
2020	0.95%	to	1.90%	64,070	24.60	to	20.16	1,495,976	1.68%	10.54%	to	9.48%
American Century Short-Term Government Fund: Investor Class (BSTG)
2024	0.95%	to	1.90%	24,304	13.56	to	10.69	556,614	4.06%	2.58%	to	1.59%
2023	0.95%	to	1.90%	32,527	13.22	to	10.52	637,690	3.81%	2.70%	to	1.72%
2022	0.95%	to	1.90%	46,406	12.87	to	10.35	858,851	1.48%	-4.87%	to	-5.78%
2021	0.95%	to	1.90%	47,502	13.53	to	10.98	900,523	0.37%	-1.04%	to	-1.99%
2020	0.95%	to	1.90%	52,758	13.67	to	11.20	983,375	0.71%	2.37%	to	1.38%
American Century Disciplined Core Value Fund - Investor Class (IGF)
2024	1.30%			46,441	61.59			2,860,308	1.32%	11.78%
2023	1.30%			52,846	55.10			2,911,834	1.61%	7.03%
2022	1.30%			60,415	51.48			3,110,201	1.76%	-13.74%
2021	1.30%			66,281	59.68			3,955,683	1.05%	22.10%
2020	1.30%			68,880	48.88			3,366,863	1.91%	10.43%
American Century Growth Fund: Investor Class (TCG)
2024	0.95%	to	1.50%	36,842	45.71	to	39.84	6,931,376	0.00%	25.01%	to	24.31%
2023	0.95%	to	1.50%	40,134	36.56	to	32.05	6,409,015	0.00%	41.92%	to	41.13%
2022	0.95%	to	1.50%	43,548	25.76	to	22.71	5,054,969	0.00%	-32.08%	to	-32.46%
2021	0.95%	to	1.50%	48,989	37.93	to	33.62	8,035,343	0.00%	26.28%	to	25.58%
2020	0.95%	to	1.50%	52,292	30.04	to	26.77	7,348,924	0.14%	33.93%	to	33.18%
American Century International Growth Fund: Class A (TCIGA)
2024	1.10%	to	1.50%	2,785	14.70	to	13.30	38,804	0.52%	0.88%	to	0.47%
2023	1.10%	to	1.50%	2,934	14.57	to	13.24	40,668	0.00%	10.83%	to	10.39%
2022	1.10%	to	1.50%	3,331	13.15	to	11.99	41,870	0.54%	-26.02%	to	-26.32%
2021	1.10%	to	1.50%	3,522	17.77	to	16.28	60,029	0.39%	6.96%	to	6.53%
2020	1.10%	to	1.50%	3,543	16.62	to	15.28	56,555	0.00%	23.90%	to	23.40%
American Century International Growth Fund: Investor Class (TCIGR)
2024	1.30%			5,633	42.92			241,747	0.94%	0.97%
2023	1.30%			6,549	42.50			278,346	0.00%	10.86%
2022	1.30%			6,766	38.34			259,417	0.61%	-25.96%
2021	1.30%			7,055	51.79			365,350	0.62%	7.00%
2020	1.30%			7,395	48.40			357,909	0.02%	23.96%
American Century Ultra(R) Fund: Investor Class (TCUL)
2024	0.95%	to	1.65%	103,979	51.32	to	43.08	10,835,947	0.00%	28.31%	to	27.40%
2023	0.95%	to	1.65%	115,901	40.00	to	33.82	9,533,133	0.00%	41.95%	to	40.95%
2022	0.95%	to	1.65%	123,937	28.18	to	23.99	7,323,054	0.00%	-33.10%	to	-33.58%
2021	0.95%	to	1.65%	133,846	42.12	to	36.12	11,822,688	0.00%	22.04%	to	21.18%
2020	0.95%	to	1.65%	153,239	34.51	to	29.81	11,002,720	0.00%	48.35%	to	47.31%
BNY Mellon Appreciation Fund, Inc. - Investor Shares (DAF)
2024	0.95%	to	1.90%	56,457	41.86	to	33.01	2,582,036	0.33%	11.34%	to	10.27%
2023	0.95%	to	1.90%	63,113	37.60	to	29.93	2,596,337	0.65%	20.26%	to	19.11%
2022	0.95%	to	1.90%	70,940	31.27	to	25.13	2,410,809	0.53%	-18.72%	to	-19.50%
2021	0.95%	to	1.90%	83,819	38.47	to	31.22	3,578,977	0.35%	25.82%	to	24.61%
2020	0.95%	to	1.90%	87,442	30.57	to	25.05	2,980,573	0.67%	22.83%	to	21.65%
BNY Mellon Core Plus Fund - Class A (DMICPA)
2024	1.30%			59,099	10.57			624,403	3.96%	0.76%
2023	1.30%			64,239	10.49			673,653	3.70%	5.38%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2022	1.30%			80,376	9.95			799,845	2.80%	-14.79%
2021	1.30%			100,974	11.68			1,179,198	2.16%	-2.14%
2020	1.30%			106,789	11.93			1,274,348	2.25%	7.95%
BNY Mellon Balanced Opportunity Fund - Class Z (DPBOZ)
2024	0.95%	to	1.60%	22,946	27.53	to	24.13	586,729	1.45%	11.22%	to	10.49%
2023	0.95%	to	1.60%	23,265	24.76	to	21.84	536,979	1.52%	16.46%	to	15.69%
2022	0.95%	to	1.60%	24,660	21.26	to	18.88	491,030	1.16%	-16.61%	to	-17.15%
2021	0.95%	to	1.60%	25,559	25.49	to	22.79	612,699	0.40%	13.75%	to	13.01%
2020	0.95%	to	1.60%	25,798	22.41	to	20.16	545,329	0.88%	9.51%	to	8.80%
BNY Mellon Opportunistic Small Cap Fund - Investor Shares (DROSC)
2024	0.95%	to	1.50%	1,794	30.12	to	28.00	50,736	0.50%	2.68%	to	2.11%
2023	0.95%	to	1.50%	1,839	29.33	to	27.42	50,899	0.39%	7.98%	to	7.38%
2022	0.95%	to	1.50%	1,920	27.16	to	25.54	49,517	0.00%	-18.30%	to	-18.75%
2021	0.95%	to	1.50%	1,925	33.24	to	31.43	61,054	0.00%	14.92%	to	14.28%
2020	0.95%	to	1.50%	1,949	28.93	to	27.50	54,046	0.21%	17.85%	to	17.20%
BNY Mellon S&P 500 Index Fund (DSPI)
2024	1.30%			123,062	140.47			17,286,840	0.91%	22.78%
2023	1.30%			132,300	114.41			15,136,606	1.17%	24.06%
2022	1.30%			147,486	92.23			13,602,068	1.16%	-19.59%
2021	1.30%			153,460	114.70			17,601,597	0.94%	26.42%
2020	1.30%			160,456	90.73			14,558,334	1.41%	16.24%
BNY Mellon Sustainable U.S. Equity Fund, Inc. - Class Z (DTC)
2024	0.95%	to	1.45%	6,120	30.23	to	26.68	365,282	0.31%	23.48%	to	22.85%
2023	0.95%	to	1.45%	6,718	24.48	to	21.72	339,086	0.72%	22.83%	to	22.21%
2022	0.95%	to	1.45%	8,652	19.93	to	17.77	325,050	0.52%	-23.66%	to	-24.04%
2021	0.95%	to	1.45%	9,252	26.11	to	23.39	443,085	0.54%	25.45%	to	24.82%
2020	0.95%	to	1.45%	12,325	20.81	to	18.74	459,298	0.83%	23.04%	to	22.42%
Federated Hermes Corporate Bond Fund - Class F Shares (FBDF)
2024	0.95%	to	2.05%	31,087	26.05	to	19.78	796,097	3.50%	1.39%	to	0.26%
2023	0.95%	to	2.05%	40,706	25.70	to	19.73	1,039,822	3.55%	6.70%	to	5.51%
2022	0.95%	to	2.05%	42,483	24.08	to	18.70	1,022,825	3.40%	-15.44%	to	-16.38%
2021	0.95%	to	2.05%	55,144	28.48	to	22.36	1,581,069	3.13%	-1.02%	to	-2.12%
2020	0.95%	to	2.05%	58,988	28.78	to	22.85	1,709,016	3.27%	7.79%	to	6.60%
Federated Hermes Equity Income Fund - Class F Shares (FEQIF)
2024	1.20%			311	23.16			7,196	0.61%	11.17%
2023	1.20%			431	20.83			8,989	0.88%	7.50%
2022	1.20%			431	19.38			8,352	0.94%	-9.34%
2021	1.20%			626	21.38			13,381	0.66%	19.17%
2020	1.20%			626	17.94			11,228	1.07%	4.83%
Federated Hermes Opportunistic High Yield Bond Fund - Service Shares (FHYT)
2024	0.95%	to	1.90%	46,305	34.24	to	26.99	1,424,674	4.96%	5.23%	to	4.22%
2023	0.95%	to	1.90%	50,638	32.54	to	25.90	1,485,363	5.66%	12.11%	to	11.04%
2022	0.95%	to	1.90%	52,812	29.02	to	23.33	1,385,745	5.02%	-13.08%	to	-13.91%
2021	0.95%	to	1.90%	55,674	33.39	to	27.10	1,688,341	4.15%	6.79%	to	5.77%
2020	0.95%	to	1.90%	58,480	31.27	to	25.62	1,667,768	5.00%	5.67%	to	4.66%
Federated Hermes Intermediate Corporate Bond Fund: Service Shares (FIIF)
2024	0.95%	to	1.90%	9,031	19.95	to	15.80	164,338	3.80%	2.76%	to	1.77%
2023	0.95%	to	1.90%	9,519	19.42	to	15.52	169,587	3.44%	5.01%	to	4.00%
2022	0.95%	to	1.90%	11,258	18.49	to	14.93	192,700	2.21%	-10.58%	to	-11.43%
2021	0.95%	to	1.90%	12,993	20.68	to	16.85	249,777	1.73%	-2.43%	to	-3.37%
2020	0.95%	to	1.90%	12,663	21.20	to	17.44	250,284	2.28%	6.37%	to	5.35%
Fidelity Advisor Equity Growth Fund: Class A (FAEGA)
2024	0.95%	to	1.65%	37,591	49.33	to	41.54	1,747,783	0.00%	28.48%	to	27.57%
2023	0.95%	to	1.65%	42,035	38.39	to	32.56	1,519,368	0.00%	33.96%	to	33.02%
2022	0.95%	to	1.65%	44,588	28.66	to	24.48	1,205,875	0.00%	-25.38%	to	-25.90%
2021	0.95%	to	1.65%	44,029	38.41	to	33.03	1,597,761	0.00%	21.56%	to	20.70%
2020	0.95%	to	1.65%	46,729	31.59	to	27.37	1,399,944	0.00%	42.06%	to	41.06%
Fidelity Advisor Equity Income Fund - Class M (FAEI)

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2024	1.30%			25,191	57.25			1,442,146	1.76%	10.46%
2023	1.30%			25,865	51.83			1,340,538	2.04%	9.45%
2022	1.30%			29,341	47.36			1,389,449	1.59%	-2.86%
2021	1.30%			28,119	48.75			1,370,748	1.47%	20.17%
2020	1.30%			33,344	40.57			1,352,666	2.15%	-0.33%
Fidelity Advisor Equity Income Fund: Class A (FAEIA)
2024	0.95%	to	1.90%	37,687	40.51	to	31.94	1,414,389	2.09%	11.10%	to	10.03%
2023	0.95%	to	1.90%	40,934	36.46	to	29.03	1,387,901	2.36%	10.11%	to	9.06%
2022	0.95%	to	1.90%	45,161	33.11	to	26.61	1,387,951	1.88%	-2.30%	to	-3.23%
2021	0.95%	to	1.90%	46,753	33.89	to	27.50	1,471,594	1.82%	20.90%	to	19.74%
2020	0.95%	to	1.90%	50,072	28.03	to	22.97	1,308,186	2.47%	0.26%	to	-0.70%
Fidelity Advisor Growth Opportunities Fund - Class M (FAGO)
2024	1.30%			51,009	109.14			5,567,183	0.00%	36.57%
2023	1.30%			57,568	79.92			4,600,674	0.00%	42.93%
2022	1.30%			66,096	55.91			3,695,743	0.00%	-39.36%
2021	1.30%			68,885	92.21			6,351,580	0.00%	9.70%
2020	1.30%			82,936	84.06			6,971,213	0.00%	66.01%
Fidelity Advisor Growth Opportunities Fund: Class A (FAGOA)
2024	0.95%	to	1.50%	24,092	68.47	to	59.68	1,542,132	0.00%	37.38%	to	36.62%
2023	0.95%	to	1.50%	25,595	49.84	to	43.69	1,193,925	0.00%	43.77%	to	42.97%
2022	0.95%	to	1.50%	29,421	34.66	to	30.55	956,638	0.00%	-38.99%	to	-39.33%
2021	0.95%	to	1.50%	32,210	56.82	to	50.36	1,716,999	0.00%	10.34%	to	9.73%
2020	0.95%	to	1.50%	37,492	51.49	to	45.89	1,817,797	0.00%	67.01%	to	66.08%
Fidelity Advisor Capital & Income Fund - Class M (FAHY)
2024	1.10%	to	1.90%	7,243	40.24	to	32.93	356,757	4.77%	8.83%	to	7.95%
2023	1.10%	to	1.90%	8,502	36.97	to	30.51	385,119	5.06%	11.27%	to	10.38%
2022	1.10%	to	1.90%	11,178	33.23	to	27.64	455,622	4.12%	-11.47%	to	-12.18%
2021	1.10%	to	1.90%	11,331	37.53	to	31.47	522,788	2.97%	10.02%	to	9.13%
2020	0.95%	to	1.90%	13,949	35.20	to	28.84	563,680	3.83%	7.61%	to	6.58%
Fidelity Asset Manager 50% (FAM)
2024	1.30%			19,878	47.61			946,322	2.37%	7.04%
2023	1.30%			21,653	44.48			963,002	2.25%	11.63%
2022	1.30%			23,125	39.84			921,367	2.10%	-16.07%
2021	1.30%			25,365	47.47			1,204,105	1.49%	8.43%
2020	1.30%			27,960	43.78			1,224,154	1.35%	13.23%
Fidelity Advisor Overseas Fund: Class A (FAOA)
2024	1.25%	to	1.45%	54	19.18	to	18.26	1,012	1.28%	3.32%	to	3.11%
2023	1.25%	to	1.45%	54	18.57	to	17.71	980	0.80%	18.51%	to	18.27%
2022	1.25%	to	1.45%	54	15.67	to	14.98	829	0.37%	-25.55%	to	-25.70%
2021	1.25%	to	1.50%	56	21.04	to	19.94	1,154	0.00%	17.44%	to	17.14%
2020	1.25%	to	1.50%	56	17.92	to	17.02	983	0.00%	13.27%	to	12.99%
Fidelity Capital & Income Fund (FCI)
2024	1.30%			1,005	223.20			224,336	5.12%	9.23%
2023	1.30%			1,012	204.34			206,704	5.50%	11.52%
2022	1.30%			1,018	183.22			186,521	4.48%	-11.64%
2021	1.30%			1,072	207.36			222,286	3.40%	10.20%
2020	1.30%			1,216	188.16			228,808	4.15%	8.81%
Fidelity Advisor Balanced Fund - Class M (FDB)
2024	1.30%			173,093	10.02			1,734,563	0.38%	0.23%			****
Fidelity Advisor Balanced Fund - Class A (FDBA)
2024	1.05%	to	1.45%	17,145	10.03	to	10.02	171,933	0.43%	0.31%	to	0.23%	****
Fidelity Equity-Income Fund (FEI)
2024	1.30%			14,821	310.93			4,608,393	1.68%	13.78%
2023	1.30%			17,336	273.27			4,737,452	1.84%	9.16%
2022	1.30%			18,937	250.33			4,740,480	1.83%	-6.31%
2021	1.30%			21,208	267.17			5,666,240	1.54%	22.77%
2020	1.30%			25,056	217.63			5,452,937	1.68%	5.39%
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2022	1.30%			10	42.84			428	3.10%	-12.52%
2021	1.30%			24	48.97			1,175	4.61%	3.05%
2020	1.30%			38	47.52			1,806	4.44%	1.41%
Fidelity Magellan(R) Fund (FMG)
2024	1.30%			67,570	127.28			8,600,053	0.23%	26.36%
2023	1.30%			72,549	100.73			7,307,479	0.45%	29.25%
2022	1.30%			80,299	77.93			6,257,645	0.24%	-28.10%
2021	1.30%			85,966	108.38			9,317,174	0.00%	25.33%
2020	1.30%			93,663	86.48			8,099,517	0.00%	26.67%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)
2024	0.95%	to	1.65%	113,717	15.01	to	14.01	1,649,159	1.41%	3.81%	to	3.07%
2023	0.95%	to	1.65%	116,130	14.46	to	13.59	1,628,701	0.80%	19.08%	to	18.24%
2022	0.95%	to	1.65%	131,376	12.14	to	11.50	1,552,718	0.84%	-25.40%	to	-25.92%
2021	0.95%	to	1.65%	140,692	16.27	to	15.52	2,236,690	0.33%	18.26%	to	17.42%
2020	0.95%	to	1.65%	160,474	13.76	to	13.22	2,165,171	0.22%	14.24%	to	13.43%
Fidelity Puritan Fund (FPR)
2024	1.30%			57,980	108.89			6,313,624	1.69%	17.30%
2023	1.30%			64,862	92.83			6,021,344	1.78%	18.66%
2022	1.30%			72,883	78.23			5,701,997	1.41%	-18.31%
2021	1.30%			81,751	95.77			7,829,354	0.96%	17.39%
2020	1.30%			96,892	81.58			7,904,669	1.19%	19.00%
Franklin Mutual U.S. Mid Cap Value Fund - Class A (FRBSI)
2024	0.95%	to	1.65%	22,226	50.18	to	42.25	1,024,711	1.23%	8.11%	to	7.34%
2023	0.95%	to	1.65%	22,757	46.41	to	39.36	974,206	1.12%	8.00%	to	7.24%
2022	0.95%	to	1.65%	27,493	42.97	to	36.70	1,091,528	0.94%	-7.64%	to	-8.29%
2021	0.95%	to	1.65%	31,488	46.53	to	40.02	1,360,672	1.16%	26.47%	to	25.58%
2020	0.95%	to	1.65%	32,113	36.79	to	31.87	1,103,159	4.03%	-3.39%	to	-4.07%
Franklin Small-Mid Cap Growth Fund: Class A (FSCG)
2024	0.95%	to	1.80%	35,486	32.78	to	26.50	1,062,080	0.00%	10.30%	to	9.35%
2023	0.95%	to	1.80%	41,160	29.72	to	24.23	1,121,309	0.00%	26.00%	to	24.92%
2022	0.95%	to	1.80%	45,769	23.58	to	19.40	993,341	0.00%	-34.34%	to	-34.91%
2021	0.95%	to	1.80%	47,324	35.92	to	29.80	1,573,726	0.00%	8.86%	to	7.93%
2020	0.95%	to	1.80%	53,598	33.00	to	27.61	1,648,650	0.00%	54.48%	to	53.15%
Templeton Foreign Fund - Class A (TFF)
2024	0.95%	to	1.50%	14,833	23.66	to	20.62	450,378	2.11%	-3.41%	to	-3.95%
2023	0.95%	to	1.50%	15,657	24.50	to	21.47	495,944	2.46%	18.82%	to	18.16%
2022	0.95%	to	1.50%	16,973	20.62	to	18.17	457,505	1.18%	-4.50%	to	-5.03%
2021	0.95%	to	1.50%	18,863	21.59	to	19.13	539,637	3.59%	4.07%	to	3.49%
2020	0.95%	to	1.50%	21,065	20.74	to	18.49	581,758	1.47%	-1.43%	to	-1.98%
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)
2024	0.95%	to	1.65%	94,611	9.98	to	9.26	911,374	2.50%	-1.94%	to	-2.64%
2023	0.95%	to	1.65%	109,195	10.18	to	9.51	1,075,795	3.11%	19.61%	to	18.77%
2022	0.95%	to	1.65%	127,127	8.51	to	8.00	1,050,678	3.10%	-8.48%	to	-9.13%
2021	0.95%	to	1.65%	138,512	9.30	to	8.81	1,254,721	1.86%	3.17%	to	2.44%
2020	0.95%	to	1.65%	144,176	9.01	to	8.60	1,270,667	3.37%	-2.10%	to	-2.79%
Franklin Mutual Series Fund, Inc. - Mutual Shares Fund - Class A (TMSF)
2024	0.95%	to	1.90%	67,163	38.34	to	30.23	2,556,759	1.59%	10.17%	to	9.11%
2023	0.95%	to	1.90%	81,484	34.80	to	27.70	2,815,889	1.83%	12.56%	to	11.49%
2022	0.95%	to	1.90%	91,741	30.92	to	24.85	2,833,876	1.27%	-8.23%	to	-9.11%
2021	0.95%	to	1.90%	99,594	33.69	to	27.34	3,359,199	3.02%	17.94%	to	16.81%
2020	0.95%	to	1.90%	102,684	28.56	to	23.41	2,948,122	1.96%	-5.50%	to	-6.41%
Invesco Real Estate Fund: Class A (AREA)
2024	0.95%	to	1.65%	20,547	19.31	to	17.53	380,061	2.25%	0.77%	to	0.05%
2023	0.95%	to	1.65%	22,604	19.16	to	17.52	416,083	2.09%	7.72%	to	6.96%
2022	0.95%	to	1.65%	24,812	17.79	to	16.38	424,957	0.81%	-25.52%	to	-26.04%
2021	0.95%	to	1.90%	27,989	23.88	to	21.56	645,691	0.96%	39.65%	to	38.31%
2020	0.95%	to	1.90%	28,184	17.10	to	15.59	467,396	1.51%	-11.62%	to	-12.47%
Invesco Small Cap Growth Fund: Investor Class (ASCGI)

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2024	0.95%	to	1.65%	9,344	38.63	to	33.82	336,194	0.00%	15.13%	to	14.31%
2023	0.95%	to	1.65%	9,707	33.55	to	29.59	304,654	0.00%	11.69%	to	10.90%
2022	0.95%	to	1.65%	9,709	30.04	to	26.68	273,824	0.00%	-36.20%	to	-36.65%
2021	0.95%	to	1.65%	11,511	47.09	to	42.11	514,327	0.00%	6.41%	to	5.65%
2020	0.95%	to	1.65%	13,365	44.25	to	39.86	566,140	0.00%	55.62%	to	54.52%
Invesco Discovery Large Cap Fund - Class A (OCAF)
2024	0.95%	to	1.80%	36,639	39.50	to	32.05	1,345,567	0.00%	32.73%	to	31.58%
2023	0.95%	to	1.80%	39,119	29.76	to	24.36	1,084,539	0.00%	34.23%	to	33.08%
2022	0.95%	to	1.80%	42,943	22.17	to	18.30	888,778	0.00%	-31.75%	to	-32.34%
2021	0.95%	to	1.80%	50,498	32.49	to	27.05	1,541,541	0.00%	21.18%	to	20.14%
2020	0.95%	to	1.80%	52,854	26.81	to	22.52	1,337,687	0.00%	34.99%	to	33.83%
Invesco Discovery Mid Cap Growth Fund - Class A (ODMCGA)
2024	0.95%	to	1.65%	287,358	16.45	to	15.91	4,655,615	0.00%	22.94%	to	22.06%
2023	0.95%	to	1.65%	314,880	13.38	to	13.03	4,163,312	0.00%	11.89%	to	11.10%
2022	0.95%	to	1.65%	338,427	11.96	to	11.73	4,011,679	0.00%	-31.75%	to	-32.23%
2021	0.95%	to	1.65%	367,629	17.52	to	17.31	6,406,069	0.00%	17.74%	to	16.90%
2020	0.95%	to	1.65%	392,234	14.88	to	14.81	5,823,868	0.00%	48.81%	to	48.07%	****
Invesco Global Fund - Class A (OGF)
2024	0.95%	to	1.65%	31,462	42.36	to	35.56	2,875,833	0.00%	15.17%	to	14.35%
2023	0.95%	to	1.65%	34,036	36.78	to	31.10	2,727,975	0.00%	32.76%	to	31.83%
2022	0.95%	to	1.65%	37,666	27.70	to	23.59	2,306,024	0.00%	-32.79%	to	-33.26%
2021	0.95%	to	1.90%	42,278	41.22	to	33.45	3,875,157	0.00%	14.27%	to	13.17%
2020	0.95%	to	1.90%	46,612	36.07	to	29.56	3,866,634	0.00%	26.41%	to	25.20%
Invesco Global Strategic Income Fund - Class A (OSI)
2024	0.95%	to	1.60%	15,386	22.34	to	19.04	318,628	5.47%	2.29%	to	1.62%
2023	0.95%	to	1.60%	15,968	21.83	to	18.74	323,975	5.08%	7.62%	to	6.91%
2022	0.95%	to	1.60%	16,811	20.29	to	17.53	318,201	3.44%	-12.63%	to	-13.20%
2021	0.95%	to	1.60%	18,375	23.22	to	20.19	399,604	1.26%	-4.16%	to	-4.79%
2020	0.95%	to	1.60%	17,926	24.23	to	21.21	408,562	2.89%	2.52%	to	1.85%
Invesco - Invesco V.I. Global Fund: Series II (OVGSS)
2024	0.95%	to	1.90%	207,477	22.98	to	20.73	4,596,946	0.00%	14.68%	to	13.57%
2023	0.95%	to	1.90%	228,912	20.04	to	18.26	4,440,735	0.00%	33.17%	to	31.90%
2022	0.95%	to	1.90%	272,974	15.05	to	13.84	3,988,370	0.00%	-32.58%	to	-33.23%
2021	0.95%	to	1.90%	292,255	22.32	to	20.73	6,355,161	0.00%	14.08%	to	12.98%
2020	0.95%	to	1.90%	313,190	19.56	to	18.35	5,991,654	0.44%	26.13%	to	24.92%
Invesco Equity and Income Fund: Class A (VKEIA)
2024	1.10%	to	2.05%	1,349	24.65	to	21.62	32,145	1.99%	10.57%	to	9.50%
2023	1.10%	to	2.05%	1,363	22.30	to	19.74	29,435	1.91%	8.78%	to	7.74%
2022	1.10%	to	2.05%	2,255	20.49	to	18.32	44,591	1.88%	-8.73%	to	-9.60%
2021	1.10%	to	2.05%	1,796	22.45	to	20.27	39,319	1.23%	16.72%	to	15.60%
2020	1.10%	to	2.05%	2,163	19.24	to	17.53	40,750	1.83%	8.76%	to	7.72%
Invesco Growth and Income Fund: Class A (VKGIA)
2024	0.95%	to	1.60%	16,034	55.33	to	47.97	831,087	1.23%	15.11%	to	14.35%
2023	0.95%	to	1.60%	16,328	48.07	to	41.95	738,234	1.64%	11.50%	to	10.77%
2022	0.95%	to	1.60%	21,762	43.11	to	37.87	882,301	1.47%	-6.82%	to	-7.43%
2021	0.95%	to	1.60%	28,053	46.27	to	40.91	1,228,620	1.02%	27.41%	to	26.58%
2020	0.95%	to	1.60%	24,418	36.31	to	32.32	840,965	2.09%	1.37%	to	0.71%
Macquarie High Income Fund - Institutional Class (IYHII)
2024	1.30%			43,101	10.38			447,464	4.50%	3.82%			****
Macquarie Small Cap Growth Fund - Class A (WRSCGA)
2024	0.95%	to	1.50%	16,227	14.30	to	13.76	227,345	0.00%	13.16%	to	12.53%
2023	0.95%	to	1.50%	16,362	12.63	to	12.23	203,172	0.00%	12.20%	to	11.58%
2022	0.95%	to	1.50%	18,339	11.26	to	10.96	203,558	0.00%	-28.37%	to	-28.77%
2021	0.95%	to	1.50%	26,232	15.72	to	15.39	407,132	0.83%	3.02%	to	2.45%
2020	0.95%	to	1.50%	28,559	15.26	to	15.02	431,760	0.00%	37.17%	to	36.41%
Janus Henderson Forty Fund - Class T (JAFRT)
2024	0.95%	to	1.90%	679,654	29.46	to	27.36	19,496,388	0.02%	26.85%	to	25.63%
2023	0.95%	to	1.90%	756,451	23.22	to	21.78	17,165,405	0.14%	38.37%	to	37.05%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2022	0.95%	to	1.90%	824,310	16.78	to	15.89	13,564,258	0.00%	-34.27%	to	-34.90%
2021	0.95%	to	1.90%	896,525	25.53	to	24.41	22,520,973	0.00%	21.61%	to	20.44%
2020	0.95%	to	1.90%	1,003,808	21.00	to	20.26	20,809,192	0.00%	37.64%	to	36.32%
Janus Henderson Balanced Fund: Class S (JBS)
2024	0.95%	to	1.65%	32,418	34.81	to	31.19	1,089,153	1.65%	13.83%	to	13.02%
2023	0.95%	to	1.65%	44,844	30.58	to	27.59	1,327,626	2.01%	13.89%	to	13.08%
2022	0.95%	to	1.65%	45,802	26.85	to	24.40	1,193,803	0.65%	-17.68%	to	-18.26%
2021	0.95%	to	1.65%	51,896	32.62	to	29.85	1,647,096	0.51%	15.64%	to	14.82%
2020	0.95%	to	1.65%	55,370	28.21	to	26.00	1,518,999	1.16%	12.83%	to	12.03%
Janus Henderson Research Fund - Class T (JMERC)
2024	0.95%	to	2.05%	199,585	29.83	to	27.38	5,799,812	0.00%	33.64%	to	32.15%
2023	0.95%	to	2.05%	225,427	22.32	to	20.72	4,918,768	0.00%	41.61%	to	40.04%
2022	0.95%	to	2.05%	236,580	15.76	to	14.80	3,657,471	0.03%	-30.70%	to	-31.46%
2021	0.95%	to	2.05%	251,188	22.75	to	21.59	5,622,904	0.00%	19.13%	to	17.81%
2020	0.95%	to	2.05%	269,799	19.09	to	18.32	5,087,018	0.06%	31.38%	to	29.92%
Janus Henderson Overseas Fund - Class S (JOS)
2024	0.95%	to	1.45%	2,325	15.55	to	14.38	34,740	1.26%	4.51%	to	3.98%
2023	0.95%	to	1.45%	2,271	14.88	to	13.83	32,558	1.05%	9.48%	to	8.92%
2022	0.95%	to	1.45%	2,355	13.59	to	12.70	31,042	0.76%	-9.90%	to	-10.35%
2021	0.95%	to	1.45%	4,650	15.09	to	14.16	67,551	0.79%	11.66%	to	11.10%
2020	0.95%	to	1.45%	3,850	13.51	to	12.75	50,482	0.70%	15.15%	to	14.57%
Janus Henderson Global Research Fund - Class T (JWF)
2024	1.25%	to	1.45%	33,587	19.66	to	18.70	1,657,996	0.61%	21.84%	to	21.59%
2023	1.25%	to	1.45%	39,028	16.14	to	15.38	1,585,418	0.80%	25.04%	to	24.79%
2022	1.25%	to	1.45%	42,283	12.90	to	12.33	1,375,862	0.80%	-20.65%	to	-20.81%
2021	1.25%	to	1.45%	44,597	16.26	to	15.56	1,830,906	0.38%	16.39%	to	16.15%
2020	1.10%	to	1.45%	52,635	14.42	to	13.40	1,802,394	0.36%	18.74%	to	18.31%
Janus Henderson Global Research Fund - Class S (JWS)
2024	0.95%	to	1.65%	4,861	44.78	to	40.12	206,560	0.30%	21.87%	to	21.01%
2023	0.95%	to	1.65%	5,707	36.74	to	33.15	199,021	0.51%	25.08%	to	24.20%
2022	0.95%	to	1.65%	6,542	29.37	to	26.69	183,001	0.43%	-20.63%	to	-21.19%
2021	0.95%	to	1.65%	7,552	37.01	to	33.87	267,186	0.00%	16.45%	to	15.63%
2020	0.95%	to	1.65%	11,309	31.78	to	29.29	347,953	0.00%	18.58%	to	17.74%
Lazard Retirement US Small Cap Equity Select Portfolio - Open Shares (LSC)
2024	0.95%	to	1.45%	28,063	54.57	to	48.16	1,557,581	0.00%	9.81%	to	9.25%
2023	0.95%	to	1.45%	34,311	49.69	to	44.08	1,740,638	0.00%	8.79%	to	8.24%
2022	0.95%	to	1.45%	40,761	45.68	to	40.73	1,907,739	0.00%	-16.29%	to	-16.71%
2021	0.95%	to	1.90%	44,105	54.57	to	44.28	2,472,272	0.01%	18.45%	to	17.32%
2020	0.95%	to	1.90%	49,249	46.07	to	37.75	2,339,005	0.16%	5.10%	to	4.09%
Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Service Class (LACIS)
2024	0.95%	to	1.65%	110,515	9.95	to	9.90	1,096,917	0.53%	-0.51%	to	-0.99%	****
MFS Income Fund - Class A (MSI)
2024	1.30%			72,615	20.61			1,496,766	4.98%	1.30%
2023	1.30%			40,368	20.35			821,381	4.82%	6.04%
2022	1.30%			33,066	19.19			634,460	2.70%	-14.69%
2021	1.30%			53,048	22.49			1,193,172	2.23%	-1.59%
2020	1.30%			50,739	22.86			1,159,722	2.71%	8.03%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
2024	1.30%			119,410	29.33			3,501,840	0.00%	9.76%
2023	1.30%			129,430	26.72			3,458,328	0.00%	16.40%
2022	1.30%			129,253	22.95			2,967,001	0.00%	-19.34%
2021	1.30%			127,336	28.46			3,623,915	0.15%	12.15%
2020	1.30%			133,981	25.38			3,399,943	0.21%	10.87%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
2024	1.30%			32,166	19.40			623,890	0.00%	4.70%
2023	1.30%			37,769	18.53			699,685	0.00%	9.80%
2022	1.30%			42,766	16.87			721,513	0.00%	-15.50%
2021	1.30%			41,590	19.97			830,394	0.21%	5.32%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2020	1.30%			49,458	18.96			937,600	0.14%	7.14%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
2024	1.30%			67,395	32.34			2,179,306	0.00%	11.16%
2023	1.30%			72,048	29.09			2,095,799	0.00%	17.83%
2022	1.30%			68,195	24.69			1,683,493	0.00%	-19.94%
2021	1.30%			61,184	30.84			1,886,618	0.13%	14.00%
2020	1.30%			57,279	27.05			1,549,277	0.23%	11.35%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
2024	1.30%			19,114	15.11			288,758	0.00%	2.46%
2023	1.30%			35,718	14.74			526,616	0.00%	6.63%
2022	1.30%			38,600	13.83			533,730	0.00%	-13.33%
2021	1.30%			41,588	15.95			663,503	0.23%	1.41%
2020	1.30%			39,726	15.73			624,954	0.10%	5.33%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2024	0.95%	to	1.45%	147,381	26.57	to	24.54	3,555,792	0.00%	7.98%	to	7.43%
2023	0.95%	to	1.45%	155,250	24.61	to	22.85	3,481,182	0.00%	13.63%	to	13.06%
2022	0.95%	to	1.45%	155,961	21.66	to	20.21	3,089,911	0.00%	-17.34%	to	-17.76%
2021	0.95%	to	1.45%	151,519	26.20	to	24.57	3,644,949	0.19%	9.27%	to	8.71%
2020	0.95%	to	1.45%	151,564	23.98	to	22.60	3,350,575	0.14%	9.30%	to	8.74%
Nationwide Investor Destinations Aggressive Fund: Service Class (IDAS)
2024	0.95%	to	1.50%	26,942	31.66	to	27.66	789,462	1.81%	12.86%	to	12.23%
2023	0.95%	to	1.50%	36,962	28.05	to	24.64	956,148	1.51%	18.79%	to	18.13%
2022	0.95%	to	1.50%	39,707	23.61	to	20.86	866,511	0.80%	-19.19%	to	-19.64%
2021	0.95%	to	1.50%	50,395	29.22	to	25.96	1,364,419	3.76%	16.04%	to	15.39%
2020	0.95%	to	1.50%	50,627	25.18	to	22.50	1,185,931	6.19%	12.21%	to	11.59%
Nationwide Investor Destinations Conservative Fund: Service Class (IDCS)
2024	0.95%	to	1.65%	16,786	17.63	to	14.84	271,158	2.96%	3.31%	to	2.58%
2023	0.95%	to	1.65%	21,887	17.06	to	14.47	349,222	3.26%	7.18%	to	6.43%
2022	0.95%	to	1.65%	23,134	15.92	to	13.60	345,694	1.75%	-13.39%	to	-14.00%
2021	0.95%	to	1.65%	26,389	18.38	to	15.81	458,193	2.09%	2.62%	to	1.90%
2020	0.95%	to	1.50%	26,861	17.91	to	16.00	462,867	2.99%	7.10%	to	6.50%
Nationwide Investor Destinations Moderately Aggressive Fund: Service Class (IDMAS)
2024	0.95%	to	1.90%	92,928	29.73	to	23.54	2,533,735	2.31%	11.03%	to	9.96%
2023	0.95%	to	1.90%	102,846	26.78	to	21.41	2,544,302	1.83%	16.67%	to	15.55%
2022	0.95%	to	1.90%	122,095	22.95	to	18.53	2,596,066	1.05%	-18.68%	to	-19.46%
2021	0.95%	to	1.90%	131,652	28.23	to	23.00	3,454,039	3.67%	13.59%	to	12.50%
2020	0.95%	to	1.90%	129,497	24.85	to	20.44	3,002,258	6.09%	11.67%	to	10.60%
Nationwide Investor Destinations Moderately Conservative Fund: Service Class (IDMCS)
2024	0.95%	to	1.60%	14,250	21.94	to	18.70	290,695	2.77%	5.81%	to	5.11%
2023	0.95%	to	1.60%	16,541	20.74	to	17.79	320,872	2.82%	10.39%	to	9.66%
2022	0.95%	to	1.60%	20,391	18.78	to	16.23	359,755	1.47%	-15.09%	to	-15.65%
2021	0.95%	to	1.60%	22,075	22.12	to	19.23	459,141	2.65%	6.40%	to	5.70%
2020	0.95%	to	1.60%	22,655	20.79	to	18.20	444,313	4.26%	8.66%	to	7.95%
Nationwide Investor Destinations Moderate Fund: Service Class (IDMS)
2024	0.95%	to	1.90%	50,434	25.65	to	20.30	1,201,603	2.20%	8.46%	to	7.41%
2023	0.95%	to	1.90%	72,765	23.65	to	18.90	1,612,156	2.04%	13.64%	to	12.56%
2022	0.95%	to	1.90%	101,107	20.81	to	16.79	1,957,952	1.12%	-16.93%	to	-17.73%
2021	0.95%	to	1.90%	132,570	25.05	to	20.41	3,079,045	3.07%	10.25%	to	9.20%
2020	0.95%	to	1.90%	142,682	22.72	to	18.69	3,011,122	5.47%	9.88%	to	8.83%
Nationwide Government Money Market Fund - Investor Shares (MMF)
2024	1.30%			187,162	29.59			4,377,143	4.69%	3.43%
2023	1.30%			202,681	22.58	to	28.61	4,582,457	4.57%	3.30%
2022	1.30%			203,883	21.85	to	27.69	4,462,320	1.24%	-0.08%
2021	1.30%			193,258	21.87	to	27.72	4,234,907	0.00%	-1.30%
2020	1.30%			204,444	22.16	to	27.90	4,544,348	0.20%	-1.08%
Nationwide Government Money Market Fund - Service Class (MMFR)
2024	0.95%	to	1.90%	125,697	11.31	to	8.91	1,351,820	4.51%	3.59%	to	2.60%
2023	0.95%	to	1.90%	141,017	10.92	to	8.69	1,431,631	4.34%	3.47%	to	2.48%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2022	0.95%	to	1.90%	187,169	10.55	to	8.48	1,848,704	1.12%	0.15%	to	-0.81%
2021	0.95%	to	1.90%	151,119	10.53	to	8.55	1,492,191	0.00%	-0.95%	to	-1.90%
2020	0.95%	to	1.90%	179,882	10.63	to	8.71	1,801,905	0.18%	-0.77%	to	-1.72%
Nationwide Bond Fund - Institutional Service Class (NBF)
2024	0.95%	to	2.05%	8,649	21.04	to	15.97	614,739	3.81%	0.54%	to	-0.59%
2023	0.95%	to	2.05%	17,161	20.93	to	16.07	871,173	3.58%	4.55%	to	3.39%
2022	0.95%	to	2.05%	18,389	20.02	to	15.54	923,114	2.63%	-15.75%	to	-16.68%
2021	0.95%	to	2.05%	21,221	23.76	to	18.65	1,357,714	2.01%	-1.89%	to	-2.98%
2020	0.95%	to	2.05%	21,867	24.22	to	19.22	1,441,792	2.47%	6.37%	to	5.19%
Nationwide Bond Index Fund: Class A (NBIXA)
2024	0.95%	to	1.50%	14,488	16.62	to	14.52	221,549	3.04%	-0.33%	to	-0.88%
2023	0.95%	to	1.50%	14,149	16.67	to	14.65	218,199	2.71%	3.91%	to	3.34%
2022	0.95%	to	1.50%	14,742	16.04	to	14.18	219,703	1.98%	-14.44%	to	-14.91%
2021	0.95%	to	1.50%	16,033	18.75	to	16.66	280,328	1.56%	-3.21%	to	-3.75%
2020	0.95%	to	1.50%	15,712	19.37	to	17.31	285,183	1.80%	5.59%	to	5.00%
Nationwide Fund - Institutional Service Class (NF)
2024	0.95%	to	1.50%	17,808	44.88	to	39.12	3,146,138	0.44%	20.79%	to	20.12%
2023	0.95%	to	1.50%	18,514	37.16	to	32.57	2,825,596	0.68%	24.34%	to	23.65%
2022	0.95%	to	1.65%	19,863	29.88	to	25.45	2,741,215	0.75%	-19.94%	to	-20.50%
2021	0.95%	to	1.65%	23,180	37.33	to	32.01	3,666,413	0.51%	23.79%	to	22.91%
2020	0.95%	to	1.65%	23,473	30.15	to	26.04	3,104,107	0.83%	21.45%	to	20.59%
Nationwide Fund - Class A (NFA)
2024	0.95%	to	1.60%	17,671	42.72	to	38.99	723,794	0.18%	20.51%	to	19.72%
2023	0.95%	to	1.60%	18,380	35.45	to	32.57	626,590	0.40%	23.99%	to	23.18%
2022	0.95%	to	1.60%	26,715	28.59	to	26.44	735,404	0.34%	-20.13%	to	-20.65%
2021	0.95%	to	1.60%	29,898	35.79	to	33.32	1,032,722	0.31%	23.51%	to	22.70%
2020	0.95%	to	1.60%	31,529	28.98	to	27.16	884,616	0.64%	21.21%	to	20.42%
Nationwide BNY Mellon Dynamic U.S. Core Fund - Class R6 (NGF)
2024	0.95%	to	1.30%	1,437	33.66	to	402.77	183,899	1.28%	21.51%	to	21.08%
2023	0.95%	to	1.30%	1,610	27.70	to	332.64	195,778	1.50%	22.75%	to	22.31%
2022	0.95%	to	1.30%	1,784	22.57	to	271.96	195,717	1.02%	-22.61%	to	-22.88%
2021	0.95%	to	1.30%	2,023	29.16	to	352.65	316,094	0.70%	29.05%	to	28.59%
2020	0.95%	to	1.30%	2,233	22.60	to	274.24	280,097	1.19%	18.06%	to	17.65%
Nationwide BNY Mellon Dynamic U.S. Core Fund - Class A (NGFA)
2024	0.95%	to	1.45%	13,798	65.46	to	58.85	847,421	1.06%	21.17%	to	20.55%
2023	0.95%	to	1.45%	15,690	54.03	to	48.82	796,565	1.36%	22.39%	to	21.78%
2022	0.95%	to	1.45%	16,197	44.14	to	40.09	673,724	0.88%	-22.95%	to	-23.34%
2021	0.95%	to	1.45%	16,885	57.29	to	52.30	914,106	0.47%	28.80%	to	28.16%
2020	0.95%	to	1.45%	17,589	44.48	to	40.81	740,974	0.97%	17.60%	to	17.01%
Nationwide International Index Fund: Class A (NIIXA)
2024	1.10%	to	1.45%	284	17.81	to	16.34	4,973	3.64%	1.80%	to	1.44%
2023	1.10%	to	1.45%	284	17.49	to	16.11	4,888	3.13%	15.73%	to	15.33%
2022	1.10%	to	1.45%	284	15.11	to	13.97	4,230	1.91%	-15.38%	to	-15.68%
2021	1.10%	to	1.45%	284	17.86	to	16.56	5,002	3.66%	9.41%	to	9.02%
2020	1.10%	to	1.45%	284	16.32	to	15.19	4,575	1.81%	6.10%	to	5.73%
Nationwide Inflation-Protected Securities Fund - Institutional Service Class (NIPSIS)
2024	0.95%	to	1.90%	99,358	10.77	to	10.06	1,046,234	3.34%	1.06%	to	0.09%
2023	0.95%	to	1.90%	105,995	10.66	to	10.05	1,107,950	4.07%	2.64%	to	1.66%
2022	0.95%	to	1.90%	112,643	10.38	to	9.89	1,150,589	6.40%	-13.17%	to	-14.01%
2021	0.95%	to	1.90%	125,547	11.96	to	11.50	1,481,498	4.26%	3.97%	to	2.98%
2020	0.95%	to	1.90%	133,543	11.50	to	11.17	1,520,917	1.18%	9.77%	to	8.72%
Nationwide S&P 500 Index Fund: Service Class (NIXR)
2024	0.95%	to	2.05%	134,778	43.54	to	33.05	6,055,531	0.83%	23.09%	to	21.71%
2023	0.95%	to	2.05%	143,395	35.37	to	27.16	5,255,625	1.08%	24.36%	to	22.98%
2022	0.95%	to	2.05%	157,107	28.44	to	22.08	4,651,740	1.01%	-19.35%	to	-20.24%
2021	0.95%	to	2.05%	160,449	35.27	to	27.69	5,892,287	0.73%	26.71%	to	25.30%
2020	0.95%	to	2.05%	178,551	27.83	to	22.10	5,162,143	1.34%	16.70%	to	15.40%
Nationwide Mid Cap Market Index Fund: Class A (NMCIXA)

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2024	0.95%	to	1.65%	12,247	55.81	to	47.00	634,735	0.90%	12.10%	to	11.31%
2023	0.95%	to	1.65%	16,899	49.79	to	42.22	793,048	1.01%	14.54%	to	13.73%
2022	0.95%	to	1.65%	19,608	43.47	to	37.12	803,861	0.92%	-14.41%	to	-15.02%
2021	0.95%	to	1.65%	22,814	50.79	to	43.68	1,093,016	0.65%	22.75%	to	21.88%
2020	0.95%	to	1.65%	21,007	41.38	to	35.84	828,133	0.90%	11.72%	to	10.93%
Nationwide Small Cap Index Fund: Class A (NSCIXA)
2024	0.95%	to	1.50%	11,457	41.96	to	36.66	442,457	1.35%	9.85%	to	9.23%
2023	0.95%	to	1.50%	13,104	38.20	to	33.56	462,553	1.07%	15.19%	to	14.55%
2022	0.95%	to	1.50%	13,938	33.16	to	29.30	429,933	0.72%	-21.59%	to	-22.02%
2021	0.95%	to	1.50%	16,719	42.29	to	37.58	657,264	0.38%	12.96%	to	12.33%
2020	0.95%	to	1.50%	13,644	37.44	to	33.45	481,534	0.72%	18.46%	to	17.80%
Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II (NVMIG6)
2024	1.15%	to	1.40%	15,641	13.72	to	13.16	209,494	0.21%	-2.86%	to	-3.10%
2023	1.15%	to	1.40%	25,155	14.13	to	13.58	347,224	1.35%	14.21%	to	13.93%
2022	1.15%	to	1.40%	31,151	12.37	to	11.92	377,349	0.00%	-38.80%	to	-38.95%
2021	1.15%	to	1.40%	35,753	20.21	to	19.52	708,484	0.20%	-2.55%	to	-2.79%
2020	1.15%	to	1.40%	38,451	20.74	to	20.08	782,405	0.79%	49.02%	to	48.65%
Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class Y (NVSTBY)
2024	1.30%			36,756	10.36			380,814	4.52%	3.61%			****
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)
2024	0.95%	to	1.40%	18,873	20.50	to	19.09	366,809	5.94%	3.26%	to	2.79%
2023	1.10%	to	1.40%	19,194	19.42	to	18.57	362,476	2.49%	14.29%	to	13.95%
2022	1.10%	to	1.40%	19,216	16.99	to	16.30	318,103	3.53%	-7.03%	to	-7.31%
2021	1.10%	to	1.40%	14,665	18.28	to	17.59	261,745	2.35%	9.19%	to	8.85%
2020	1.10%	to	1.40%	16,839	16.74	to	16.16	275,737	1.37%	4.02%	to	3.71%
Neuberger Berman Large Cap Growth Fund - Investor Class (NBGF)
2024	1.30%			15,356	114.03			1,751,023	0.07%	22.09%
2023	1.30%			17,347	93.40			1,620,138	0.22%	34.20%
2022	1.30%			18,161	69.59			1,263,892	0.00%	-25.32%
2021	1.30%			21,666	93.19			2,019,018	0.10%	25.95%
2020	1.30%			23,566	73.99			1,743,598	0.22%	32.83%
Neuberger Berman Genesis Fund - Trust Class (NBGST)
2024	0.95%	to	1.90%	51,909	96.61	to	76.17	4,779,081	0.00%	7.88%	to	6.84%
2023	0.95%	to	1.90%	59,113	89.55	to	71.29	5,067,378	0.01%	14.38%	to	13.29%
2022	0.95%	to	1.90%	69,440	78.29	to	62.93	5,224,385	0.00%	-20.09%	to	-20.86%
2021	0.95%	to	1.90%	75,663	97.98	to	79.52	7,146,686	0.00%	16.93%	to	15.81%
2020	0.95%	to	1.90%	83,086	83.79	to	68.66	6,735,212	0.00%	23.55%	to	22.37%
Neuberger Berman Large Cap Growth Fund - Trust Class (NBGT)
2024	0.95%	to	1.45%	3,398	62.72	to	55.36	204,153	0.00%	22.26%	to	21.64%
2023	0.95%	to	1.45%	4,230	51.30	to	45.51	205,269	0.09%	34.42%	to	33.74%
2022	0.95%	to	1.45%	4,297	38.16	to	34.03	155,484	0.00%	-25.22%	to	-25.60%
2021	0.95%	to	1.45%	4,359	51.03	to	45.73	211,320	0.02%	26.16%	to	25.53%
2020	0.95%	to	1.45%	4,843	40.45	to	36.43	187,012	0.15%	33.04%	to	32.37%
Neuberger Berman Large Cap Value Fund - Trust Class (NBPT)
2024	0.95%	to	1.90%	133	43.50	to	34.30	5,388	1.56%	9.66%	to	8.60%
2023	0.95%	to	1.90%	192	39.67	to	31.58	7,251	1.09%	-2.88%	to	-3.80%
2022	0.95%	to	1.90%	524	40.84	to	32.83	20,398	0.15%	-2.33%	to	-3.26%
2021	0.95%	to	1.90%	7,326	41.81	to	33.93	292,404	2.51%	26.61%	to	25.40%
2020	0.95%	to	1.90%	3,716	33.03	to	27.06	115,053	1.03%	13.19%	to	12.10%
Neuberger Berman Sustainable Equity Fund: Trust Class (NBSRT)
2024	0.95%	to	1.45%	14,893	57.96	to	52.21	810,976	0.00%	26.71%	to	26.07%
2023	0.95%	to	1.45%	18,434	45.74	to	41.41	799,406	0.13%	25.34%	to	24.71%
2022	0.95%	to	1.50%	21,281	36.49	to	32.89	736,012	0.00%	-19.51%	to	-19.96%
2021	0.95%	to	1.50%	23,390	45.34	to	41.10	1,007,718	0.20%	22.01%	to	21.33%
2020	0.95%	to	1.50%	25,171	37.16	to	33.87	890,730	0.41%	18.08%	to	17.42%
Neuberger Berman Large Cap Value Fund - Investor Class (PF)
2024	1.30%			22,071	108.11			2,385,997	2.11%	9.49%
2023	1.30%			23,384	98.74			2,308,884	2.27%	-3.02%

NATIONWIDE VARIABLE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2022	1.30%			26,635	101.81			2,711,693	1.53%	-2.50%
2021	1.30%			28,427	104.42			2,968,466	1.21%	26.45%
2020	1.30%			30,399	82.58			2,510,359	1.60%	12.99%
PIMCO Total Return Fund: Class A (PMTRA)
2024	0.95%	to	1.65%	39,286	21.36	to	17.99	772,658	4.22%	1.28%	to	0.56%
2023	0.95%	to	1.65%	42,926	21.09	to	17.89	840,518	3.56%	4.95%	to	4.21%
2022	0.95%	to	1.65%	47,699	20.09	to	17.16	894,609	3.71%	-15.20%	to	-15.80%
2021	0.95%	to	1.65%	49,074	23.70	to	20.38	1,089,100	1.96%	-2.12%	to	-2.81%
2020	0.95%	to	1.65%	62,542	24.21	to	20.97	1,420,587	2.14%	7.47%	to	6.71%
Putnam Large Cap Growth Fund - Class A (PUGOA)
2024	0.95%	to	1.50%	10,886	39.74	to	37.91	423,513	0.00%	31.96%	to	31.22%
2023	0.95%	to	1.50%	10,063	30.12	to	28.89	297,221	0.00%	42.86%	to	42.07%
2022	0.95%	to	1.50%	3,906	21.08	to	20.34	80,759	0.00%	-31.00%	to	-31.39%
2021	0.95%	to	1.50%	4,318	30.55	to	29.64	129,793	0.00%	21.36%	to	20.69%
2020	0.95%	to	1.50%	4,323	25.17	to	24.56	107,372	0.00%	37.09%	to	36.33%
Putnam International Equity Fund: Class A (PUIGA)
2024	1.45%	to	1.50%	259	25.00	to	24.72	6,485	1.05%	1.99%	to	1.94%
2023	1.45%	to	1.50%	259	24.51	to	24.25	6,359	1.97%	16.91%	to	16.85%
2022	1.45%	to	1.50%	265	20.96	to	20.76	5,555	0.00%	-16.08%	to	-16.12%
2021	1.45%	to	1.50%	265	24.98	to	24.74	6,618	1.42%	7.19%	to	7.13%
2020	1.45%	to	1.50%	265	23.31	to	23.10	6,175	1.30%	10.12%	to	10.06%
Virtus Tactical Allocation Fund - Class A (VRTAA)
2024	1.30%			27,566	15.57			429,195	1.55%	12.84%
2023	1.30%			32,640	13.80			450,372	1.29%	20.79%
2022	1.30%			35,473	11.42			405,102	0.54%	-29.38%
2021	1.30%			43,044	16.17			696,062	0.52%	5.20%
2020	1.30%			52,464	15.37			806,440	0.65%	31.28%

*

This represents the annual contract expense rate or range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2024

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2024, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company’s subsidiary received permission from the Department in 2023 to account for an excess of loss reinsurance recoverable as an admitted asset. Under prescribed statutory accounting practices, the excess of loss reinsurance recoverable would not be an admitted asset. As of December 31, 2024 and 2023, the permitted accounting practice increased statutory surplus over what it would have been had that prescribed accounting practice been followed. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

March 20, 2025

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2024	2023

Admitted assets
Invested assets
Bonds	$45,798	$43,867
Stocks	3,971	3,714
Mortgage loans, net of allowance	9,619	9,144
Policy loans	1,038	969
Derivative assets	194	113
Cash, cash equivalents and short-term investments	1,687	1,555
Securities lending collateral assets	247	359
Other invested assets	2,776	2,198
Total invested assets	$65,330	$61,919
Accrued investment income	699	965
Deferred federal income tax assets, net	660	632
Other assets	580	404
Separate account assets	122,872	113,270
Total admitted assets	$190,141	$177,190

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$51,793	$49,373
Policyholders’ dividend accumulation	361	380
Asset valuation reserve	950	841
Payable for securities	845	512
Securities lending payable	247	359
Funds held under coinsurance	1,199	1,323
Other liabilities	1,018	1,447
Accrued transfers from separate accounts	(1,685)	(1,548)
Separate account liabilities	122,872	113,270
Total liabilities	$177,600	$165,957

Capital and surplus
Capital shares ($1 par value; authorized - 5,000,000 shares, issued and outstanding - 3,814,779 shares)	$4	$4
Surplus notes	1,100	1,100
Special surplus funds	116	93
Additional paid-in capital	2,543	2,443
Unassigned surplus	8,778	7,593
Total capital and surplus	$12,541	$11,233
Total liabilities, capital and surplus	$190,141	$177,190

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Operations

	Years ended December 31,
(in millions)	2024	2023	2022

Revenues
Premiums and annuity considerations	$16,402	$14,670	$14,535
Net investment income	3,329	3,136	2,019
Other revenues	2,764	2,389	2,346
Total revenues	$22,495	$20,195	$18,900

Benefits and expenses
Benefits to policyholders and beneficiaries	$20,838	$17,416	$15,963
Increase in reserves for future policy benefits and claims	1,967	3,747	2,525
Net transfers from separate accounts	(3,469)	(3,742)	(1,635)
Commissions	843	766	810
Reserve adjustment on reinsurance assumed	(144)	(153)	(161)
Other expenses	766	702	564
Total benefits and expenses	$20,801	$18,736	$18,066

Income before federal income tax expense and net realized capital (losses) gains on investments	$1,694	$1,459	$834
Federal income tax expense	67	108	100

Income before net realized capital (losses) gains on investments	$1,627	$1,351	$734
Net realized capital (losses) gains on investments, net of federal income tax expense (benefit) of $1, $(4) and $3 in 2024, 2023 and 2022, respectively, and excluding $(53), $(30) and $(103) of net realized capital losses transferred to the interest maintenance reserve in 2024, 2023 and 2022, respectively	(476)	(402)	240
Net income	$1,151	$949	$974

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Changes in Capital and Surplus

(in millions)	Capital shares	Surplus notes	Special surplus funds	Additional paid-in capital	Unassigned surplus	Capital and surplus
Balance as of December 31, 2021	$4	$1,100	$-	$1,998	$5,989	$9,091

Correction of error (see Note 2)	-	-	-	-	(39)	(39)
Balance as of January 1, 2022	$4	$1,100	$-	$1,998	$5,950	$9,052

Net income	-	-	-	-	974	974
Change in asset valuation reserve	-	-	-	-	(97)	(97)
Change in deferred income taxes	-	-	-	-	28	28
Change in net unrealized capital gains and losses, net of tax expense of $37	-	-	-	-	(40)	(40)
Change in nonadmitted assets	-	-	-	-	(33)	(33)
Capital contributions from Nationwide
Financial Services, Inc.	-	-	-	310	-	310
Other, net	-	-	-	-	1	1
Balance as of December 31, 2022	$4	$1,100	$-	$2,308	$6,783	$10,195

Net income	-	-	-	-	949	949
Change in asset valuation reserve	-	-	-	-	(103)	(103)
Change in deferred income taxes	-	-	-	-	132	132
Change in net unrealized capital gains and losses, net of tax benefit of $37	-	-	-	-	(77)	(77)
Change in nonadmitted assets, including admitted disallowed interest maintenance reserve	-	-	93	-	(126)	(33)
Capital contributions from Nationwide
Financial Services, Inc.	-	-	-	135	-	135
Other, net	-	-	-	-	35	35
Balance as of December 31, 2023	$4	$1,100	$93	$2,443	$7,593	$11,233

Net income	-	-	-	-	1,151	1,151
Change in asset valuation reserve	-	-	-	-	(109)	(109)
Change in deferred income taxes	-	-	-	-	28	28
Change in net unrealized capital gains and losses, net of tax expense of $53	-	-	-	-	32	32
Change in nonadmitted assets	-	-	-	-	66	66
Capital contributions from Nationwide
Financial Services, Inc.	-	-	-	100	-	100
Other, net	-	-	23	-	17	40
Balance as of December 31, 2024	$4	$1,100	$116	$2,543	$8,778	$12,541

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Cash Flow

	Years ended December 31,
(in millions)	2024	2023	2022

Cash flows from operating activities:
Premiums collected, net of reinsurance	$16,395	$14,675	$14,545
Net investment income	3,570	2,775	2,064
Other revenue	2,440	2,021	3,178
Policy benefits and claims paid	(20,851)	(17,567)	(15,962)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,455)	(1,268)	(1,275)
Net transfers from separate accounts	3,332	3,792	1,658
Policyholders’ dividends paid	(28)	(28)	(30)
Federal income taxes (paid) recovered	(93)	98	(261)
Net cash provided by operating activities	$3,310	$4,498	$3,917

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$6,588	$2,594	$3,444
Stocks	60	46	19
Mortgage loans	754	635	1,139
Derivative assets	-	-	431
Other invested assets and other	769	467	641
Total investment proceeds	$8,171	$3,742	$5,674
Cost of investments acquired:
Bonds	$(8,665)	$(6,256)	$(6,024)
Stocks	(438)	(35)	(901)
Mortgage loans	(1,206)	(1,370)	(1,305)
Derivative assets	(302)	(556)	-
Other invested assets and other	(862)	(766)	(1,057)
Total investments acquired	$(11,473)	$(8,983)	$(9,287)
Net increase in policy loans	(69)	(37)	(19)
Net cash used in investing activities	$(3,371)	$(5,278)	$(3,632)

Cash flows from financing activities and miscellaneous sources:
Capital contributions from Nationwide Financial Services, Inc.	$100	$135	$310
Net change in deposits on deposit-type contract funds and other insurance liabilities	499	270	391
Other cash (used) provided	(406)	309	(1)
Net cash provided by financing activities and miscellaneous	$193	$714	$700

Net increase (decrease) in cash, cash equivalents and short-term investments	$132	$(66)	$985
Cash, cash equivalents and short-term investments at beginning of year	1,555	1,621	636
Cash, cash equivalents and short-term investments at end of year	$1,687	$1,555	$1,621
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$386	$385	$349
Intercompany transfer of securities from merger	$-	$203	$-

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC” or “the Company”) is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a wholly-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include fixed, variable and registered index-linked annuities, public and private sector group retirement plans including retirement guarantee products, life insurance, investment advisory services, pension risk transfer (“PRT”) contracts and other investment products. The Company is licensed to conduct business in all fifty states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell, recommend or direct the purchase of the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, pension plan administrators, life insurance agencies, life insurance specialists and registered investment advisors. Affiliates that market products directly to a customer base include Nationwide Retirement Solutions, Inc., Nationwide Securities, LLC and Nationwide Financial General Agency, Inc. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

Wholly-owned subsidiaries of NLIC as of December 31, 2024 include Nationwide Life and Annuity Insurance Company (“NLAIC”) and its wholly-owned subsidiaries, Olentangy Reinsurance, LLC (“Olentangy”) and Nationwide SBL, LLC (“NWSBL”), Jefferson National Life Insurance Company (“JNL”) and its wholly-owned subsidiary, Jefferson National Life Insurance Company of New York (“JNLNY”), Eagle Captive Reinsurance, LLC (“Eagle”), Nationwide Investment Services Corporation (“NISC”) and Nationwide Investment Advisors, LLC (“NIA”). NLAIC primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including PRT contracts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance on a non-participating basis. Olentangy is a dormant Vermont domiciled special purpose financial insurance company and a nonadmitted subsidiary. NWSBL is an Ohio limited liability company that offers a securities-backed consumer lending product and is a nonadmitted subsidiary. JNL and JNLNY primarily offer individual deferred fixed and variable annuity products. Eagle is an Ohio domiciled special purpose financial captive insurance company. NISC is a registered broker-dealer. NIA is a registered investment advisor and a nonadmitted subsidiary.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2024 and 2023, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

Effective October 1, 2023, Jefferson National Financial Corporation (“JNFC”), a holding company and wholly-owned subsidiary of the Company, completed a merger agreement with the Company. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of JNFC were merged with and into the Company, with the Company continuing as the surviving corporation. Concurrently, JNL, a wholly-owned subsidiary of JNFC prior to the merger, became a wholly-owned subsidiary of the Company. There was not a material impact on the Company’s surplus as a result of the merger.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

NLIC and NLAIC have elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

Eagle applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law, which values assumed guaranteed minimum death benefits (“GMDB”) and guaranteed lifetime withdrawal benefits (“GLWB”) risks on variable annuity contracts from NLIC and GLWB risks on fixed indexed annuity contracts from NLIC and NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) pursuant to Ohio Revised Code Chapter 3964 and approved by the Department.

Effective October 1, 2023, Eagle was granted a permitted practice from the Department, allowing Eagle to carry a reinsurance recoverable asset under an excess of loss reinsurance agreement with a third-party reinsurer as an admitted asset.

Prior to October 1, 2023, Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies. Effective October 1, 2023, Olentangy terminated this permitted practice due to NLAIC’s recapture of the reinsurance agreements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

If the prescribed or permitted practices were not applied, the Company’s risk-based capital (“RBC”) would continue to be above regulatory action levels. A reconciliation of the Company’s net income between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	State of domicile	December 31,
			2024	2023	2022

Net Income
Statutory Net Income		OH	$1,151	$949	$974
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	270	110	(43)
Reserves for indexed annuities	51	OH	(308)	(75)	15
Tax impact	101	OH	8	(7)	6

NAIC SAP			$1,121	$977	$952

A reconciliation of the Company’s capital and surplus between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	State of domicile	As of December 31,
			2024	2023

Surplus
Statutory Capital and Surplus		OH	$12,541	$11,233
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	350	84
Reserves for indexed annuities	51	OH	(389)	(82)
Tax impact	101	OH	8	-
Subsidiary Valuation - NLAIC	51,86,101	OH	227	89
Subsidiary valuation - Eagle	51	OH	(529)	(228)
State Permitted Practice:
Subsidiary valuation - Eagle	61R	OH	(861)	(853)

NAIC SAP			$11,347	$10,243

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

●	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

●

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

●

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

●

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability or other asset, and the amortization of the IMR is reported as revenue;

●	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

●	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

●	surplus notes are accounted for as a component of capital and surplus;

●	costs related to successful policy acquisitions are charged to operations in the year incurred;

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

●	negative cash balances are reported as negative assets;

●	certain income and expense items are charged or credited directly to capital and surplus;

●	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

●	the statutory statements of cash flow are presented on the basis prescribed by the NAIC; and

●	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

●	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

●	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

●	Certain assets and liabilities are reported net of ceded reinsurance balances; and

●	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

●	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

●	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

●	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

●	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

●

admitted subsidiary, controlled and affiliated (“SCA”) entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

●

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

●

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses; and

●	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

●	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

●	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

●

with the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

●	interest earned on derivatives is charged to net investment income; and

●	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Goodwill

●	Goodwill is limited to 10% of the prior reporting period’s adjusted statutory surplus, with any goodwill in excess of this limitation nonadmitted through a charge to surplus; and

●	goodwill is amortized and charged to surplus.

Federal Income Taxes

●

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

●	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

●

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1941 CSO table at an interest rate of 2.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 4.0% and 3.5% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principle-based reserving to all new individual life business. For business subject to principle-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principle-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business written during or after 2020 are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality (“GAM”) table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual. For the PRT business written before 2020, the statutory reserves are calculated using prescribed GAM tables and valuation interest rates that vary by issue year, as specified in the Standard Valuation Law.

The Company calculated its reserves for variable annuities using a stochastic reserve or alternate methodology, which is floored at the cash surrender value, per Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The aggregate reserves for individual accident and health policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves for disability income are reserved for on the net level basis, at a 3.0% interest rate, using either the 1964 Commissioner’s Disability Table (for policies issued prior to 1982) or the 1985 Commissioner’s Individual Disability Table A (for policies issued after 1981). The active life reserves for major medical insurance (both scheduled and unscheduled benefits) are based on the benefit ratio method for policies issued after 1981.

The active life reserves for accident and health policies are reserved for on the net level basis, at a 3.0% interest rate, using either the 1956 Inter-Company Hospital-Surgical tables, the 1974 Medical Expense tables or the 1959 Accidental Death Benefits table.

The disabled life reserves for accident and health policies are calculated using the 1985 Commissioner’s Individual Disability Table A at a 3.0% interest rate. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of disabled life reserves and unearned premium reserves. Reserves for benefits payable on disabled life claims are based on the 2012 Group Long-Term Disability Valuation Table, at varying interest rates of 2.75% - 6.0%, for group policies and the 1987 Commissioner’s Group Disability Table, at varying interest rates of 2.75% - 10.25%, for franchise policies.

Future policy benefits and claims for group long-term disability policies are the present value (discounted between 2.75% and 6.00%) of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. Future policy benefits and claims on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized to determine the fair value of bonds and stocks for which market quotations, quotations on comparable securities or models are used. These are compared to pricing from additional sources when available. Pricing may also be received directly from third-party managers who utilize various methodologies, primarily discounted cash flow models using market-based interest rates and spreads, adjusted for borrower-specific factors. For these bonds and stocks, the Company obtains the pricing services’ and managers’ methodologies and classifies the investments accordingly in the fair value hierarchy.

Corporate pricing matrices are used in valuing certain bonds. The corporate pricing matrices were developed using publicly and privately available spreads segmented by various weighted average lives and credit quality ratings. Certain private placement bonds have adjusted spreads to capture the impacts of liquidity premium based on industry sector. The weighted average life and credit quality rating of a particular bond to be priced using those matrices are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate industry sector or U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or corporate pricing matrices. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investment’s fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Investments in subsidiaries. The investment in the Company’s wholly-owned insurance subsidiaries, NLAIC, JNL and Eagle, are carried using the equity method of accounting applicable to U.S. insurance SCA entities. This requires the investment to be recorded based on the value of its underlying audited statutory surplus. Furthermore, the equity method of accounting would be discontinued if the investment is reduced to zero, unless the Company has guaranteed obligations of the subsidiary or otherwise committed to provide further financial support. The Company’s investment in NISC and NIA, wholly-owned non-insurance subsidiaries, are carried using the equity method of accounting applicable to U.S. non-insurance SCA entities. This requires the investment to be recorded based on its underlying audited GAAP equity. Investments in NLAIC, JNL and NISC are included in stocks, and the investment in Eagle is included in other invested assets on the statutory statements of admitted assets, liabilities, capital and surplus.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less an allowance for credit losses. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by first-priority liens on real estate, partnership equity interests and common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require an allowance for credit losses when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires an allowance for credit losses, a provision for losses is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Allowance for credit losses charges are recorded in net unrealized capital gains and losses. In the event an allowance for credit losses charge is reversed, the recovery is also recorded in net unrealized capital gains and losses. If the mortgage loan is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the loan and the fair value of the collateral less estimated costs to obtain and sell. Any previously recorded allowance for credit losses is reversed.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of an allowance for credit losses, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above and instead are evaluated using other qualitative metrics.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments primarily consist of outstanding unsecured promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Securities Lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, tax credit funds, real estate partnerships, limited liability companies, joint ventures and the investment in Eagle. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

The Company sold $3.2 billion, $3.1 billion and $2.9 billion in Tax Credit Funds to unrelated third parties with outstanding guarantees as of December 31, 2024, 2023 and 2022, respectively. The Company guarantees after-tax benefits to the third-party investors through periods ending in 2042. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $2.4 billion as of December 31, 2024, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments, (3) the Company oversees the asset management of the deals and (4) changes in tax laws are explicitly excluded from the Company’s guarantees of after-tax benefits.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, total return swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income in the statutory statements of operations and cash flow. Cash flows associated with the acquisition, maturity, and termination of derivative instruments are recorded as investing activities in derivative assets in the statutory statements of cash flow.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

•

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

•	the bond must never have been classified as a default security;

•

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

•	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest- related realized gains or losses on sales of the securities.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as the IMR. The IMR is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified to an asset and evaluated for admittance under INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). The Company utilizes the grouped method for amortization. Under the grouped method, the IMR is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands. Refer to Recently Adopted Accounting Standards for additional discussion of IMR.

Goodwill

For companies whose operations are primarily insurance related, goodwill is the excess of the cost to acquire a company over the Company’s share of the statutory book value of the acquired entity. Goodwill is recorded in stocks in the statutory statements of admitted assets, liabilities and surplus. Goodwill is amortized on a straight-line basis over the period of economic benefit, not to exceed ten years, with a corresponding charge to surplus. Goodwill was immaterial as of December 31, 2024 and 2023.

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is recognized directly in surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 3% of the Company’s life insurance in force in 2024 and 2023, and 47% and 48% of the number of life insurance policies in force in 2024 and 2023, respectively. The provision for policyholder dividends was based on the respective year’s dividend scales, as approved by the Board of Directors. Policyholder dividends are recognized when declared. No additional income was allocated to participating policyholders during 2024 and 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Correction of Error

During 2022, the Company identified and corrected an error in annuity product allocation drivers for general operating expenses between the Company and NLAIC that resulted in an understatement of the Company’s general insurance expenses for the years ended December 31, 2021, 2020 and 2019. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the total prior period correction was recorded as a decrease to total surplus of $45 million, a decrease to total assets of $13 million and an increase to total liabilities of $32 million as of January 1, 2022. Additionally, the Company’s subsidiary, NLAIC, identified and corrected errors as of January 1, 2022 that increased the Company’s investment in NLAIC and total surplus by $6 million. The net decrease to the Company’s total surplus of $39 million in 2022 as a result of these corrections is reported as a negative adjustment to unassigned surplus.

Recently Adopted Accounting Standards

Effective December 31, 2023, the Company adopted INT 23-04, Life Reinsurance Liquidation Questions, that addresses accounting and reporting questions about a recent life reinsurer liquidation. On July 18, 2023, Scottish Re U.S. (“SRUS”) was declared insolvent and ordered liquidated by the Court of Chancery of the State of Delaware, resulting in termination of the reinsurance agreements between the Company and SRUS on September 30, 2023, and recapture of the ceded liabilities. The Company has accrued adequate provisions as of December 31, 2023, in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, related to SRUS reinsurance recoverables. During 2024, the Company received a final payment from the assets previously held in a trust by SRUS that secured annuity reinsurance recoverables of $19 million in full satisfaction of the outstanding annuity reinsurance recoverables from SRUS.

Effective September 30, 2023, the Company adopted INT 23-01, a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with an authorized control level RBC greater than 300%, after an adjustment to total adjusted capital, to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. There is no admitted disallowed IMR in the separate accounts. Fixed income investments generating IMR losses comply with the Company’s investment policies. There are no deviations from the investment policies and sales were not compelled by liquidity pressures. The Company has not allocated gains or losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. As of December 31, 2024 and 2023, the Company has $116 million and $93 million, respectively, of admitted disallowed IMR in capital and surplus in the general account.

Subsequent Events

The Company evaluated subsequent events through March 20, 2025, the date the statutory financial statements were issued.

On January 30, 2025, the Company entered into a definitive Purchase Agreement to acquire the employer stop loss business of The Allstate Corporation, which comprises Direct General Life Insurance Company, NSM Sales Corporation and The Association Benefits Solution, LLC, for $1.25 billion. The transaction is subject to regulatory approvals and other customary closing conditions.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2024
Subject to discretionary withdrawal:
With market value adjustment	$7,075	$41	$-	$7,116	8%
At book value less current surrender charge of 5% or more	2,849	-	-	2,849	4%
At fair value	-	-	64,460	64,460	80%
Total with market value adjustment or at fair value	$9,924	$41	$64,460	$74,425	92%
At book value without adjustment (minimal or no charge or adjustment)	3,446	-	5	3,451	4%
Not subject to discretionary withdrawal	2,867	-	56	2,923	4%
Total, gross	$16,237	$41	$64,521	$80,799	100%
Less: Reinsurance ceded	(88)	-	-	(88)
Total, net	$16,149	$41	$64,521	$80,711

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$65	$-	$-	$65

December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$4,389	$64	$-	$4,453	6%
At book value less current surrender charge of 5% or more	2,210	-	-	2,210	3%
At fair value	10	-	61,993	62,003	83%
Total with market value adjustment or at fair value $	6,609	$64	$61,993	$68,666	92%
At book value without adjustment (minimal or no charge or adjustment)	3,532	-	6	3,538	5%
Not subject to discretionary withdrawal	2,342	-	62	2,404	3%
Total, gross	$12,483	$64	$62,061	$74,608	100%
Less: Reinsurance ceded	(98)	-	-	(98)
Total, net	$12,385	$64	$62,061	$74,510

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$78	$-	$-	$78
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of group annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2024
Subject to discretionary withdrawal:
With market value adjustment	$16,049	$1,696	$-	$17,745	42%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	-	-	19,048	19,048	46%
Total with market value adjustment or at fair value	$16,049	$1,696	$19,048	$36,793	88%
At book value without adjustment (minimal or no charge or adjustment)	3,558	-	-	3,558	8%
Not subject to discretionary withdrawal	1,175	478	2	1,655	4%
Total, gross	$20,782	$2,174	$19,050	$42,006	100%
Less: Reinsurance ceded	(26)	-	-	(26)
Total, net	$20,756	$2,174	$19,050	$41,980

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$-	$-	$-	$-

December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$17,300	$1,857	$-	$19,157	45%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	17,922	17,922	43%
Total with market value adjustment or at fair value	$17,302	$1,857	$17,922	$37,081	88%
At book value without adjustment (minimal or no charge or adjustment)	3,867	-	-	3,867	9%
Not subject to discretionary withdrawal	1,237	102	-	1,339	3%
Total, gross	$22,406	$1,959	$17,922	$42,287	100%
Less: Reinsurance ceded	(29)	-	-	(29)
Total, net	$22,377	$1,959	$17,922	$42,258

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$2	$-	$-	$2
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account non- guaranteed	Total	% of Total
December 31, 2024
Subject to discretionary withdrawal:
With market value adjustment	$1	$-	$1	0%
At fair value	10	-	10	0%
Total with market value adjustment or at fair value	$11	$-	$11	0%
At book value without adjustment (minimal or no charge or adjustment)	835	2	837	17%
Not subject to discretionary withdrawal	4,113	18	4,131	83%
Total, gross	$4,959	$20	$4,979	100%
Less: Reinsurance ceded	-	-	-
Total, net	$4,959	$20	$4,979
December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$1	$-	$1	0%
At fair value	-	-	-	0%
Total with market value adjustment or at fair value	$1	$-	$1	0%
At book value without adjustment (minimal or no charge or adjustment)	781	2	783	17%
Not subject to discretionary withdrawal	3,677	17	3,694	83%
Total, gross	$4,459	$19	$4,478	100%
Less: Reinsurance ceded	-	-	-
Total, net	$4,459	$19	$4,478

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2024	2023
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$36,892	$34,748
Supplemental contracts with life contingencies, net	13	14
Deposit-type contracts	4,959	4,459
Subtotal	$41,864	$39,221
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$85,786	$82,006
Other contract deposit funds	20	19
Subtotal	$85,806	$82,025
Total annuity actuarial reserves and deposit fund liabilities, net	$127,670	$121,246

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of life insurance actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2024
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$50	$50	$-	$-	$-
Universal life	2,560	2,568	2,729	-	-	-
Universal life with secondary guarantees	486	430	1,154	-	-	-
Indexed universal life with secondary guarantees	408	327	438	-	-	-
Other permanent cash value life insurance	-	1,838	2,305	-	-	-
Variable life	3,125	3,166	3,295	35,196	35,192	35,277
Subtotal	$6,579	$8,379	$9,971	$35,196	$35,192	$35,277
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	127	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	18	-	-	-
Disability - disabled lives	-	-	60	-	-	-
Miscellaneous reserves	-	-	32	-	-	-
Total, gross	$6,579	$8,379	$10,209	$35,196	$35,192	$35,277
Less: Reinsurance ceded	(8)	(8)	(138)	-	-	-
Total, net	$6,571	$8,371	$10,071	$35,196	$35,192	$35,277

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2023
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$10	$10	$-	$-	$-
Universal life	2,616	2,629	2,790	-	-	-
Universal life with secondary guarantees	453	390	1,032	-	-	-
Indexed universal life with secondary guarantees	341	265	367	-	-	-
Other permanent cash value life insurance	-	1,919	2,398	-	-	-
Variable life	3,435	3,483	3,603	29,611	29,607	29,607
Subtotal	$6,845	$8,696	$10,200	$29,611	$29,607	$29,607
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	181	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	17	-	-	-
Disability - disabled lives	-	-	59	-	-	-
Miscellaneous reserves	-	-	32	-	-	-
Total, gross	$6,845	$8,696	$10,490	$29,611	$29,607	$29,607
Less: Reinsurance ceded	(8)	(8)	(151)	-	-	-
Total, net	$6,837	$8,688	$10,339	$29,611	$29,607	$29,607

The following table is a reconciliation of life insurance actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2024	2023
Life, accident and health annual statement:
Life Insurance, net	$9,971	$10,241
Accidental death benefits, net	1	1
Disability - active lives, net	18	17
Disability - disabled lives, net	54	53
Miscellaneous reserves, net	27	27
Subtotal	$10,071	$10,339
Separate accounts annual statement:
Life insurance[1]	$35,585	$29,909
Subtotal	$35,585	$29,909
Total life insurance actuarial reserves, net	$45,656	$40,248
[1]	Life insurance account value, cash value and reserve include separate accounts with guarantees of $308 million and $302 million for universal life as of December 31, 2024 and 2023, respectively.

The total direct premium written by managing general agents and third-party administrators was $528 million, $451 million and $415 million as of December 31, 2024, 2023 and 2022, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2024		December 31, 2023
(in millions)	Separate account assets legally insulated	Separate account assets (not legally insulated)	Separate account assets legally insulated	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$70,404	$-	$67,634	$-
Group annuities	16,203	-	15,453	-
Life insurance	35,783	-	30,082	-
Pension risk transfer group annuities	482	-	101	-
Total	$122,872	$-	$113,270	$-

The following table summarizes amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account for the years ended:

(in millions)	Total paid toward separate account guarantees	Risk charges paid to general account
2024	$25	$741
2023	$78	$780
2022	$79	$722
2021	$12	$674
2020	$26	$631

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

Certain other separate accounts offered by the Company contain groups of variable universal life policies wherein the assets supporting account values on the underlying policies reside in private placement separate accounts. They provide a quarterly interest rate based on a crediting formula that reflects the market value to book value ratio of the investments, investment portfolio yield and a specified duration.

Certain other separate accounts relate to a guaranteed term option, which provides a guaranteed interest rate that is paid over certain maturity durations ranging from three to ten years, so long as certain conditions are met. If amounts allocated to the guaranteed term option are distributed prior to the maturity period, a market value adjustment can be assessed. The assets and liabilities of these separate accounts are carried at fair value.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Another separate account offered by the Company contains a group of universal life policies wherein the assets supporting the account values on the underlying policies reside in a private placement separate account. It provides an annual interest rate guarantee, subject to a minimum guarantee of 3%. The interest rate declared each year reflects the anticipated investment experience of the account. The business has been included as a nonindexed guarantee less than or equal to 4%.

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2024
Premiums, considerations or deposits	$500	$-	$9,207	$9,707
Reserves
For accounts with assets at:
Fair value	$1,629	$108	$118,868	$120,605
Amortized cost	786	-	-	786
Total reserves[1]	$2,415	$108	$118,868	$121,391
By withdrawal characteristics: With market value adjustment	$1,629	$108	$-	$1,737
At fair value	-	-	118,785	118,785
At book value without market value adjustment and with current surrender charge less than 5%	308	-	7	315
Subtotal	$1,937	$108	$118,792	$120,837
Not subject to discretionary withdrawal	478	-	76	554
Total reserves[1]	$2,415	$108	$118,868	$121,391
1

The total reserves balance does not equal the liabilities related to separate accounts of $122.9 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.5 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$88	$-	$6,181	$6,269
Reserves
For accounts with assets at:
Fair value	$1,781	$143	$109,609	$111,533
Amortized cost	401	-	-	401
Total reserves[1]	$2,182	$143	$109,609	$111,934
By withdrawal characteristics: With market value adjustment	$1,779	$143	$-	$1,922
At fair value	-	-	109,522	109,522
At book value without market value adjustment and with current surrender charge less than 5%	304	-	6	310
Subtotal	$2,083	$143	$109,528	$111,754
Not subject to discretionary withdrawal	99	-	81	180
Total reserves[1]	$2,182	$143	$109,609	$111,934
1

The total reserves balance does not equal the liabilities related to separate accounts of $113.3 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.3 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table is a reconciliation of net transfers from separate accounts, as of the dates indicated:

	December 31,
(in millions)	2024	2023	2022
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$9,707	$6,268	$7,757
Transfers from separate accounts	(12,859)	(9,446)	(8,860)
Net transfers from separate accounts	$(3,152)	$(3,178)	$(1,103)
Reconciling adjustments:
Exchange accounts offsetting in the general account	(431)	(889)	(606)
Fees not included in general account transfers	57	41	47
Other miscellaneous adjustments not included in the general account balance	57	284	27
Net transfers as reported in the statutory statements of operations	$(3,469)	$(3,742)	$(1,635)

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2024
Bonds:
U.S. Government	$65	$-	$1	$64
States, territories and possessions	823	4	69	758
Political subdivisions	289	5	22	272
Special revenues	2,893	23	317	2,599
Industrial and miscellaneous	32,850	191	2,484	30,557
Loan-backed and structured securities	8,878	50	257	8,671
Total bonds	$45,798	$273	$3,150	$42,921
Common stocks unaffiliated	$221	$-	$-	$221
Preferred stocks unaffiliated	42	-	-	42
Total unaffiliated stocks[1]	$263	$-	$-	$263
Total bonds and unaffiliated stocks[1]	$46,061	$273	$3,150	$43,184

December 31, 2023
Bonds:
U.S. Government	$173	$3	$-	$176
States, territories and possessions	609	10	44	575
Political subdivisions	371	11	21	361
Special revenues	2,994	57	248	2,803
Industrial and miscellaneous	31,796	311	2,206	29,901
Loan-backed and structured securities	7,924	38	304	7,658
Total bonds	$43,867	$430	$2,823	$41,474
Common stocks unaffiliated	$231	$-	$-	$231
Preferred stocks unaffiliated	47	-	1	46
Total unaffiliated stocks[1]	$278	$-	$1	$277
Total bonds and unaffiliated stocks[1]	$44,145	$430	$2,824	$41,751
1

Excludes affiliated common stocks with a carrying value of $3.7 billion and 3.4 billion as of December 31, 2024 and 2023, respectively. Affiliated common stocks include investment in NLAIC and JNL of $3.5 billion and $209 million as of December 31, 2024, respectively. Affiliated common stocks include investment in NLAIC and JNL of $3.2 billion and $203 million as of December 31, 2023, respectively.

The carrying value of bonds on deposit with various states as required by law was immaterial as of December 31, 2024 and 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2024. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties:

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$1,460	$1,454
Due after one year through five years	11,078	10,795
Due after five years through ten years	10,554	9,999
Due after ten years	13,828	12,002
Total bonds excluding loan-backed and structured securities	$36,920	$34,250
Loan-backed and structured securities	8,878	8,671
Total bonds	$45,798	$42,921

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2024
Bonds:
U.S. Government	$53	$1	$1	$-	$54	$1
States, territories and possessions	280	10	326	60	606	70
Political subdivisions	12	1	137	21	149	22
Special revenues	439	16	1,686	301	2,125	317
Industrial and miscellaneous	5,205	165	18,171	2,484	23,376	2,649
Loan-backed and structured securities	358	2	2,177	258	2,535	260
Total bonds	$6,347	$195	$22,498	$3,124	$28,845	$3,319
Common stocks unaffiliated	$-	$-	$-	$-	$-	$-
Preferred stocks unaffiliated	3	-	1	-	4	-
Total unaffiliated stocks	$3	$-	$1	$-	$4	$-
Total bonds and unaffiliated stocks	$6,350	$195	$22,499	$3,124	$28,849	$3,319

December 31, 2023
Bonds:
U.S. Government	$79	$-	$1	$-	$80	$-
States, territories and possessions	30	-	373	44	403	44
Political subdivisions	51	-	148	21	199	21
Special revenues	45	1	1,934	247	1,979	248
Industrial and miscellaneous	1,093	43	21,615	2,266	22,708	2,309
Loan-backed and structured securities	485	2	4,671	303	5,156	305
Total bonds	$1,783	$46	$28,742	$2,881	$30,525	$2,927
Common stocks unaffiliated	$-	$-	$37	$5	$37	$5
Preferred stocks unaffiliated	3	-	6	-	9	-
Total unaffiliated stocks	$3	$-	$43	$5	$46	$5
Total bonds and unaffiliated stocks	$1,786	$46	$28,785	$2,886	$30,571	$2,932

As of December 31, 2024, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

As of December 31, 2024, the Company had the intent to sell an immaterial balance of loan-backed and structured securities identified as having an other-than-temporary impairment. There were no loan-backed and structured securities with an other-than-temporary impairment that were intended to be sold as of December 31, 2023.

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans and the related allowance for credit losses as of the dates indicated:

	December 31,
(in millions)	2024	2023
Total amortized cost	$9,619	$9,146
Less: Allowance for credit losses	-	2
Mortgage loans, net of allowance[1,2]	$9,619	$9,144

1	For the years ended December 31, 2024, 2023 and 2022, changes in the allowance for credit losses were immaterial and due to current period provisions.

2

Effective January 1, 2023, the Company changed its method for reserving for mortgage loans by removing the need for a non-specific reserve. In the Company’s judgment, the change in reserving approach appropriately reflects the credit risk inherent for mortgage loans held. The impact of the change was recorded as a reversal of the non-specific reserves, resulting in an increase to unassigned surplus of $4 million and recorded through ‘Other, net’ activity within the statutory statements of changes in capital and surplus. There was no impact on net income.

As of December 31, 2024 and 2023, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2024
Apartment	$3,790	$58	$3,848	$3,771	$77	$3,848
Industrial	1,977	62	2,039	2,039	-	2,039
Office	902	178	1,080	1,046	34	1,080
Retail	1,974	12	1,986	1,978	8	1,986
Other	250	-	250	207	43	250
Total[1]	$8,893	$310	$9,203	$9,041	$162	$9,203
Weighted average DSC ratio	2.16	1.39	2.13	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	60%	72%	60%

December 31, 2023
Apartment	$3,831	$22	$3,853	$3,823	$29	$3,852
Industrial	1,842	-	1,842	1,842	-	1,842
Office	1,057	71	1,128	1,126	3	1,129
Retail	1,888	8	1,896	1,887	9	1,896
Other	256	-	256	216	40	256
Total[1]	$8,874	$101	$8,975	$8,894	$81	$8,975
Weighted average DSC ratio	2.20	1.33	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	56%	71%	57%

1	Excludes $416 million and $171 million of commercial mortgage loans that were under development as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, the Company has a diversified mortgage loan portfolio with no more than 22% and 23%, respectively, in a geographic region in the U.S., no more than 44% in a property type and no more than 1% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2024 were 12.0% and 5.1%, respectively, and for those originated or acquired during 2023 were 9.2% and 4.8%, respectively. As of December 31, 2024 and 2023, the maximum LTV ratio of any one loan at the time of loan origination was 89% and 78%, respectively. As of December 31, 2024 and 2023, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or amounts advanced and not included in the mortgage loan portfolio.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Securities Lending

The fair value of loaned securities was $1.1 billion and $922 million as of December 31, 2024 and 2023, respectively. The Company held $247 million and $359 million of cash collateral on securities lending as of December 31, 2024 and 2023, respectively. The carrying value and fair value of reinvested collateral assets were $247 million and $359 million and had a contractual maturity of under 30 days as of December 31, 2024 and 2023, respectively. The fair value of bonds acquired with reinvested collateral assets was $252 million and $366 million as of December 31, 2024 and 2023, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $834 million and $584 million of non-cash collateral on securities lending as of December 31, 2024 and 2023, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2024	2023	2022
Bonds	$2,151	$1,917	$1,511
Mortgage loans	413	357	334
Other invested assets	740	868	196
Policy loans	46	43	42
Derivative instruments[1]	39	24	19
Other	83	62	44
Gross investment income	$3,472	$3,271	$2,146
Investment expenses	(143)	(135)	(127)
Net investment income	$3,329	$3,136	$2,019

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2024 and 2023 was immaterial. Investment income due and accrued as of December 31, 2024 and 2023 that was admitted was $699 million and $965 million, respectively.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

		December 31,
(in millions)	2024	2023	2022
Gross gains on sales	$55	$31	$31
Gross losses on sales	(102)	(68)	(149)
Net realized capital losses on sales	$(47)	$(37)	$(118)
Net realized derivative (losses) gains	(445)	(378)	284
Other-than-temporary impairments	(36)	(21)	(26)
Total net realized capital (losses) gains	$(528)	$(436)	$140
Tax expense (benefit) on net (losses) gains	1	(4)	3
Net realized capital (losses) gains, net of tax	$(529)	$(432)	$137
Less: Net realized capital losses transferred to the IMR	(53)	(30)	(103)
Net realized capital (losses) gains, net of tax and transfers to the IMR	$(476)	$(402)	$240

For the year ended December 31, 2024, gross realized gains and gross realized losses on sales of bonds were $29 million and $97 million, respectively. For the year ended December 31, 2023, gross realized gains and gross realized losses on sales of bonds were $25 million and $64 million, respectively. For the year ended December 31, 2022, gross realized gains and gross realized losses on sales of bonds were $7 million and $145 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2024, 2023 and 2022.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $1.3 billion and $1.0 billion as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, there were $267 million and $99 million of commitments to purchase private placement bonds, respectively. There were $434 million and $490 million of outstanding commitments to fund mortgage loans as of December 31, 2024 and 2023, respectively.

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including equity index futures and options.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2024 and 2023, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net carrying Value	Fair value asset	Fair value liability	Average fair value
December 31, 2024
Interest rate swaps	$2,483	$-	$-	$-	$-
Options	196	2	4	-	-
Cross currency swaps	1,748	170	172	(11)	1
Futures	1,852	-	-	-	-
Total return swaps	600	16	16	-
Total derivatives¹	$6,879	$188	$192	$(11)	$1

December 31, 2023
Interest rate swaps	$2,410	$-	$-	$-	$-
Options	137	1	7	-	-
Cross currency swaps	1,621	94	120	(22)	1
Futures	2,925	-	-	-	-
Total derivatives¹	$7,093	$95	$127	$(22)	$1
1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2024 and 2023.

The Company received $717 million and $253 million of cash collateral and held $125 million and $49 million of securities off-balance sheet as collateral for derivative assets as of December 31, 2024 and 2023, respectively. Cash and securities pledged for derivative liabilities were immaterial as of December 31, 2024 and 2023. The impact of netting as a result of master netting agreements reduced the fair value of derivative assets and liabilities by $10 million and $20 million as of December 31, 2024 and 2023, respectively. As a result, the Company’s uncollateralized position for derivatives instruments was immaterial in each respective period. In addition, the Company posted initial margin on derivative instruments of $229 million and $256 million as of December 31, 2024 and 2023, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Net realized (losses) gains recorded in operations			Unrealized gains (losses) recorded in capital and surplus
	December 31,			December 31,
(in millions)	2024	2023	2022	2024	2023	2022
Cross currency swaps	$1	$-	$1	$78	$(43)	$103
Futures	(446)	(378)	283	131	(173)	124
Total return swaps	-	-	-	16	-	-
Total	$(445)	$(378)	$284	$225	$(216)	$227

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2024:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$11	$-	$-	$11
Common stocks unaffiliated	39	182	-	-	221
Preferred stocks unaffiliated	-	32	10	-	42
Derivative assets	-	16	-	-	16
Separate account assets	112,173	1,558	35	7,927	121,693
Assets at fair value	$112,212	$1,799	$45	$7,927	$121,983

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2024:

(in millions)	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2023	$7	$51	$58
Net gains (losses):
In surplus	(1)	5	4
Purchases	4	-	4
Sales	-	(21)	(21)
Balance as of December 31, 2024	$10	$35	$45

The following table summarizes assets and liabilities held at fair value as of December 31, 2023:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$7	$-	$-	$7
Common stocks unaffiliated	67	164	-	-	231
Preferred stocks unaffiliated	-	39	7	-	46
Separate account assets	104,555	1,637	51	6,430	112,673
Assets at fair value	$104,622	$1,847	$58	$6,430	$112,957

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2023:

(in millions)	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2022	$6	$55	$61
Net gains (losses):
In surplus	1	(1)	-
Purchases	3	-	3
Sales	(3)	(3)	(6)
Balance as of December 31, 2023	$7	$51	$58

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair Value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2024
Assets:
Bonds	$64	$36,103	$6,743	$42,910	$45,787
Mortgage loans, net of allowance	-	-	8,446	8,446	9,619
Policy loans	-	-	1,038	1,038	1,038
Derivative assets	-	172	4	176	178
Cash, cash equivalents and short-term investments	(66)	1,753	-	1,687	1,687
Securities lending collateral assets	247	-	-	247	247
Separate account assets	37	749	352	1,138	1,179
Total assets	$282	$38,777	$16,583	$55,642	$59,735
Liabilities:
Investment contracts	$-	$-	$3,306	$3,306	$3,605
Derivative liabilities	-	11	-	11	6
Total liabilities	$-	$11	$3,306	$3,317	$3,611
December 31, 2023
Assets:
Bonds	$175	$35,293	$5,999	$41,467	$43,860
Mortgage loans, net of allowance	-	-	8,047	8,047	9,144
Policy loans	-	-	969	969	969
Derivative assets	-	120	7	127	113
Cash, cash equivalents and short-term investments	(52)	1,607	-	1,555	1,555
Securities lending collateral assets	359	-	-	359	359
Separate account assets	5	411	157	573	597
Total assets	$487	$37,431	$15,179	$53,097	$56,597
Liabilities:
Investment contracts	$-	$-	$3,265	$3,265	$3,242
Derivative liabilities	-	22	-	22	17
Total liabilities	$-	$22	$3,265	$3,287	$3,259

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable-rate contracts approximates their carrying value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2024
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$950	$4	$954
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$950	$4	$954
Less: Deferred tax assets nonadmitted	(169)	-	(169)
Net admitted deferred tax assets	$781	$4	$785
Less: Deferred tax liabilities	(103)	(22)	(125)
Net admitted deferred tax assets	$678	$(18)	$660

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$953	$21	$974
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$953	$21	$974
Less: Deferred tax assets nonadmitted	(222)	-	(222)
Net admitted deferred tax assets	$731	$21	$752
Less: Deferred tax liabilities	(105)	(15)	(120)
Net admitted deferred tax assets	$626	$6	$632

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2024	2023	Change
Adjusted gross deferred tax assets	$954	$974	$(20)
Total deferred tax liabilities	(125)	(120)	(5)
Net deferred tax assets	$829	$854	$(25)
Less: Tax effect of unrealized gains and losses			(53)
Change in deferred income tax			$28

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2024
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$1	$1
Adjusted gross deferred tax assets expected to be realized[1]	657	2	659
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	124	1	125
Admitted deferred tax assets	$781	$4	$785

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$3	$3
Adjusted gross deferred tax assets expected to be realized[1]	623	6	629
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	108	12	120
Admitted deferred tax assets	$731	$21	$752

1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2024 and 2023, the threshold limitation for adjusted capital and surplus was $1.8 billion and $1.6 billion, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $11.8 billion and $10.5 billion as of December 31, 2024 and 2023, respectively. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 1,108% and 1,062% as of December 31, 2024 and 2023, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2024
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	17.06%	0.33%	17.39%

	December 31, 2023
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	7.19%	0.00%	7.19%

The Company’s tax planning strategies included the use of affiliated reinsurance for the years ended December 31, 2024 and 2023.

There are no temporary differences for which deferred tax liabilities are not recognized for the years ended December 31, 2024 and 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2024	2023	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$244	$231	$13
Investments	114	110	4
Deferred acquisition costs	350	297	53
Tax credit carry-forward	180	259	(79)
Other	62	56	6
Subtotal	$950	$953	$(3)
Nonadmitted	(169)	(222)	53
Admitted ordinary deferred tax assets	$781	$731	$50
Capital:
Investments	4	21	(17)
Subtotal	$4	$21	$(17)
Admitted capital deferred tax assets	$4	$21	$(17)
Admitted deferred tax assets	$785	$752	$33
Deferred tax liabilities
Ordinary:
Investments	$(70)	$(68)	$(2)
Future policy benefits and claims	(15)	(22)	7
Other	(18)	(15)	(3)
Subtotal	$(103)	$(105)	$2
Capital:
Investments	(22)	(15)	(7)
Subtotal	$(22)	$(15)	$(7)
Deferred tax liabilities	$(125)	$(120)	$(5)
Net deferred tax assets	$660	$632	$28

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2024 and 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows, for the years ended:

		December 31,
(in millions)	2024	2023	2022
Current income tax expense	$68	$104	$103
Change in deferred income tax (without tax on unrealized gains and losses)	(28)	(132)	(28)
Total income tax expense (benefit) reported	$40	$(28)	$75
Income before income and capital gains taxes	$1,219	$1,053	$1,077
Federal statutory tax rate	21%	21%	21%
Expected income tax expense at statutory tax rate	$256	$221	$226
(Decrease) increase in actual tax reported resulting from:
Dividends received deduction	(172)	(211)	(80)
Tax credits	(44)	(45)	(58)
Other	-	7	(13)
Total income tax expense (benefit) reported	$40	$(28)	$75

The Company incurred $1 million in federal income tax expense in 2023, which is available for recoupment in the event of future net losses.

The following table summarizes operating loss or tax credit carry-forwards available as of December 31, 2024:

(in millions)	Amount	Origination	Expiration
Operating loss carryforwards	$2	2017	2032
Business credits	$22	2018	2038
Business credits	$27	2019	2039
Business credits	$29	2020	2040
Business credits	$28	2021	2041
Business credits	$27	2022	2042
Business credits	$24	2023	2043
Business credits	$23	2024	2044

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company	Nationwide Financial General Agency, Inc.
Allied Insurance Company of America	Nationwide Financial Services, Inc.
Allied Property & Casualty Insurance Company	Nationwide General Insurance Company
Allied Texas Agency, Inc.	Nationwide Indemnity Company
AMCO Insurance Company	Nationwide Insurance Company of America
American Marine Underwriters	Nationwide Insurance Company of Florida
Crestbrook Insurance Company	Nationwide Investment Services Corporation
Depositors Insurance Company	Nationwide Life and Annuity Insurance Company
DVM Insurance Agency, Inc.	Nationwide Life Insurance Company
Eagle Captive Reinsurance, LLC	Nationwide Lloyds
Freedom Specialty Insurance Company	Nationwide Property & Casualty Insurance Company
Harleysville Insurance Company of New York	Nationwide Retirement Solutions, Inc.
Harleysville Insurance Company	Nationwide Sales Solutions, Inc.
Harleysville Insurance Company of New Jersey	Nationwide Trust Company, FSB
Harleysville Lake States Insurance Company	NBS Insurance Agency, Inc.
Harleysville Preferred Insurance Company	NFS Distributors, Inc.
Harleysville Worcester Insurance Company	Registered Investment Advisors Services, Inc.
Jefferson National Life Insurance Company	Retention Alternatives, Ltd.
Jefferson National Life Insurance Company of New York	Retention Alternatives Ltd. In Respect of Cell No. 1
Lone Star General Agency, Inc.	Segregated Account
National Casualty Company	Scottsdale Indemnity Company
Nationwide Advantage Mortgage Company	Scottsdale Insurance Company
Nationwide Affinity Insurance Company of America	Scottsdale Surplus Lines Insurance Company
Nationwide Agent Risk Purchasing Group. Inc.	Titan Insurance Company
Nationwide Agribusiness Insurance Company	Titan Insurance Services, Inc.
Nationwide Assurance Company	Veterinary Pet Insurance Company
Nationwide Cash Management Company	Victoria Fire & Casualty Company
Nationwide Corporation	Victoria Select Insurance Company
Nationwide Financial Assignment Company	VPI Services, Inc.

The method of allocation of regular tax among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return. Effective January 1, 2023, the Company revised its tax sharing agreement to address corporate alternative minimum tax (“CAMT”). If the consolidated federal income tax return group is an Applicable Corporation and has a CAMT liability, all members of the group will be treated as Applicable Corporations subject to CAMT. CAMT is paid by affiliates based on the ratio of the subsidiary’s CAMT liability to the total CAMT liabilities of all subsidiaries.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2024 and 2023.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law. The Act includes a new Federal CAMT, effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an Applicable Corporation. A corporation is an Applicable Corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1 billion. The $1 billion threshold is determined on a controlled-group basis by aggregating the AFSI of all entities treated as a single employer under tax law. The controlled-group’s AFS is generally treated as the AFS for all separate entities in the controlled-group. Except under limited circumstances, once a corporation is an Applicable Corporation, it is an Applicable Corporation in all future years.

An Applicable Corporation is not automatically subject to a CAMT liability. An Applicable Corporation’s tentative CAMT liability is equal to 15% of its adjusted AFSI, and CAMT is payable to the extent the tentative CAMT liability exceeds its regular corporate income tax. However, any CAMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of CAMT. For financial statement reporting, in the event an Applicable Corporation is subject to CAMT there will be no impact to total tax as any CAMT paid will be offset by the establishment of a deferred tax asset for the credit carryover.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company comprises a controlled-group of entities and has determined that it will be an Applicable Corporation in 2024. In making such determination, the Company has made certain interpretations of, and assumptions regarding, the CAMT provisions of the Act. While the U.S. Treasury Department issued proposed regulations on September 12, 2024, there remain many open questions and significant portions of the guidance will not be effective until the regulations are issued in final form. However, the proposed regulations, including the portions not effective until finalized, will not materially impact the Company’s financial statements.

The Company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

For the years ended December 31, 2024 and 2023, the Act did not impact the Company’s total tax.

(9)	Short-Term Debt and FHLB Funding Agreements

Short-Term Debt

The Company is a party to a $750 million revolving variable rate credit facility agreement. The Company had no amounts outstanding under the facility as of December 31, 2024 and 2023.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to Effective Federal Funds Rate plus 0.18%. The Company had no amounts outstanding under this agreement as of December 31, 2024 and 2023.

The terms of certain debt instruments contain various restrictive covenants, including, but not limited to, minimum statutory surplus defined in the agreements. The Company was in compliance with all covenants as of December 31, 2024 and 2023.

The amount of interest paid on short-term debt was immaterial in 2024, 2023 and 2022.

FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 40% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, shared between the Company and NLAIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. FHLB membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million in membership stock as of December 31, 2024 and 2023, none of which is eligible for redemption. As part of the agreement, the Company purchased and held an additional $160 million and $144 million in activity stock and an immaterial amount in excess stock as of December 31, 2024 and 2023, respectively, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $3.6 billion and $3.3 billion as of December 31, 2024 and 2023, respectively, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus. Certain outstanding advances are subject to prepayment penalties under these agreements. The maximum amounts of aggregate advances from the FHLB were $3.6 billion and $3.3 billion for the years ended December 31, 2024 and 2023, respectively.

The Company has agreements with the FHLB to provide short-term financing for operations. These agreements, which were renewed in June 2024 and expire June 2025, allow the Company access to borrow up to $1.1 billion. As of December 31, 2024 and 2023, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $5.4 billion (2.9% of total admitted assets) and fair value of $4.8 billion

(2.5% of total admitted assets) as of December 31, 2024 and carrying value of $5.3 billion (3.0% of total admitted assets) and fair value of $4.6 billion (2.6% of total admitted assets) as of December 31, 2023 were pledged as collateral under FHLB agreements, as a condition for withdrawal, and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus. The maximum amount of collateral pledged to the FHLB had a carrying value of $5.5 billion and fair value of $4.9 billion for the year ended December 31, 2024, and a carrying value of $5.3 billion and fair value of $4.6 billion for the year ended December 31, 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(10)	Surplus Notes

The following table summarizes the carrying value of surplus notes issued by the Company to NFS, as of the dates indicated:

(in millions)
Date issued	Interest rate	Par value	Carrying value	Interest and/ or principal paid in current year	Total interest and/ or principal paid	Unapproved interest and/or principal	Date of maturity
December 31, 2024
12/19/2001	7.50%	$300	$300	$23	$518	$-	12/31/2031
6/27/2002	8.15%	300	300	24	545	-	6/27/2032
12/23/2003	6.75%	100	100	7	139	-	12/23/2033
12/20/2019	4.21%	400	400	17	84	-	12/19/2059
Total		$1,100	$1,100	$71	$1,286	$-
December 31, 2023 12/19/2001	7.50%	$300	$300	$23	$495	$-	12/31/2031
6/27/2002	8.15%	300	300	24	521	-	6/27/2032
12/23/2003	6.75%	100	100	7	132	-	12/23/2033
12/20/2019	4.21%	400	400	16	67	-	12/19/2059
Total		$1,100	$1,100	$70	$1,215	$-

The surplus notes were issued in accordance with Section 3901.72 of the Ohio Revised Code. The principal and interest on these surplus notes shall not be a liability or claim against NLIC, or any of its assets, except as provided in Section 3901.72 of the Ohio Revised Code. The Department must approve interest and principal payments before they are paid.

(11)	Reinsurance

The Company has 100% coinsurance agreements with funds withheld with Eagle to cede specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts and certain fixed indexed annuity contracts issued and to be issued by NLIC. While the GMDB and GLWB contract riders are ceded by NLIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLIC. Amounts ceded to Eagle during 2024, 2023 and 2022 included premiums of $643 million, $635 million and $637 million, respectively, benefits and claims, net of third-party reinsurance recoveries, of $23 million, $73 million, and $75 million respectively, net investment earnings on funds withheld assets of $43 million, $55 million and $52 million, respectively, and an expense allowance for third-party reinsurance premiums of $1 million, $1 million and $2 million, respectively. As of December 31, 2024 and 2023, the carrying value of the funds withheld assets recorded within funds held under coinsurance was $1.2 billion and $1.3 billion, respectively, which consists of bonds and cash equivalents that had a carrying value of $1.1 billion and $1.2 billion, respectively, and mortgage loans that had a carrying value of $70 million and $73 million, respectively. As of December 31, 2024 and 2023, the Company’s reserve credit for guaranteed benefits ceded under the reinsurance agreements was $46 million and $91 million, respectively. Amounts payable to Eagle related to the reinsurance agreements were $116 million and $377 million as of December 31, 2024 and 2023, respectively.

The Company has a reinsurance agreement with NMIC whereby nearly all of the Company’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of the Company’s agreement, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the policyholder. Amounts ceded to NMIC include revenues of $354 million, $307 million and $287 million for the years ended December 31, 2024, 2023 and 2022, respectively, while benefits, claims and expenses ceded were $341 million, $301 million and $267 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company has an intercompany reinsurance agreement with NLAIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are assumed on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, the Company bears the investment risk associated with changes in interest rates. Risk of asset default remains with NLAIC, and the Company pays a fee to NLAIC for the retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts assumed from NLAIC are included in the Company’s statutory statements of operations for 2024, 2023 and 2022 and include considerations of $4 million, $46 million and $10 million, respectively, net investment income of $25 million, $31 million and $35 million, respectively, and benefits, claims and other expenses of $145 million, $186 million and $161 million, respectively. The reserve adjustment for 2024, 2023 and 2022 of $(143) million, $(153) million and $(161) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $619 million and $737 million as of 2024 and 2023, respectively, and amounts payable related to this agreement were $2 million and $6 million as of December 31, 2024 and 2023, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are assumed on a modified coinsurance basis. Total policy reserves under this treaty were $34 million as of December 31, 2024 and 2023. Total premiums assumed under this treaty were $11 million, $12 million and $12 million during 2024, 2023 and 2022, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby a certain life insurance contract is assumed on a 100% coinsurance basis. Policy reserves assumed under this agreement totaled $154 million as of December 31, 2024 and 2023.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unaffiliated reinsurers. Total reserve credits taken as of December 31, 2024 and 2023 were $252 million and $278 million, respectively. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

(12)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, and other affiliates and subsidiaries as a part of its ongoing operations. These include, but are not limited to, annuity and life insurance contracts, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies in conformity with NAIC statutory accounting principles. In addition, the Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Affiliate receivables and payables are the result of cost sharing and intercompany service agreements between the Company and its affiliates in which settlement has not yet occurred. Affiliate receivables are presented net of affiliate payables when the Company has the right to offset. The net amounts due from affiliates were $41 million and $19 million as of December 31, 2024 and 2023, respectively, and are included in other assets in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The net amounts due to affiliates were $56 million and $133 million as of December 31, 2024 and 2023, respectively, and are included in other liabilities in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. These arrangements are subject to written agreements which require that intercompany balances be settled within a certain time period, generally 30 to 60 days.

The Company and various affiliates share a home office, other facilities, equipment, common management and administrative services. In addition, NMIC provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. The Company was allocated costs from NMIC totaling $276 million, $245 million, and $285 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.3 billion and

$3.4 billion as of December 31, 2024 and 2023, respectively. Total revenues from these contracts were $117 million, $125 million and $127 million for the years ended December 31, 2024, 2023 and 2022, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $76 million, $84 million and $87 million for the years ended December 31, 2024, 2023 and 2022, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company receives an annual fee payable from the Tax Credit Funds, for which it is a guarantor and Managing Member, for its services in connection with the oversight of the performance of the Investee Partnerships and the compliance by their managing members and managing agents thereof with the provisions of the various operating level agreements and applicable laws. The amount the Company earned for the years ended December 31, 2024, 2023 and 2022 were immaterial.

Funds of Nationwide Variable Insurance Trust Funds (“NVITF”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2024 and 2023, customer allocations to NVITF totaled $65.4 billion and $63.9 billion, respectively. For the years ended December 31, 2024, 2023 and 2022, NVITF paid the Company $246 million, $234 million and $242 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $1.0 billion and $1.3 billion as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, amounts on deposit with NCMC were comprised of $938 million and $1.0 billion, respectively, of cash and cash equivalents, with remaining amounts in short-term investments.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2024, 2023 and 2022 were $53 million, $63 million and $112 million, respectively.

The Company provides commercial mortgage loans to subsidiaries of Nationwide Realty Investors, LTD, a subsidiary of NMIC, with interest rates ranging from 3.62% to 4.90% and maturity dates ranging from January 2031 to July 2041. As of December 31, 2024 and 2023, the Company had $286 million and $304 million, respectively, outstanding under these arrangements.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2024 and 2023, the Company had no outstanding borrowings from affiliated entities under such agreements. The amounts the Company incurred for interest expense on intercompany repurchase agreements during 2024, 2023 and 2022 were immaterial.

During 2024 and 2023, the Company received capital contributions of $100 million and $135 million, respectively, from NFS. During 2025, the Company received an additional capital contribution of $25 million from NFS as of the subsequent event date.

During 2024, the Company paid capital contributions to NLAIC of $400 million. During 2023, there were no capital contributions paid to NLAIC by the Company. During 2025, the Company paid capital contributions to NLAIC of $100 million as of the subsequent event date.

The Company has a replacement unsecured promissory note and revolving line of credit agreement with JNLNY whereby JNLNY can borrow up to $5 million. No amounts have been drawn on the note as of December 31, 2024 and 2023, or through the subsequent event date.

Pursuant to financial support agreements, the Company has agreed to provide NLAIC and JNL with the minimum capital and surplus required by each state in which NLAIC and JNL does business. These agreements do not constitute the Company as guarantor of any obligation or indebtedness of NLAIC or JNL or provide any creditor of NLAIC or JNL with recourse to or against any of the assets of the Company.

Eagle’s surplus position is evaluated quarterly to determine if an additional surplus contribution is required from the Company or if a distribution to the Company can be declared as of each quarter end. During 2023, the Company made surplus contributions to Eagle. On September 29, 2023, the Company made a surplus contribution to Eagle of $10 million. During 2024 and 2023 Eagle declared distributions to the Company based on their earned surplus position. On February 11, 2025, the Company received a dividend distribution of $107 million that was declared on December 31, 2024. The dividend receivable was recorded in investment income due and accrued as of December 31, 2024. On November 8, 2024, the Company received a dividend distribution of $81 million that was declared on September 30, 2024. On August 9, 2024, the Company received a dividend distribution of $131 million that was declared on June 28, 2024. On May 10, 2024, the Company received a dividend distribution of $365 million that was declared on March 29, 2024. On February 9, 2024, the Company received a total distribution of $421 million that was declared on December 29, 2023 and consisted of a return of contributed surplus of $10 million and a dividend of $411 million. The return of contributed surplus receivable was recorded in other invested assets and the dividend receivable was recorded in investment income due and accrued as of December 31, 2023. On August 10, 2023, the Company received a dividend distribution of $205 million that was declared on June 30, 2023. On May 9, 2023, the Company received a dividend distribution of $204 million that was declared on March 31, 2023. On February 10, 2023, the Company received a total distribution of $332 million that was declared on December 30, 2022 and consisted of a return of contributed surplus of $221 million and a dividend of $111 million.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company and NWSBL have entered into a $850 million unsecured promissory note and revolving line of credit agreement whereby NWSBL can borrow up to $850 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2023, NWSBL had an outstanding borrowing of $328 million. During 2024, additional draws increased the outstanding balance to $363 million when, on February 28, 2024, the outstanding balance was repaid and a $850 million replacement agreement was entered into with a draw amount of $363 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 27, 2025. As of December 31, 2024, NWSBL had an outstanding balance of $706 million. During 2025, additional draws increased the outstanding balance to $731 million when, on February 27, 2025, the outstanding balance was repaid and a $850 million replacement agreement was entered into with a draw amount of $746 million at an interest rate of 1-month SOFR plus 0.9% and a maturity date of February 26, 2026. The outstanding balance on this note is $771 million as of the subsequent event date.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLIC), LLC (“NW REI (NLIC)”), a subsidiary of NMIC, at $325 million and $251 million as of December 31, 2024 and 2023, respectively. NW REI (NLIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLIC), if not already recorded in the financial statements of NW REI (NLIC).

NMIC sponsors multiple benefit plans for its current and former employees including two qualified defined benefit pension plans, the Nationwide Retirement Plan – Account Balance and the Nationwide Retirement Plan – Final Average Pay, collectively the “Pension Plans”. On December 10, 2024, the Pension Plans purchased group annuity contracts that transferred certain obligations to the Company and NLAIC. The impact of this transaction was immaterial to net income and capital and surplus.

(13)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Guarantees

In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, for all guarantees made to or on behalf of wholly-owned subsidiaries, no initial liability recognition has been made and there is no net financial statement impact related to these guarantees.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988 are guaranteed by the Company. Total SPDA contracts affected by this guarantee in force were immaterial as of December 31, 2024 and 2023.

The Company has guaranteed the obligations and liabilities of NISC, including, without limitation, the full and prompt payment of all accounts payable to any party now or in the future. If for any reason NISC fails to satisfy any of its obligations, the Company will cause such obligation, loss or liability to be fully satisfied.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(14)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC RBC model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of surplus as regards policyholders as of the prior December 31 or (ii) the net income of the insurer as of the prior year. No dividends were paid by the Company to NFS for the years ended December 31, 2024 and 2023. The Company’s surplus as regards policyholders as of December 31, 2024, was $12.5 billion and statutory net income for 2024 was $1.2 billion. As of January 1, 2025, the Company has the ability to pay dividends to NFS totaling $1.3 billion without obtaining prior approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend or distribution paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholder.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I  Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2024:

(in millions)	Column A	Column B	Column C	Column D
	Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
	Bonds:
	U.S. Treasury securities and obligations of U.S. government corporations	$65	$64	$65
	U.S. government and agencies	76	76	76
	Obligations of states and political subdivisions	3,423	3,091	3,423
	Foreign governments	519	474	519
	Public utilities	5,008	4,584	4,972
	All other corporate, mortgage-backed and asset-backed securities	36,880	34,632	36,743
	Total fixed maturity securities	$45,971	$42,921	$45,798
	Equity securities:
	Common Stocks:
	Banks, trust and insurance companies	26	39	39
	Industrial, miscellaneous and all other	183	182	182
	Nonredeemable preferred stocks	38	42	42
	Total equity securities[1]	$247	$263	$263
	Mortgage loans	9,619		9,619
	Cash, cash equivalents and short-term investments	1,687		1,687
	Policy loans	1,039		1,038
	Other long-term investments[2]	2,821		2,821
	Total invested assets	$61,384		$61,226

1	Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $3.7 billion are excluded.
2

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $396 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III  Supplementary Insurance Information

As of December 31, 2024, 2023 and 2022 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims and loss expenses	Unearned premiums[2]	Other policy claims and benefits payable[2]	Premium revenue
2024
Annuities		$18,942			$8,677
Retirement Solutions		18,911			3,498
Life Insurance		5,532			411
Corporate Solutions and Other		8,408			3,816
Total		$51,793			$16,402
2023
Annuities		$15,213			$7,368
Retirement Solutions		20,351			4,150
Life Insurance		5,428			412
Corporate Solutions and Other		8,381			2,740
Total		$49,373			$14,670
2022
Annuities		$10,635			$5,758
Retirement Solutions		21,824			5,097
Life Insurance		5,353			415
Corporate Solutions and Other		7,670			3,265
Total		$45,482			$14,535

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[3]	Benefits, claims, losses and settlement expenses[4]	Amortization of deferred policy acquisition costs[1]	Other operating expenses	Premiums written
2024
Annuities	$882	$15,954		$184
Retirement Solutions	788	5,398		244
Life Insurance	285	866		105
Corporate Solutions and Other	1,374	1,430		204
Total	$3,329	$23,648		$737
2023
Annuities	$613	$13,619		$158
Retirement Solutions	835	5,610		214
Life Insurance	276	757		101
Corporate Solutions and Other	1,412	1,943		203
Total	$3,136	$21,929		$676
2022
Annuities	$346	$10,871		$136
Retirement Solutions	860	6,178		120
Life Insurance	261	730		105
Corporate Solutions and Other	552	1,519		174
Total	$2,019	$19,298		$535

1	Deferred policy acquisition costs and amortization of deferred policy acquisition costs are not applicable for statutory basis of accounting.
2	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
3

Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates and reported segment operating results would change if different methods were applied.

4	Benefits to policyholders and beneficiaries, increase in reserves for future policy benefits and claims and commissions are included in Column H amounts.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV  Reinsurance

As of December 31, 2024, 2023 and 2022 and each of the years then ended:

(in millions)
Column A	Column B	Column C	Column D	Column E
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount
2024
Life insurance in force	$153,575	$(24,712)	$557	$129,420
Premiums:
Life Insurance	$3,977	$(140)	$11	$3,848
Accident and health insurance	531	(540)	9	-
Total	$4,508	$(680)	$20	$3,848

2023
Life insurance in force	$147,725	$(26,722)	$579	$121,582
Premiums:
Life Insurance	$2,931	$(143)	$12	$2,800
Accident and health insurance	457	(465)	9	-
Total	$3,388	$(608)	$21	$2,800

2022
Life insurance in force	$145,173	$(29,598)	$605	$116,180
Premiums:
Life Insurance	$3,473	$(144)	$12	$3,341
Accident and health insurance	425	(424)	-	1
Total	$3,898	$(568)	$12	$3,342

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V  Valuation and Qualifying Accounts

Years ended December 31, 2024, 2023 and 2022:

(in millions)
Column A	Column B	Column C	Column D	Column E
	Balance at	Charged to		Balance at
	beginning	costs and		end of
Description	of period	expenses	Deductions[1]	period
2024
Valuation allowances - mortgage loans	$2	$-	$(2)	$-

2023
Valuation allowances - mortgage loans[2]	$1	$1	$-	$2

2022
Valuation allowances - mortgage loans	$43	$(5)	$-	$38
1	Amounts generally represent recoveries, payoffs and sales.
2	Effective January 1, 2023, the Company changed its method for reserving for mortgage loans. Refer to Note 5 for further discussion and the resulting impacts of the change.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.